CMBS COLLATERAL TERM SHEET

$2,161,044,350 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

BARCLAYS CAPITAL REAL ESTATE INC.
MORTGAGE LOAN SELLER

BEAR STEARNS COMMERCIAL MORTGAGE, INC.
MORTGAGE LOAN SELLER

BANK OF AMERICA, N.A.
MASTER SERVICER

LNR PARTNERS, INC.
SPECIAL SERVICER

JUNE 2005

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA
SECURITIES LLC, BEAR STEARNS & CO. INC., BARCLAYS CAPITAL INC., GOLDMAN, SACHS
& CO. AND GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS
SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN
OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY
JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY
PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED
IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND
OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION
REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF
SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND
THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND
THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING
PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME
TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES
MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY
BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND
INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY
FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, AS AMENDED
INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE
ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN
THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS
ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS
SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ
BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE
UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE
SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF
THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT
AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. EACH OF THE UNDERWRITERS IS
ACTING AS AN UNDERWRITER AND IS NOT ACTING AS AN AGENT FOR THE ISSUER IN
CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA SECURITIES LLC                          BEAR, STEARNS & CO. INC.

                                BARCLAYS CAPITAL

                              --------------------

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                               TABLE OF CONTENTS

Contact Information ....................................................     1

Mortgage Pool Characteristics

Ten Largest Mortgage Loans or Crossed Pool

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

TRANSACTION TERMS

--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
  MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT TO BE DATED JUNE 2005.

CUT-OFF DATE        All Mortgage Loan characteristics are based on balances as of the Cut-off Date, which is July 1, 2005 for all of the
                    Mortgage Loans. All percentages presented herein are
                    approximate.

MORTGAGE POOL       The Mortgage Pool consists of 109 Mortgage Loans (the
                    "Mortgage Loans") with an aggregate balance as of the
                    Cut-off Date of $2,161,044,350 (the "Initial Pool
                    Balance"). The Mortgage Loans are secured by 125 properties
                    (the "Mortgaged Properties") located throughout 32 states.

DEPOSITOR           Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN
SELLERS             Bank of America, N.A., Barclays Capital Real Estate Inc.
                    and Bear Stearns Commercial Mortgage, Inc.

UNDERWRITERS        Banc of America Securities LLC, Bear, Stearns & Co. Inc.
                    and Barclays Capital Inc. are acting as co-lead managers.
                    Banc of America Securities LLC and Bear, Stearns & Co. Inc.
                    are expected to act as joint bookrunners with respect to
                    certain Classes of Offered Certificates. Banc of America
                    Securities LLC is expected to be sole bookrunner with
                    respect to all other Classes of Offered Certificates.
                    Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
                    are acting as co-managers.

TRUSTEE             LaSalle Bank National Association.

FISCAL AGENT        ABN AMRO Bank, N.V.

MASTER SERVICER     Bank of America, N.A.

SPECIAL SERVICER    LNR Partners, Inc.

RATING AGENCIES     Moody's Investors Service, Inc. ("Moody's") and Standard
                    and Poor's Ratings Services, a division of The McGraw-Hill
                    Companies, Inc. ("S&P").

SETTLEMENT DATE     On or about July   , 2005.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

CONTACT INFORMATION

--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC       BEAR, STEARNS & CO. INC.
Bill Hale                            Craig Sedmak
(704) 388-1597 (Phone)               (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                 (917) 849-0223 (Fax)
bill.e.hale@bankofamerica.com        csedmak@bear.com

Geordie Walker                       Tim Koltermann
(704) 388-1597 (Phone)               (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                 (917) 849-0223 (Fax)
geordie.r.walker@bankofamerica.com   tkoltermann@bear.com

Chuck Mather                         Jignesh Patel
(704) 388-1597 (Phone)               (212) 272-6184 (Phone)
(704) 388-9677 (Fax)                 (917) 849-0223 (Fax)
charles.mather@bankofamerica.com     jignesh.patel@bear.com

Chris Springer
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
chris.springer@bankofamerica.com

                             BARCLAYS CAPITAL INC.
                             Brian Dixon
                             (212) 412-2663 (Phone)
                             (212) 412-7305 (Fax)
                             brian.dixon@barcap.com

                             Craig Leonard
                             (212) 412-2663 (Phone)
                             (212) 412-7305 (Fax)
                             craig.leonard@barcap.com

                             Sang Yu
                             (212) 412-3685 (Phone)
                             (212) 412-1678 (Fax)
                             sang.yu@barcap.com

GOLDMAN, SACHS & CO.      GREENWICH CAPITAL MARKETS, INC.
Emily Brooks              Chris McCormack
(212) 902-7264 (Phone)    (203) 625-2900 (Phone)
(212) 346-3594 (Fax)      (203) 618-2052 (Fax)
emily.brooks@gs.com       mccormc@gcm.com

Scott Wisenbaker          Brian Schwartz
(212) 902-2858 (Phone)    (203) 625-2900 (Phone)
(212) 346-3594 (Fax)      (212) 618-2033 (Fax)
scott.wisenbaker@gs.com   brian.schwartz@gcm.com

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       1

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------



GENERAL CHARACTERISTICS                                                                   MORTGAGE POOL

Number of Mortgage Loans .............................................................              109
Number of Mortgaged Properties .......................................................              125
Aggregate Balance of all Mortgage Loans(1) ...........................................   $2,161,044,350
Number of Balloon Payment Mortgage Loans(2) ..........................................               74
Aggregate Balance of Balloon Payment Mortgage Loans(2) ...............................   $1,225,939,944
Number of Anticipated Repayment Date Mortgage Loans(3) ...............................                1
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(3) ....................   $   11,623,000
Number of Interest Only Mortgage Loans(3) ............................................               35
Aggregate Balance of Interest Only Mortgage Loans(3) .................................   $  935,104,406
Maximum Balance ......................................................................   $  200,000,000
Minimum Balance ......................................................................   $      997,977
Average Balance ......................................................................   $   19,826,095
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ........................                9
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted Mortgage Loans   $   51,834,508
Weighted Average Cut-off Date LTV Ratio ..............................................            67.6%
Maximum Cut-off Date LTV Ratio .......................................................            81.5%
Minimum Cut-off Date LTV Ratio .......................................................            20.6%
Weighted Average DSCR ................................................................            1.59x
Maximum DSCR .........................................................................            5.06x
Minimum DSCR .........................................................................            1.07x
Weighted Average LTV at Maturity or Anticipated Repayment Date .......................            62.7%
Range of Mortgage Loan Interest Rates ................................................    4.298%-5.970%
Weighted Average Mortgage Loan Interest Rate .........................................           5.229%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months) ...........         54 - 169
Weighted Average Remaining Term to Maturity or Anticipated Repayment
 Date (months) .......................................................................               97


---------
The "Glossary of Principal Definitions" in the prospectus supplement will provide further definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

(1)   Subject to a permitted variance of plus or minus 5%.

(2)   Excludes Mortgage Loans that are Interest Only until maturity or until the anticipated repayment date.

(3)   With respect to one Mortgage Loan, Loan No. 58624, the Mortgage Loan is
      both an ARD Loan and Interest Only which results in such Mortgage Loan appearing in each category.

*     One Mortgage Loan, Loan No. 58851 (such Loan Number is set forth in Annex
      A to the prospectus supplement), representing 6.1% of the Initial Pool
      Balance, is part of a split loan structure evidenced by two pari passu promissory notes referred to as note A-1 and note A-2. The note A-1, which is the only note included in the Trust, has been divided into a senior component and a subordinate component. The subordinate component is included in the Trust, but does not back any of the Offered
      Certificates. The cut-off date balance of this Mortgage Loan has been calculated based upon the senior component of note A-1. Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the two senior notes (excluding the subordinate component). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate component were included.
      For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the note A-1 (excluding the subordinate component)
      included in the Trust.

      One Mortgage Loan, Loan No. 58884 (such Loan Number is set forth in Annex
      A to the prospectus supplement), representing 9.3% of the Initial Pool
      Balance, is part of a componentized structure, which includes a senior component and a subordinate component. The subordinate component is included in the Trust, but does not back any of the Offered Certificates.
      The cut-off date balance for this Mortgage Loan was calculated based solely upon the senior component. Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as otherwise noted
      herein, was calculated based upon the senior component. Such ratios would be lower (in the case of debt service coverage ratios) and higher (in the case of loan-to-value ratios) if the subordinate component was included.
      For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely on the outstanding principal balance of the senior component (excluding the subordinate component) included in the Trust.

      The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       2

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------

[PIE CHART OMITTED]

PROPERTY TYPE               PERCENTAGE
----------------------      ----------
Retail                         33.4%
Multifamily                    13.1%
Hotel                           9.5%
Industrial                      2.8%
Other                           1.7%
Self Storage                    0.9%
Manufactured Housing            0.6%
Office                         37.9%

PROPERTY TYPE



                         NUMBER OF      AGGREGATE          % OF
                         MORTGAGED     CUT-OFF DATE    INITIAL POOL
PROPERTY TYPE           PROPERTIES       BALANCE          BALANCE
-------------------------------------------------------------------

Office                       33     $  820,068,830          37.9%
-------------------------------------------------------------------
Retail                       39        722,728,831          33.4
-------------------------------------------------------------------
 Anchored                    33        684,486,147          31.7
-------------------------------------------------------------------
 Shadow Anchored              3         27,655,000           1.3
-------------------------------------------------------------------
 Unanchored                   3         10,587,685           0.5
-------------------------------------------------------------------
Multifamily                  18        283,990,708          13.1
-------------------------------------------------------------------
Hotel                        19        204,923,432           9.5
-------------------------------------------------------------------
Industrial                    6         60,690,143           2.8
-------------------------------------------------------------------
Other                         2         35,675,000           1.7
-------------------------------------------------------------------
Self Storage                  5         19,739,205           0.9
-------------------------------------------------------------------
Manufactured Housing          3         13,228,201           0.6
-------------------------------------------------------------------
TOTAL/WTD. AVG              125     $2,161,044,350         100.0%
-------------------------------------------------------------------

                          WEIGHTED                       WEIGHTED                       WEIGHTED
                           AVERAGE        MIN/MAX         AVERAGE         MIN/MAX       AVERAGE
                        UNDERWRITTEN    UNDERWRITTEN   CUT-OFF DATE    CUT-OFF DATE     MORTGAGE
PROPERTY TYPE               DSCR            DSCR         LTV RATIO       LTV RATIO        RATE
------------------------------------------------------------------------------------------------

Office                       1.62x    1.07x / 5.06x         65.0%    20.6%/79.8%          5.239%
------------------------------------------------------------------------------------------------
Retail                       1.69x    1.20x / 2.90x         67.1%    46.1%/80.0%          5.107%
------------------------------------------------------------------------------------------------
 Anchored                    1.71x    1.20x / 2.90x         66.8%    46.1%/80.0%          5.086%
------------------------------------------------------------------------------------------------
 Shadow Anchored             1.41x    1.22x / 2.41x         73.4%    59.0%/74.8%          5.443%
------------------------------------------------------------------------------------------------
 Unanchored                  1.45x    1.25x / 1.55x         76.1%    69.0%/79.9%          5.603%
------------------------------------------------------------------------------------------------
Multifamily                  1.29x    1.11x / 1.55x         74.5%    61.2%/81.5%          5.286%
------------------------------------------------------------------------------------------------
Hotel                        1.46x    1.22x / 1.74x         71.2%    64.8%/74.9%          5.535%
------------------------------------------------------------------------------------------------
Industrial                   1.42x    1.20x / 1.80x         70.3%    54.4%/80.0%          5.446%
------------------------------------------------------------------------------------------------
Other                        2.21x    2.11x / 2.59x         56.1%    49.8%/57.9%          4.790%
------------------------------------------------------------------------------------------------
Self Storage                 1.53x    1.26x / 2.02x         63.0%    53.3%/79.4%          5.330%
------------------------------------------------------------------------------------------------
Manufactured Housing         1.23x    1.21x / 1.26x         77.7%    75.9%/79.3%          5.373%
------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG             1.59X      1.07X / 5.06X         67.6%    20.6%/81.5%          5.229%
------------------------------------------------------------------------------------------------


*     See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.
                                       3

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------

                         [MAP OF UNITED STATES OMITTED]

Massachusetts            Kentucky             Florida           Texas
2 properties             8 properties         6 properties      13 properties
$14,697,042              $87,000,510          $52,865,000       $151,852,118
0.7% of total            4.0% of total        2.4% of total     7.0% of total

New Jersey               Oklahoma             Georgia           Kansas
4 properties             1 property           3 properties      2 properties
$35,760,943              $5,740,000           $23,442,750       $15,732,360
1.7% of total            0.3% of total        1.1% of total     0.7% of total

Rhode Island             North Carolina       Nevada
1 property               2 properties         1 property
$6,284,000               $34,260,000          $6,143,249
0.3% of total            1.6% of total        0.3% of total

Connecticut              Minnesota            Washington
4 properties             1 property           2 properties
$63,330,000              $189,320,140         $4,590,694
2.9% of total            8.8% of total        0.2% of total

Ohio                     Wisconsin            California
4 properties             2 properties         19 properties
$24,316,300              $15,249,034          $428,256,489
1.1% of total            0.7% of total        19.8% of total

Maryland                 Iowa                 New York
3 properties             1 property           8 properties
$161,394,341             $12,208,120          $375,282,507
7.5% of total            0.6% of total        17.4% of total

Michigan                 Indiana              Pennsylvania
4 properties             3 properties         2 properties
$20,086,037              $26,676,351          $9,927,382
0.9% of total            1.2% of total        0.5% of total

Missouri                 Illinois             New Hampshire
3 properties             7 properties         1 property
$27,189,708              $92,550,705          $21,420,000
1.3% of total            4.3% of total        1.0% of total

North Dakota             Arizona              Tennessee
1 property               3 properties         1 property
$4,500,000               $98,000,000          $55,125,000
0.2% of total            4.5% of total        2.6% of total

Alabama                  Colorado             Virginia
2 properties             9 properties         2 properties
$6,069,000               $63,612,808          $28,161,761
0.3% of total            2.9% of total        1.3% of total

PROPERTY LOCATION



                                                                             WEIGHTED         WEIGHTED      WEIGHTED
                      NUMBER OF           AGGREGATE                           AVERAGE          AVERAGE       AVERAGE
                      MORTGAGED        CUT-OFF DATE     % OF INITIAL     UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
STATES               PROPERTIES             BALANCE     POOL BALANCE             DSCR        LTV RATIO          RATE
--------------------------------------------------------------------------------------------------------------------

California+              19        $  428,256,489           19.8%            1.36x            70.4%          5.238%
--------------------------------------------------------------------------------------------------------------------
  Southern               12           279,464,910           12.9             1.46x            67.0%          5.177%
--------------------------------------------------------------------------------------------------------------------
  Northern                7           148,791,579            6.9             1.18x            76.8%          5.353%
--------------------------------------------------------------------------------------------------------------------
New York                  8           375,282,507           17.4             1.76x            60.8%          5.366%
--------------------------------------------------------------------------------------------------------------------
Minnesota                 1           189,320,140            8.8             1.29x            74.2%          4.861%
--------------------------------------------------------------------------------------------------------------------
Maryland                  3           161,394,341            7.5             1.76x            67.5%          5.062%
--------------------------------------------------------------------------------------------------------------------
Texas                    13           151,852,118            7.0             1.57x            70.4%          5.297%
--------------------------------------------------------------------------------------------------------------------
Arizona                   3            98,000,000            4.5             2.45x            61.5%          4.944%
--------------------------------------------------------------------------------------------------------------------
Illinois                  7            92,550,705            4.3             1.38x            69.2%          5.512%
--------------------------------------------------------------------------------------------------------------------
Kentucky                  8            87,000,510            4.0             1.51x            64.6%          5.255%
--------------------------------------------------------------------------------------------------------------------
Colorado                  9            63,612,808            2.9             1.45x            73.1%          5.554%
--------------------------------------------------------------------------------------------------------------------
Connecticut               4            63,330,000            2.9             1.47x            65.3%          5.041%
--------------------------------------------------------------------------------------------------------------------
Others                   50           450,444,732           20.8             1.63x            68.1%          5.277%
--------------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG          125        $2,161,044,350          100.0%          1.59X              67.6%          5.229%
--------------------------------------------------------------------------------------------------------------------


o  THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 32 STATES.

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

---------------------------------------------------------------
               NO. OF                        AGGREGATE
              MORTGAGE                    CUT-OFF DATE     % OF
                LOANS                      BALANCE ($)     POOL
---------------------------------------------------------------
 $997,977 -- $999,999             1          997,977       0.0
 $1,000,000 -- $1,999,999         2        3,635,000       0.2
 $2,000,000 -- $2,999,999         5       13,317,469       0.6
 $3,000,000 -- $3,999,999        14       48,807,287       2.3
 $4,000,000 -- $4,999,999         3       13,084,000       0.6
 $5,000,000 -- $7,499,999        19      120,528,183       5.6
 $7,500,000 -- $9,999,999        17      143,448,683       6.6
 $10,000,000 -- $14,999,999      17      192,243,235       8.9
 $15,000,000 -- $19,999,999       7      118,140,336       5.5
 $20,000,000 -- $29,999,999       7      173,034,261       8.0
 $30,000,000 -- $49,999,999       8      282,202,286      13.1
 $50,000,000 -- $99,999,999       4      314,720,000      14.6
 $100,000,000 -- $200,000,000     5      736,885,632      34.1
---------------------------------------------------------------
 TOTAL                          109    2,161,044,350     100.0
---------------------------------------------------------------
Min: $997,977  Max: $200,000,000
Average: $19,826,095

PROPERTY LOCATION

--------------------------------------------------------
                     NO. OF        AGGREGATE
                  MORTGAGED     CUT-OFF DATE      % OF
                 PROPERTIES      BALANCE ($)      POOL
--------------------------------------------------------
 California+           19         428,256,489     19.8
  Southern             12         279,464,910     12.9
  Northern              7         148,791,579      6.9
 New York               8         375,282,507     17.4
 Minnesota              1         189,320,140      8.8
 Maryland               3         161,394,341      7.5
 Texas                 13         151,852,118      7.0
 Arizona                3          98,000,000      4.5
 Illinois               7          92,550,705      4.3
 Kentucky               8          87,000,510      4.0
 Colorado               9          63,612,808      2.9
 Connecticut            4          63,330,000      2.9
 Others                50         450,444,732     20.8
--------------------------------------------------------
 TOTAL:               125       2,161,044,350    100.0
--------------------------------------------------------

PROPERTY TYPE

----------------------------------------------------------------
                              NO. OF        AGGREGATE
                           MORTGAGED     CUT-OFF DATE      % OF
                          PROPERTIES      BALANCE ($)      POOL
----------------------------------------------------------------
 Office                         33       $ 820,068,830     37.9
 Retail                         39         722,728,831     33.4
    Anchored                    33         684,486,147     31.7
    Shadow Anchored              3          27,655,000      1.3
    Unanchored                   3          10,587,685      0.5
 Multifamily                    18         283,990,708     13.1
 Hotel                          19         204,923,432      9.5
 Industrial                      6          60,690,143      2.8
 Other                           2          35,675,000      1.7
 Self Storage                    5          19,739,205      0.9
 Manufactured Housing            3          13,228,201      0.6
----------------------------------------------------------------
 TOTAL:                        125       2,161,044,350    100.0
----------------------------------------------------------------

MORTGAGE RATE (%)

-------------------------------------------------------
                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE     % OF
                       LOANS      BALANCE ($)     POOL
-------------------------------------------------------
 4.298% -- 4.499%        1         11,623,000      0.5
 4.500% -- 4.749%        9         60,731,800      2.8
 4.750% -- 4.999%        9        610,553,260     28.3
 5.000% -- 5.249%       19        480,552,832     22.2
 5.250% -- 5.499%       27        418,498,745     19.4
 5.500% -- 5.749%       39        417,896,736     19.3
 5.750% -- 5.970%        5        161,187,976      7.5
-------------------------------------------------------
 TOTAL:                109      2,161,044,350    100.0
-------------------------------------------------------
 Min: 4.298%       Max: 5.970%        Wtd Avg: 5.229%
-------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

----------------------------------------------------
                NO. OF        AGGREGATE
              MORTGAGE     CUT-OFF DATE       % OF
                 LOANS      BALANCE ($)       POOL
----------------------------------------------------
 60 -- 83         27         522,134,271      24.2
 84 -- 99          8         414,935,476      19.2
 100 -- 120       73       1,181,974,603      54.7
 180               1          42,000,000       1.9
----------------------------------------------------
 TOTAL:          109       2,161,044,350     100.0
----------------------------------------------------
 Min: 60         Max: 180             Wtd Avg: 100
----------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

----------------------------------------------------
                NO. OF        AGGREGATE
              MORTGAGE     CUT-OFF DATE      % OF
                 LOANS      BALANCE ($)      POOL
----------------------------------------------------
 54 -- 59         24          500,571,771    23.2
 60 -- 79          4          105,562,500     4.9
 80 -- 99          7          330,935,476    15.3
 100 -- 119       63        1,069,493,143    49.5
 120 -- 139       10          112,481,460     5.2
 140 -- 169        1           42,000,000     1.9
----------------------------------------------------
 TOTAL:          109        2,161,044,350   100.0
----------------------------------------------------
 Min: 54            Max: 169           Wtd Avg: 97
----------------------------------------------------

PREPAYMENT PROVISION SUMMARY

----------------------------------------------------------------
                               NO. OF       AGGREGATE
                             MORTGAGE    CUT-OFF DATE      % OF
                                LOANS     BALANCE ($)      POOL
----------------------------------------------------------------
 Lockout/Defeasance/Open         83      1,882,109,901    87.1
 Lockout/Yield
     Maintenance/Open            25        269,894,306    12.5
 Yield Maintenance/Open           1          9,040,143     0.4
----------------------------------------------------------------
 TOTAL:                         109      2,161,044,350   100.0
----------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

----------------------------------------------------
                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE     % OF
                     LOANS      BALANCE ($)     POOL
----------------------------------------------------
 20.6% -- 29.9%        1          9,000,000      0.4
 30.0% -- 49.9%        2         20,050,000      0.9
 50.0% -- 59.9%       19        291,439,182     13.5
 60.0% -- 64.9%       15        649,898,940     30.1
 65.0% -- 69.9%       12        127,183,202      5.9
 70.0% -- 74.9%       41        799,391,891     37.0
 75.0% -- 79.9%       15        224,381,134     10.4
 80.0% -- 81.5%        4         39,700,000      1.8
----------------------------------------------------
 TOTAL:              109      2,161,044,350    100.0
----------------------------------------------------
 Min: 20.6%         Max: 81.5%        Wtd Avg: 67.6%
----------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)

-----------------------------------------------------
                      NO. OF      AGGREGATE
                    MORTGAGE    CUT-OFF DATE     % OF
                       LOANS     BALANCE ($)     POOL
-----------------------------------------------------
 20.6% -- 24.9%         1         9,000,000      0.4
 25.0% -- 49.9%         8       145,905,896      6.8
 50.0% -- 59.9%        46       678,161,591     31.4
 60.0% -- 64.9%        19       490,102,278     22.7
 65.0% -- 69.9%        17       307,562,360     14.2
 70.0% -- 74.9%        14       462,512,225     21.4
 75.0% -- 80.0%         4        67,800,000      3.1
-----------------------------------------------------
 TOTAL:               109     2,161,044,350    100.0
-----------------------------------------------------
 Min: 20.6%           Max: 80.0%       Wtd Avg: 62.7%
-----------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)

-----------------------------------------------------
                      NO. OF     AGGREGATE
                    MORTGAGE   CUT-OFF DATE     % OF
                       LOANS   BALANCE ($)     POOL
-----------------------------------------------------
 1.07x -- 1.19x          3      89,916,014      4.2
 1.20x -- 1.24x         17     197,367,005      9.1
 1.25x -- 1.29x         15     340,064,876     15.7
 1.30x -- 1.34x          7     103,741,337      4.8
 1.35x -- 1.39x          9     230,890,224     10.7
 1.40x -- 1.49x         14     164,300,491      7.6
 1.50x -- 1.59x         14     336,727,682     15.6
 1.60x -- 1.69x          2      20,186,322      0.9
 1.70x -- 1.79x          5     241,838,216     11.2
 1.80x -- 1.89x          2     117,100,000      5.4
 1.90x -- 1.99x          1       7,227,382      0.3
 2.00x -- 2.99x         19     302,684,800     14.0
 3.00x -- 5.06x          1       9,000,000      0.4
-----------------------------------------------------
 TOTAL:                109   2,161,044,350    100.0
-----------------------------------------------------
 Min: 1.07x          Max: 5.06x       Wtd Avg: 1.59x
-----------------------------------------------------

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE



PREPAYMENT PROVISIONS(1)                             JUL-05          JUL-06          JUL-07
----------------------------------------------------------------------------------------------

Lockout/Defeasance                                    99.58%          99.59%          95.53%
Yield Maintenance(2)                                   0.42%           0.41%           4.47%
Open                                                   0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------
Total                                                100.00%         100.00%         100.00%
----------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)            $ 2,161.04      $ 2,151.33      $ 2,138.95
Percent of Aggregate Cut-off Date Balance(3)         100.00%          99.55%          98.98%
----------------------------------------------------------------------------------------------

PREPAYMENT PROVISIONS(1)                             JUL-08          JUL-09          JUL-10          JUL-11
-------------------------------------------------------------------------------------------------------------

Lockout/Defeasance                                    90.52%          88.83%          92.79%          92.74%
Yield Maintenance(2)                                   9.48%          11.17%           7.21%           7.26%
Open                                                   0.00%           0.00%           0.00%           0.00%
-------------------------------------------------------------------------------------------------------------
Total                                                100.00%         100.00%         100.00%         100.00%
-------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)            $ 2,124.50      $ 2,106.48      $ 1,591.65      $ 1,565.91
Percent of Aggregate Cut-off Date Balance(3)          98.31%          97.48%          73.65%          72.46%
-------------------------------------------------------------------------------------------------------------




PREPAYMENT PROVISIONS(1)             JUL-12          JUL-13          JUL-14
----------------------------------------------------------------------------

Lockout/Defeasance                   90.18%          90.15%          83.20%
Yield Maintenance(2)                  9.82%           9.85%           9.89%
Open                                  0.00%           0.00%           6.91%
----------------------------------------------------------------------------
Total                               100.00%         100.00%         100.00%
----------------------------------------------------------------------------
Total Beginning Balance (in
 millions)                      $ 1,146.02      $ 1,129.91      $ 1,112.88
Percent of Aggregate Cut-off
 Date Balance(3)                     53.03%          52.29%          51.50%
----------------------------------------------------------------------------

PREPAYMENT PROVISIONS(1)          JUL-15        JUL-16        JUL-17        JUL-18        JUL-19
-------------------------------------------------------------------------------------------------

Lockout/Defeasance                  0.00%         0.00%         0.00%         0.00%         0.00%
Yield Maintenance(2)              100.00%       100.00%       100.00%       100.00%         0.00%
Open                                0.00%         0.00%         0.00%         0.00%       100.00%
-------------------------------------------------------------------------------------------------
Total                             100.00%       100.00%       100.00%       100.00%       100.00%
-------------------------------------------------------------------------------------------------
Total Beginning Balance (in
 millions)                      $ 41.33       $ 40.57       $ 39.76       $ 38.89       $ 37.97
Percent of Aggregate Cut-off
 Date Balance(3)                    1.91%         1.88%         1.84%         1.80%         1.76%
-------------------------------------------------------------------------------------------------


(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (except that an ARD Loan will be repaid on its Anticipated
      Repayment Date).

(2)   As of the Cut-off Date, one Mortgage Loan, representing 0.4% of the
      Initial Pool Balance, is not subject to a Lock-out Period but is subject to Yield Maintenance prepayment provisions. In addition, as of the
      Cut-off Date, 25 Mortgage Loans, representing 12.5% of the Initial Pool
      Balance, are subject to yield maintenance prepayment provisions after the lock-out period. The remaining Mortgage Loans, representing 87.1% of the
      Initial Pool Balance, are subject to defeasance after an initial restriction period. All of the above-described Mortgage Loans also have an open period on or prior to maturity during which prepayment may be made without any required yield maintenance or prepayment premium.

(3)   As of the Cut-off Date.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR CROSSED POOL*

--------------------------------------------------------------------------------
The following table and summaries describe the ten largest Mortgage Loans or
Crossed Pool in the Mortgage Pool by Cut-off Date Balance:

     TEN LARGEST MORTGAGE LOANS OR CROSSED POOL BY CUT-OFF DATE BALANCE(1)



                                                            % OF
                                            CUT-OFF       INITIAL                   CUT-OFF       LTV
                                              DATE          POOL      PROPERTY     DATE LTV      RATIO      UNDERWRITTEN   MORTGAGE
LOAN NAME                                   BALANCE       BALANCE       TYPE         RATIO    AT MATURITY       DSCR        RATE(2)
-------------------------------------- ----------------- --------- -----------    ---------- -------------  ------------  ----------

 Woolworth Building(3) ...............  $  200,000,000       9.3%  Office             62.5%       62.5%          1.70x      5.151%
 Ridgedale Center ....................     189,320,140       8.8   Retail             74.2%       68.7%          1.29x      4.861%
 Pacific Arts Plaza(3) ...............     132,000,000       6.1   Office             71.4%       71.4%          1.40x      4.906%
 Marley Station ......................     114,400,000       5.3   Retail             64.3%       64.3%          1.87x      4.891%
 IPC Louisville Portfolio ............     101,165,492       4.7   Office             62.5%       55.6%          1.54x      5.177%
 Mission Pointe Apartments ...........      84,000,000       3.9   Multifamily        79.8%       74.0%          1.11x      5.263%
 Fiesta Mall .........................      84,000,000       3.9   Retail             59.7%       59.7%          2.65x      4.875%
 Queens Atrium .......................      76,720,000       3.6   Office             51.1%       45.8%          2.06x      5.778%
 FRI Portfolio .......................      70,000,000       3.2   Office             73.7%       73.7%          1.57x      5.657%
 IPC New York/Wichita Portfolio ......      51,834,508       2.4   Office             62.8%       55.9%          1.39x      5.177%
                                        --------------      ----
 TOTAL/WTD. AVG. .....................  $1,103,440,140      51.1%                     66.8%       64.1%        1.63X        5.112%
                                        ==============      ====


*     The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 2 to this term sheet also applies to this table.

(1)   For the crossed pool, the information is the total or weighted average of the information for the mortgage loans in the crossed pool.

(2)   Interest rates were rounded to three decimals.

(3)   Interest rate is subject to change (prior to pricing).

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

--------------------------------------------------------------------------------

                    [3 PHOTOS OF WOOLWORTH BUILDING OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

                               WOOLWORTH BUILDING

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                                        Bank of America

 ORIGINAL SENIOR COMPONENT
      PRINCIPAL BALANCE:                             $200,000,000

 FIRST PAYMENT DATE:                                 July 1, 2005

 TERM/AMORTIZATION:                                  120/0 months

 INTEREST ONLY PERIOD:                               120 months

 MATURITY DATE:                                      June 1, 2015

 EXPECTED SENIOR COMPONENT
      MATURITY BALANCE:                              $200,000,000

 BORROWING ENTITY:                                   233 Broadway Owners, LLC

 INTEREST CALCULATION:                               Actual/360

 CALL PROTECTION:                                    Lockout/Defeasance:
                                                     116 payments
                                                     Open: 4 payments

 SUBORDINATE COMPONENT:                              $50,000,000 portion
                                                     (subordinate component)
                                                     included in the trust fund
                                                     and future mezzanine
                                                     indebtedness

 UP-FRONT RESERVES:

  TAX RESERVE:                                       Yes

  TI/LC RESERVE:                                     $2,394,517

 ONGOING MONTHLY RESERVES:

  TAX RESERVE:                                       Yes

  REPLACEMENT RESERVE:                               $16,536

  TI/LC RESERVE:                                     $32,078

 LOCKBOX:                                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:                                   $250,000,000

 SENIOR COMPONENT CUT-OFF DATE BALANCE:                             $200,000,000

 SUBORDINATE COMPONENT CUT-OFF DATE BALANCE:                        $50,000,000

                                                     WHOLE LOAN      WHOLE LOAN
                                                    (EXCLUDING       (INCLUDING
                                                    SUBORDINATE      SUBORDINATE
                                                     COMPONENT)      COMPONENT)
                                                      --------      ------------
 CUT-OFF DATE LTV:                                     62.5%            78.1%

 MATURITY DATE LTV:                                    62.5%            78.1%

 UNDERWRITTEN DSCR(1):                                 1.70x            1.23x

 MORTGAGE RATE(2):                                     5.151%          5.688%
--------------------------------------------------------------------------------

(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimal places and is subject to change (prior to pricing).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                                        Office

 PROPERTY SUB TYPE:                                    Central Business
                                                       District

 LOCATION:                                             New York, NY

 YEAR BUILT/RENOVATED:                                 1913/2002

 NET RENTABLE SQUARE FEET(1):                          811,791

 CUT-OFF BALANCE PER SF(1):                            $246

 OCCUPANCY AS OF 04/30/05(1):                          96.0%

 OWNERSHIP INTEREST:                                   Fee

 PROPERTY MANAGEMENT:                                  The Witkoff Group
                                                       LLC & Cammeby's
                                                       Management
                                                       Company LLC

 U/W NET CASH FLOW:                                    $ 17,765,852

 APPRAISED VALUE:                                      $320,000,000
--------------------------------------------------------------------------------

(1)   Excludes the tower portion (115,450 square feet) of the total square feet which is expected to be released for residential condo conversion. The occupancy is 84.1% including the tower portion.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                      FINANCIAL INFORMATION
------------------------------------------------------------------------------------------

                                                            FULL YEAR        FULL YEAR
                                         UNDERWRITTEN      (12/31/04)       (12/31/03)
                                       ---------------- ---------------- ----------------

 Effective Gross Income ..............   $ 30,037,373     $ 29,572,082     $ 28,796,230
 Total Expenses ......................   $ 11,365,474     $ 11,798,536     $ 10,878,147
 Net Operating Income (NOI) ..........   $ 18,671,899     $ 17,773,546     $ 17,918,083
 Cash Flow (CF) ......................   $ 17,765,852     $ 17,773,546     $ 17,918,083
 DSCR on NOI(1) ......................           1.79x            1.70x            1.72x
 DSCR on CF(1) .......................           1.70x            1.70x            1.72x
------------------------------------------------------------------------------------------


(1)   Based on an aggregate principal balance of $200,000,000 (the original whole loan principal balance excluding the subordinate component).



-----------------------------------------------------------------------------------------------------------------------------
                                                                 TENANT INFORMATION(1)(2)
-----------------------------------------------------------------------------------------------------------------------------
                                      RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                         MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT       EXPIRATION
-----------                         -----------   ---------   --------   --------       ----          ----       ----------

 U.S. Securities and Exchange
  Commission .....................   Not Rated     168,588       20.8%  $ 44.00     $ 7,417,872       25.1%     03/31/2012
 New York University .............   Not Rated      94,076       11.6   $ 30.17       2,838,273        9.6      12/31/2017
 Moneyline Network ...............   Not Rated      56,196        6.9   $ 45.00       2,528,820        8.6      09/30/2011
 The NYC Police Pension Fund .....   Not Rated      56,196        6.9   $ 36.00       2,023,056        6.9      04/30/2018
                                                   -------       ----               -----------       ----
 TOTAL ...........................                 375,056       46.2%              $14,808,021       50.2%
-----------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursements.

(2)   Excludes the Tower Portion (115,450 square feet).
                         LEASE ROLLOVER SCHEDULE(1)(2)
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                        # OF LEASES                       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING      EXPIRING SF     TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------        --------      -----------     --------      --------      -------------       --------

 2005 ..............          2             1,329           0.2%         1,329            0.2%        $   33,640
 2006 ..............         11            13,433           1.7         14,762            1.8%        $  323,260
 2007 ..............          5            12,227           1.5         26,989            3.3%        $  198,922
 2008 ..............          3            12,329           1.5         39,318            4.8%        $  260,300
 2009 ..............          2            14,302           1.8         53,620            6.6%        $  718,996
 2010 ..............          5            86,562          10.7        140,182           17.3%        $3,042,938
 2011 ..............          2            56,196           6.9        196,378           24.2%        $2,528,820
 2012 ..............          6           207,162          25.5        403,540           49.7%        $8,407,441
 2013 ..............          1            17,500           2.2        421,040           51.9%        $  624,750
 2014 ..............          5            34,049           4.2        455,089           56.1%        $1,109,226
 2015 ..............          7            63,568           7.8        518,657           63.9%        $1,776,720
 2016 ..............          2            39,598           4.9        558,255           68.8%        $1,945,400
 2017 ..............          1            94,076          11.6        652,331           80.4%        $2,838,273
 2018 ..............          2            73,456           9.0        725,787           89.4%        $2,533,262
 2020 ..............          1             4,942           0.6        730,729           90.0%        $  200,003
 2027 ..............          1            22,560           2.8        753,289           92.8%        $  874,995
 Vacant ............                       58,502           7.2        811,791          100.0%        $2,107,929
                             --           -------         -----
 TOTAL .............         56           811,791         100.0%
-----------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   Excludes the tower portion (115,450 square feet).

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The Woolworth Building Mortgage Property is currently leased to 51 tenants ranging in size from 304 to 168,588 square feet. The four
largest tenants are:

o   U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") (not rated) occupies 168,588 square feet (20.8% of square feet, 25.1% of income) under a lease expiring on March 31, 2012. The SEC is no longer occupying this space. However, the
    SEC remains responsible for payments under the lease. The U.S. General
    Services Administration ("GSA") will be occupying this space in October 2005 on a five-year lease following completion of the build-out. The GSA lease will pay a rental rate below that of the SEC, but the SEC will still make rental payments to compensate for the difference in rental obligations in accordance with a GSA/SEC Wrap Around Lease and Surrender Agreement. The GSA
    will use the space for federal court administrative and office staffing. The
    GSA lease has one five-year renewal option.

o   NEW YORK UNIVERSITY ("NYU") (not rated) occupies 94,076 square feet (11.6%
    of square feet, 9.6% of income) under a lease expiring on December 31, 2017.
    NYU leases the second and fourth floors of the building on a 15-year lease with one five-year renewal option. NYU uses the space for adult education classes and has occupied space in the building since 2003. The students access the satellite NYU campus via NYU's own entrance on Barclay Street.

o   MONEYLINE NETWORK ("Moneyline") (not rated) occupies 56,196 square feet
    (6.9% of square feet, 8.6% of income) under a lease expiring on September
    30, 2011 with one five-year renewal option at fair market rent. In addition,
    Moneyline subleases the 21st floor from Fallon McElligott under a lease that expires on April 7, 2010. Moneyline provides clients with consulting services to engineer communications platforms supporting real-time information, multimedia collaboration and transaction systems.

o   THE NYC POLICE PENSION FUND (not rated) occupies 56,196 square feet (6.9% of square feet, 6.9% of income) under a lease expiring on April 30, 2018. The
    NYC Police Pension Fund occupies the 19th and 25th floors on a 16-year lease with two five-year renewal options at 90.0% of fair market rent.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Woolworth Building Mortgage Loan is a $200 million, ten-year fixed-rate loan secured by a first mortgage on a 57-story office building located in
    New York, New York County, New York. The Woolworth Building Mortgage Loan is
    interest-only for the entire loan term and matures on June 1, 2015 at an annual interest rate, rounded to three decimal places, of 5.151% (excluding the subordinate component).

THE BORROWER:

o   The Woolworth Building Borrower is 233 Broadway Owners, LLC, a New York
    limited liability company and single purpose entity. Through a series of intermediate ownership levels, equity ownership in the Woolworth Building
    Borrower is ultimately held by WW Capital, L.P. (40.3%), which is owned by a group of limited partners, Ulo Barad (19.4%), Steven Witkoff (11.0%), FBE
    Holdings, LLC (10.0%), K.H. Cathy, LLC (5.0%), Sam Domb (5.0%) and various smaller investors (9.4%). Rubin Schron and Steven Witkoff are limited guarantors on the loan.

o   Rubin Schron formed and built Cammeby's International. Cammeby's
    International's principals have been in the real estate business for almost
    40 years. Cammeby's International owns, develops, operates and manages real estate (both for their own account and in partnership with others)
    throughout the United States. It is a family business with a small group of investors who have been working together for many years.

o   Steven Witkoff is the main principal of the Witkoff Group, LLC. Witkoff
    Group, LLC has been an experienced owner and operator of commercial real estate since 1997. Prior to 1997, the principals operated under the name
    Stellar Management for ten years. Witkoff Group, LLC's historical ownership and management portfolio consists of 58 properties, primarily office buildings located in New York City.

THE PROPERTY:

o   The Woolworth Building Mortgaged Property consists of a fee simple interest in one 57-story, 927,241 rentable square foot office building (115,450 of the net rentable square feet are related to the Tower Parcel for which a release is permitted under certain circumstances leaving a total of 811,791 net rentable square feet) located on a 0.69-acre parcel. The Woolworth
    Building Mortgaged Property was built in 1913 and has been renovated at various stages throughout its existence.

o   The Woolworth Building Mortgaged Property is located within the Downtown
    City Hall section of Manhattan, directly across from City Hall Park. The
    Woolworth Building Mortgaged Property is currently 96.0% leased by 51 tenants, excluding the tower portion.

o   The Woolworth Building Borrower is generally required at its sole cost and expense to keep the Woolworth Building Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o   The Woolworth Building Mortgage Property is managed collectively by
    Cammeby's Management Company LLC and The Witkoff Group LLC, both of which are related, New York limited liability companies. Cammeby's Management
    Company LLC owns and manages over 25,000 residential units, directly or through other affiliated entities, and over 10 million square feet of commercial and industrial space. The properties are located primarily in the
    New York metropolitan area. Most of the properties have been owned and managed by Cammeby's Management Company LLC for at least 20 years.

o   The Witkoff Group, LLC currently owns 18 properties located across the nation that contain approximately 8.1 million square feet. They manage their
    New York and New Jersey properties consisting of eight buildings totaling
    2.7 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   The direct and/or indirect owners of the Woolworth Building Borrower are permitted to obtain mezzanine financing during the term of the Woolworth
    Building Mortgage Loan, subject to compliance with the following terms and conditions: (a) such financing is required to be extended by a qualified financial institution, (b) such financing is required to be secured by such borrowing owners' equity interests in the Woolworth Building Borrower, (c)
    the mezzanine lender extending the financing executes a subordination and intercreditor agreement reasonably satisfactory to the mortgagee, (d) the aggregate principal amount of such financing will not exceed an amount which, when combined with the outstanding principal balance of the Woolworth
    Building Mortgage Loan, will result in (i) the loan-to-value calculated inclusive of the financing greater than 80% or (ii) the debt service coverage ratio calculated inclusive of the financing of less than 1.20x for the trailing four quarter period immediately preceding the closing of the mezzanine financing, (e) the proceeds of such mezzanine financing are required to be used (i) to make contributions to the Woolworth Building
    Borrower for the purpose of funding operating and/or capital expenditures related to the Woolworth Building Mortgaged Property or (ii) for the
    acquisition costs of the Woolworth Building Mortgaged Property if such mezzanine financing is obtained in connection with the acquisition of the
    Woolworth Building Mortgaged Property, (f) the Woolworth Building Borrower
    is required to deliver to the mortgagee confirmation from the rating agencies that such financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Woolworth Building Mortgage Loan and (g) no event of default will have occurred and remain uncured as of the date of the closing of such permitted mezzanine loan.

SUBORDINATE COMPONENT:

o   As will be set forth in more detail in the prospectus supplement, the holder of a designated class of certificates that is entitled to payments solely from the WB Component Mortgage Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the WB Component Mortgage Loan. Such rights may include the review and/or approval of certain actions taken by the Master
    Servicer and/or the Special Servicer in connection with the WB Component
    Mortgage Loan. In addition, such holder may (but is not obliged to) purchase the WB Component Mortgage Loan, if the WB Component Mortgage Loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or Trustee if the
    Special Servicer and the option holder are the same person or affiliated) or
    (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the
    Special Servicer has not determined its fair value.

RELEASE OR SUBSTITUTION OF PROPERTY:

o   The Woolworth Building Borrower is permitted to transfer and obtain a release of the portion of the Woolworth Building Mortgaged Property known as the "Tower Parcel" (as defined in the related loan agreement), together with its undivided interest in the common elements from the lien of the related mortgage; provided certain conditions are met including, without limitation, the payment of a processing fee equal to $15,000 and, following the securitization of the Woolworth Building Mortgage Loan, the delivery of an opinion of counsel that the release will not be a "significant modification"
    of the Woolworth Building Mortgage Loan within the meaning of Section
    1.1001-3 of the regulations of the United States Department of the Treasury.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

--------------------------------------------------------------------------------

              [MAP SHOWING LOCATION OF WOOLWORTH BUILDING OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.
                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                RIDGEDALE CENTER

--------------------------------------------------------------------------------

                     [3 PHOTOS OF RIDGEDALE CENTER OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.
                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                RIDGEDALE CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------

RIDGEDALE CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                                            Bear Stearns

 ORIGINAL PRINCIPAL BALANCE:                             $190,000,000

 FIRST PAYMENT DATE:                                     May 1, 2005

 TERM/AMORTIZATION:                                      60/360 months

 MATURITY DATE:                                          April 1, 2010

 EXPECTED MATURITY BALANCE:                              $175,126,850

 BORROWING ENTITY:                                       Ridgedale Center, LLC

 INTEREST CALCULATION:                                   Actual/360

 CALL PROTECTION:                                        Lockout/Defeasance:
                                                         53 payments
                                                         Open: 7 payments

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE(1):                             Springing

   REPLACEMENT RESERVE(2):                               Springing

   TI/LC RESERVE(3):                                     Springing

 LOCKBOX:                                                Hard
--------------------------------------------------------------------------------

(1)   Tax/Insurance Reserves spring (i) upon event of default or (ii) if the
      DSCR is less than 1.10x based on the preceding twelve months.

(2)   Replacement Reserve springs (i) upon event of default or (ii) if the DSCR is less than 1.10x based on the preceding twelve months. Collections for this reserve are capped at $51,117, which is 12 months of deposits.

(3)   TI/LC Reserve springs (i) upon event of default or (ii) if the DSCR is less than 1.10x based on the preceding twelve months. Collections for this reserve are capped at $340,779, which is 12 months of deposits.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                                   $189,320,140

 CUT-OFF DATE LTV:                                       74.2%

 MATURITY DATE LTV:                                      68.7%

 UNDERWRITTEN DSCR(1):                                   1.29x

 MORTGAGE RATE(2):                                       4.861%
--------------------------------------------------------------------------------

(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                                          Retail

 PROPERTY SUB TYPE:                                      Anchored

 LOCATION:                                               Minnetonka, MN

 YEAR BUILT/RENOVATED:                                   1974/2000

 NET RENTABLE SQUARE FEET:                               340,779

 CUT-OFF BALANCE PER SF:                                 $556

 OCCUPANCY AS OF 01/03/05:                               95.6%

 OWNERSHIP INTEREST:                                     Fee

 PROPERTY MANAGEMENT:                                    Self Managed

 U/W NET CASH FLOW:                                      $15,575,037

 APPRAISED VALUE:                                        $255,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                RIDGEDALE CENTER

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------
                                       FINANCIAL INFORMATION
----------------------------------------------------------------------------------------
                                                           FULL YEAR        FULL YEAR
                                        UNDERWRITTEN      (12/31/04)       (12/31/03)
                                      ---------------- ---------------- ----------------

 Effective Gross Income .............   $ 24,864,113     $ 23,175,597     $ 23,557,061
 Total Expenses .....................   $  8,837,729     $  8,333,426     $  8,177,000
 Net Operating Income (NOI) .........   $ 16,026,384     $ 14,842,171     $ 15,380,061
 Cash Flow (CF) .....................   $ 15,575,037     $ 14,842,171     $ 15,380,061
 DSCR on NOI ........................           1.33x            1.23x            1.28x
 DSCR on CF .........................           1.29x            1.23x            1.28x
----------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------
                                  RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                     MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-----------                     -----------   ---------   --------   --------       ----          ----      ----------

 Eddie Bauer. ................   Not Rated      18,406       5.4%   $ 29.63     $  545,370         4.0%    01/31/2009
 Gap .........................   Baa3/BBB-       9,656       2.8    $ 50.95        491,973         3.6     03/31/2010
 Express. ....................    Baa2/BBB       8,956       2.6    $ 38.00        340,328         2.5     01/31/2013
 Victoria's Secret ...........    Baa2/BBB       8,548       2.5    $ 36.00        307,728         2.3     01/31/2014
 Abercrombie & Fitch .........   Not Rated       8,231       2.4    $ 27.00        222,237         1.6     01/31/2008
                                                ------      ----                ----------        ----
 TOTAL .......................                  53,797      15.8%               $1,907,636        14.1%
----------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent, and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement. The numbers above do not include any square feet or rent from any temporary storage units that these tenants may occupy.

                           LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 MTM ...............          3           2,524          0.7%         2,524            0.7%        $   24,180
 2005 ..............         28          28,521          8.4         31,045            9.1%        $  573,427
 2006 ..............         16          30,159          8.9         61,204           18.0%        $1,068,612
 2007 ..............         16          19,278          5.7         80,482           23.6%        $  872,619
 2008 ..............         20          34,679         10.2        115,161           33.8%        $1,498,975
 2009 ..............         14          40,841         12.0        156,002           45.8%        $1,446,858
 2010 ..............         15          40,197         11.8        196,199           57.6%        $1,845,593
 2011 ..............          8          24,975          7.3        221,174           64.9%        $1,077,629
 2012 ..............         13          22,266          6.5        243,440           71.4%        $  978,673
 2013 ..............          8          32,668          9.6        276,108           81.0%        $1,502,516
 2014 ..............          4          15,723          4.6        291,831           85.6%        $  605,349
 2015 ..............         10          31,252          9.2        323,083           94.8%        $1,335,140
 2017 ..............          1           2,578          0.8        325,661           95.6%        $  128,900
 Vacant ............                     15,118          4.4        340,779          100.0%        $  570,469
                             --          ------        -----
 TOTAL .............        156         340,779        100.0%

--------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   For the purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                RIDGEDALE CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The Ridgedale Center Mortgaged Property is comprised of 340,779 square feet of a larger 1,043,159 square foot regional mall anchored by Marshall Field's,
Sears, JC Penney and Marshall Field's Men's & Home Store. The anchors are self-owned and are not part of the collateral. The Ridgedale Center Mortgaged
Property is currently 95.6% leased by over 120 tenants. Approximately 17% of the collateral net rentable area is leased to investment grade rated tenants or their affiliates. These tenants account for approximately 18% of the in place base rent. The five largest tenants, representing 15.8% of the total net rentable area, are:

o   EDDIE BAUER (not rated) occupies 18,406 square feet (5.4% of net rentable area) under a lease expiring in January 2009. Established in 1920, Eddie
    Bauer operates more than 400 stores across the United States and Canada, and an online store at www.eddiebauer.com. Eddie Bauer also distributes more than 90 million catalogs annually and has joint venture partnerships in
    Japan and Germany. Eddie Bauer is a division of Spiegel, Inc., which filed for bankruptcy on March 17, 2003. In February 2005, Spiegel Inc. filed a reorganization plan providing for the restructuring of Spiegel, Inc. around the Eddie Bauer division and establishing a new parent company, Eddie Bauer
    Holdings Inc. Under the plan, Eddie Bauer will continue to serve its customers through its stores, catalogs and internet site, although it will pursue a new strategic direction for its Eddie Bauer Home division. The
    Eddie Bauer store at Ridgedale Center as of year end 2004 produced $207 per square foot in sales in a space of 18,406 square feet. According to the
    Ridgedale Center Borrower, Eddie Bauer has agreed to continue to pay rent on their full space until year end 2005. Thereafter, Eddie Bauer will reduce their space to 5,854 square feet. The Ridgedale Center Borrower is currently in negotiations with several nationally recognized tenants to move in to the remaining space.

o   GAP INC. (NYSE: "GPS")(rated "Baa3" by Moody's and "BBB-" by S&P) occupies
    9,656 square feet (2.8% of net rentable area) under a lease expiring in
    March 2010. Gap Inc. was founded in 1969 by Donald and Doris Fisher in San
    Francisco, California. Today, GAP Inc. has three brands differentiated by their customer target, merchandise mix and marketing approach in the apparel industry -- Gap, Banana Republic and Old Navy. Gap Inc. has more than
    150,000 employees supporting about 3,000 stores in the United States, United
    Kingdom, Canada, France and Japan. Gap Inc. had 2004 year end revenues of
    $16.3 billion.

o   EXPRESS occupies 8,956 square feet (2.6% of net rentable area) under a lease expiring in January 2013. Founded in 1963, with one women's apparel store in
    Columbus, Ohio, Limited Brands, Inc. (NYSE: "LTD")(rated "Baa2" by Moody's and "BBB" by S&P), through Victoria's Secret, Bath & Body Works, Express,
    Express Men's, Limited Stores, White Barn Candle Co. and Henri Bendel,
    presently operates 3,699 specialty stores. As of year end 2004, Limited
    Brands, Inc. had over $6.08 billion in total assets and shareholder's equity of over $2.3 billion. For year end 2004, Limited Brands, Inc. had net sales of over $9.4 billion, a 5.3% increase from 2003.

o   VICTORIA'S SECRET occupies 8,548 square feet (2.5% of net rentable area)
    under a lease expiring in January 2014. Victoria's Secret is owned by
    Limited Brands, Inc. (NYSE: "LTD")(rated "Baa2" by Moody's and "BBB" by
    S&P).

o   ABERCROMBIE & FITCH CO. (NYSE: "ANF") (not rated) occupies 8,231 square feet
    (2.4% of net rentable area) under a lease expiring in January 2008.
    Abercrombie & Fitch Co. is a specialty retailer encompassing four concepts
    -- Abercrombie & Fitch, Abercrombie, Hollister Co. and RUEHL. The
    merchandise is sold in retail stores throughout the United States and through catalogs. Abercrombie & Fitch Co. also operates e-commerce websites at www.abercrombie.com, www.abercrombiekids.com and www.hollisterco.com. As of April 30, 2005, the company operated 351 Abercrombie & Fitch stores, 167
    Abercrombie stores, 260 Hollister stores and five RUEHL stores. For year end
    2004, Abercrombie & Fitch Co. had net income per share of $2.28 on net sales of $2.021 billion.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                RIDGEDALE CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Ridgedale Center Mortgage Loan is a $190 million, five-year fixed rated loan secured by a first mortgage on 340,779 square feet of a 1,043,159 square foot, Class A, regional mall located in Minnetonka, Minnesota that is anchored by Marshall Field's, Sears, JC Penney and Marshall Field's Men's &
    Home Store. The loan amortizes over a 30-year term and has a maturity date of April 1, 2010 at an interest rate, rounded to three decimals, of 4.861%.

THE BORROWER:

o   The Ridgedale Center Borrower, Ridgedale Center, LLC, a Maryland limited liability company, is a single purpose entity whose sole member has two independent managers. A non-consolidation opinion was delivered at origination. The Ridgedale Center Borrower is wholly owned by General Growth
    Properties, Inc. (NYSE: "GGP"). General Growth Properties, Inc. ("GGP") is a
    publicly traded real estate investment trust and has been in the shopping center business for nearly fifty years. As of February 7, 2005, GGP owned interests in or managed over 230 regional shopping malls in 44 states.
    Headquartered in Chicago, Illinois, GGP has more than 5,000 employees nationwide. GGP is currently rated "Ba2" by Moody's and "BBB-" by S&P, respectively, and had a market capitalization of over $9.5 billion as of
    June 6, 2005.

THE PROPERTY:

o   The Ridgedale Center Mortgaged Property is a 1,043,159 square foot, Class A, regional mall located in Minnetonka, Minnesota, approximately eight miles west of downtown Minneapolis. The Ridgedale Center Mortgaged Property is
    anchored by Marshall Field's, Sears, JC Penney and Marshall Field's Men's &
    Home Store (all of which are self-owned and are not part of the collateral).
    The collateral for the Ridgedale Center Mortgage Loan consists of approximately 340,779 square feet of in-line space.

o   The Ridgedale Center Mortgaged Property is located at the intersection of
    I-394 and Ridgedale Road, approximately 1/4 mile from the I-394 and I-494 intersection, on the west side of Minneapolis-St. Paul. The Ridgedale Center
    Mortgaged Property is the Twin Cities' only regional center with access to two interstate highways in its immediate vicinity.

o   For the twelve months ending December 31, 2004, in-line stores had comparable sales of $433 per square foot and an occupancy cost of approximately 14.9%. The 2003 and 2002 comparable sales were $440 per square foot and $430 per square foot, respectively. National retailers in the mall include The Gap, Express, The Limited, American Eagle, Ann Taylor,
    Abercrombie & Fitch, Pac Sun, Victoria's Secret, Bath & Body Works and Hot
    Topic. Approximately 17% of the net rentable area is leased to investment grade rated tenants or their affiliates, and these tenants account for approximately 18% of the in-place base rent.

o   The two Marshall Fields stores at the Ridgedale Center Mortgaged Property produced year end 2004 estimated sales of approximately $100 million or $307 per square foot, which places this location among the chain's top suburban locations in terms of sales. JC Penney also performed above its store average with year end 2004 estimated sales of approximately $36 million or
    $210 per square foot. Sears year end 2004 estimated sales were approximately
    $35 million or $171 per square foot.

PROPERTY MANAGEMENT:

o   The Ridgedale Center Mortgaged Property is self managed by the Ridgedale
    Center Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Additional mezzanine debt is permitted subject to certain conditions, including that the mezzanine lender enters into an intercreditor agreement acceptable to the rating agencies and the mortgagee, confirmation of no downgrade from the rating agencies, a maximum overall loan-to-value ratio of less than 80% and a combined debt service coverage ratio greater than 1.20x.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET

                                RIDGEDALE CENTER

--------------------------------------------------------------------------------

               [MAP SHOWING LOCATION OF RIDGEDALE CENTER OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

--------------------------------------------------------------------------------

                    [3 PHOTOS OF PACIFIC ARTS PLAZA OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------

PACIFIC ARTS PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                                       Bank of America

 ORIGINAL NOTE A-1 SENIOR PORTION
   PRINCIPAL BALANCE:                               $132,000,000

 FIRST PAYMENT DATE:                                May 1, 2005

 TERM/AMORTIZATION:                                 84/0 months

 INTEREST ONLY PERIOD:                              84 months

 MATURITY DATE:                                     April 1, 2012

 EXPECTED NOTE A-1 SENIOR
   PORTION MATURITY BALANCE:                        $132,000,000

 BORROWING ENTITY:                                  Maguire Properties --
                                                    Pacific Arts Plaza, LLC

 INTEREST CALCULATION:                              Actual/360

 CALL PROTECTION:                                   Lockout/Defeasance
                                                    78 payments
                                                    Open: 6 payments

 PARI PASSU DEBT:                                   $110,000,000 (Note A-2)

 SUBORDINATE COMPONENT:                             $28,000,000 portion
                                                    (subordinate component)
                                                    included in the trust fund.

 UP-FRONT RESERVES:

   TAX RESERVE:                                     Yes

   TI/LC RESERVE:                                   $  7,100,153

 ONGOING MONTHLY RESERVES:

   TAX RESERVE:                                     Yes

   TI/LC RESERVE:                                   $     32,220

 LOCKBOX:                                           Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:                         $270,000,000

 WHOLE LOAN CUT-OFF DATE BALANCE
      (EXCLUDING JUNIOR PORTION):                         $242,000,000

 NOTE A-1 CUT-OFF DATE BALANCE:                           $160,000,000

 NOTE A-1 SENIOR PORTION CUT-OFF DATE
      BALANCE:                                            $132,000,000

 NOTE A-1 JUNIOR PORTION CUT-OFF DATE
      BALANCE:                                            $ 28,000,000

 NOTE A-2 CUT-OFF DATE BALANCE:                           $110,000,000

                                         WHOLE LOAN          WHOLE LOAN
                                      (EXCLUDING           (INCLUDING
                                      NOTE A-1 JUNIOR     NOTE A-1 JUNIOR
                                       COMPONENT)(1)       COMPONENT)(1)
                                          --------          ------------
 CUT-OFF DATE LTV:                        71.4%                79.6%
 MATURITY DATE LTV:                       71.4%                79.6%
 UNDERWRITTEN DSCR(2):                    1.40x                1.19 x
 MORTGAGE RATE(3):                        4.906%               5.153%

(1)   The Note A-1 Junior Portion is subordinate to the Note A-1 Senior Portion and Note A-2 (which is not part of the trust fund).

(2)   DSCR figures based on net cash flow unless otherwise noted.

(3)   The interest rate was rounded to three decimal places and is subject to change (prior to pricing).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                                     Office

 PROPERTY SUB TYPE:                                 Suburban

 LOCATION:                                          Costa Mesa, CA

 YEAR BUILT/RENOVATED:                              1980/2004

 NET RENTABLE SQUARE FEET:                          825,061

 CUT-OFF BALANCE PER SF:                            $293

 OCCUPANCY AS OF 03/1/05:                           87.1%

 OWNERSHIP INTEREST:                                Fee

 PROPERTY MANAGEMENT:                               Maguire Properties, L.P.

 U/W NET CASH FLOW:                                 $ 16,834,132

 APPRAISED VALUE:                                   $339,000,000

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                           FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------
                                                               FULL YEAR          FULL YEAR
                                          UNDERWRITTEN        (12/31/04)         (12/31/03)
                                        ----------------   ----------------   ----------------

 Effective Gross Income .............     $ 28,613,628       $ 25,032,702       $ 22,496,082
 Total Expenses .....................     $ 10,789,119       $  8,868,391       $  9,449,120
 Net Operating Income (NOI) .........     $ 17,824,509       $ 16,164,311       $ 13,046,962
 Cash Flow (CF) .....................     $ 16,834,132       $ 16,164,311       $ 13,046,962
 DSCR on NOI(1) .....................             1.48x              1.34x              1.08x
 DSCR on CF(1) ......................             1.40x              1.34x              1.08x
----------------------------------------------------------------------------------------------


(1)   Based on an aggregate principal balance of $242,000,000 (the original whole loan principal balance, excluding the subordinate portion of Note
      A-1).



--------------------------------------------------------------------------------------------------------------------------
                                                               TENANT INFORMATION(1)
--------------------------------------------------------------------------------------------------------------------------
                                      RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                         MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-----------                        ------------- ----------- ---------- ---------- ------------- ------------- -----------

 GMAC Mortgage Corporation .......    Baa2/BB      170,518       20.7%  $ 24.00    $ 4,092,432        21.9%    04/19/2008
 Rutan & Tucker, LLP .............   Not Rated     100,088       12.1   $ 30.99      3,101,727        16.6     08/31/2009
 Comerica Bank ...................      A1/A        63,320        7.7   $ 14.52        919,407         4.9     11/30/2013
 Washington Mutual Bank ..........      NR/A        28,087        3.4   $ 24.35        683,781         3.7     06/26/2011
 Cambridge Integrated Services
  Group ..........................   Not Rated      26,684        3.2   $ 18.00        480,312         2.6            MTM
 Oracle Corporation ..............     A3/A-        25,273        3.1   $ 27.60        697,535         3.7     06/30/2010
 Bank of America, N.A. ...........    Aa2/AA-       25,105        3.0   $ 22.24        558,450         3.0     03/31/2011
                                                   -------       ----              -----------        ----
 TOTAL ...........................                 439,075       53.2%             $10,533,644        56.4%
--------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent, and % Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.



-----------------------------------------------------------------------------------------------------------------------------
                                                                     LEASE ROLLOVER SCHEDULE(1)
-----------------------------------------------------------------------------------------------------------------------------
                                      # OF LEASES     EXPIRING       % OF       CUMMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION                      EXPIRING         SF        TOTAL SF       TOTAL SF      % OF TOTAL SF       EXPIRING
----------------------------------   -------------   ----------   ----------   -------------   ---------------   ------------

 2005 ............................          7          35,676          4.3%        35,676             4.3%        $  640,493
 2006 ............................          6          41,747          5.1         77,423             9.4%        $  840,619
 2007 ............................          6          16,643          2.0         94,066            11.4%        $  367,772
 2008 ............................         16         252,892         30.7        346,958            42.1%        $5,733,724
 2009 ............................          7         118,460         14.4        465,418            56.4%        $3,714,336
 2010 ............................          4          59,925          7.3        525,343            63.7%        $1,253,100
 2011 ............................          5          60,966          7.4        586,309            71.1%        $1,372,834
 2013 ............................          6          71,613          8.7        657,922            79.7%        $1,143,318
 2014 ............................          1           2,466          0.3        660,388            80.0%        $   45,868
 2020 ............................          1          14,000          1.7        674,388            81.7%        $  416,640
 MTM .............................          5          30,802          3.7        705,190            85.5%        $  593,964
 Maintenance/Management ..........                      5,669          0.7        710,859            86.2%        $        0
 Vacant ..........................                    114,202         13.8        825,061           100.0%        $2,555,983
                                           --         -------        -----
 TOTAL ...........................         64         825,061        100.0%
-----------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The seven largest tenants (25,000+ square feet) representing 53.2% of the total net rentable square feet are:

o   GMAC MORTGAGE CORPORATION ("GMAC") (rated "Baa2" by Moody's and "BB" by S&P)
    occupies a total of 170,518 square feet (20.7% of square feet, 21.9% of income) under three leases of various terms all expiring on April 19, 2008.
    The current rental rate per square foot of $24.00 increases to $25.80 on
    July 20, 2006. There is one five-year option to renew the lease with the rental rate per square foot determined at the then fair market. GMAC is one of the largest residential mortgage originators and servicers in the nation with over 2.0 million customers. GMAC is owned by General Motors Acceptance
    Corporation, which in turn is owned by General Motors Corporation. General
    Motors Acceptance Corporation, one of the largest financial services companies in the world, has 700 offices located in 41 countries with approximately 33,700 employees. As of the fiscal year ended December 31,
    2003, General Motors Corporation reported revenue of approximately $185.5 billion, net income of $3.8 billion and stockholder equity of $25.3 billion.

o   RUTAN & TUCKER, LLP (not rated) occupies a total of 100,088 square feet
    (12.1% of square feet, 16.6% of income) under three leases of various terms all expiring on August 31, 2009. The current rental rate per square foot of
    $30.99 increases to $33.99 on May 1, 2006. There is one five-year option to renew the lease with the rental rate per square foot determined at 93% of the then fair market. Established in 1906, Rutan & Tucker currently employs more than 135 attorneys in two offices, making the company the largest law firm based in Orange County. Rutan & Tucker represents a broad spectrum of clients, from major multinational corporations and financial institutions to family-owned businesses and private individuals. Practice disciplines include business litigation, corporate/securities, education, real estate and tax.

o   COMERICA BANK (rated "A1" by Moody's and "A" by S&P) occupies a total of
    63,320 square feet (7.7% of square feet, 4.9% of income) under four leases of various terms all expiring on November 30, 2013. The current rental rate per square foot of $14.52 increases to $16.92 on December 1, 2008. There are two three-year options to renew the lease with the rental rate per square foot determined at 95% of the then fair market. Comerica Bank, a bank holding company, provides financial services in three segments: Business
    Bank, Small Business and Personal Financial Services and Wealth and
    Institutional Management. Comerica Bank operates 506 banking branches, trust services locations and loan production or other financial services offices, primarily in the states of California, Michigan, Texas and Florida. As of the fiscal year ended December 31, 2004, Comerica Bank reported revenue of approximately $3.1 billion, net income of $757.0 million and stockholder equity of $5.1 billion.

o   WASHINGTON MUTUAL BANK ("WAMU") (not rated by Moody's and "A" by S&P)
    occupies a total of 28,087 square feet (3.4% of square feet, 3.7% of income)
    under a 30-year lease expiring on June 26, 2011. The blended rental rate per square foot of $24.35 remains constant throughout the remaining initial lease term. WAMU is a financial services company that serves consumers and small to mid-sized businesses. The company operates in two business segments: the Consumer Group and the Commercial Group. WAMU specializes in traditional consumer and commercial banking services, mortgages and other loans, securities brokerage and mutual funds. WAMU operates principally in
    California, Washington, Oregon, Florida, Texas and Utah, with operations in more than 30 states. As of the fiscal year ended December 31, 2004, WAMU reported revenue of approximately $19.0 billion, net income of $2.9 billion and stockholder equity of $21.2 billion.

o   CAMBRIDGE INTEGRATED SERVICES GROUP (not rated) occupies a total of 26,684 square feet (3.2% of square feet, 2.6% of income) on a month-to-month basis.
    The rental rate per square foot is $18.00. Cambridge Integrated Services
    Group is one of the largest business process outsourcing networks in the world. Offices are located in the United States, United Kingdom, Australia and India. Practice areas include property and casualty insurance processing and claims, professional liability claims, structured settlement services, product liability consulting and finance, accounting, banking, mortgage and insurance.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA
--------------------------------------------------------------------------------

o   ORACLE CORPORATION ("Oracle") (rated "A3" by Moody's and "A-" by S&P)
    occupies a total of 25,273 square feet (3.1% of square feet, 3.7% of income)
    under a five-year lease expiring on June 30, 2010. The current rental rate per square foot of $27.60 increases to $28.20 on July 1, 2006 and annually thereafter by $0.60. There is one five-year option to renew the lease with the rental rate per square foot determined at the then fair market. Oracle engages in the development, manufacture, marketing, distribution and servicing of computer software that enables organizations to manage their businesses. Software products are classified as database technology software and applications software. Oracle acquired PeopleSoft in January 2005. As of the fiscal year ended May 31, 2004, Oracle reported revenue of approximately
    $10.2 billion, net income of $2.7 billion and stockholder equity of $8.0 billion.

o   BANK OF AMERICA, N.A. (rated "Aa2" by Moody's and "AA-" by S&P) occupies a total of 25,105 square feet (3.0% of square feet, 3.0% of income) under a
    30-year lease expiring on March 31, 2011. The blended rental rate per square foot of $22.24 remains constant throughout the remaining initial lease term.
    There are two ten-year options to renew the lease with the rental rate per square foot determined at the then fair market and adjusted in the sixth year of each lease renewal option period, but at no less than the rental rate in effect for the previous period. Bank of America, N.A. is a subsidiary of Bank of America Corporation which is the third largest bank in the United States, operating over 5,800 banking centers located in 29 states and the District of Columbia and employing over 175,000 employees. Through its Global Corporate and Investment Banking Group, Bank of America
    Corporation has offices in 35 countries, serving clients in more than 150 countries throughout the Americas, Europe and Asia. Bank of America
    Corporation has created the largest proprietary ATM network in the nation with approximately 16,700 ATMs processing more than 2.3 million daily transactions. As of the fiscal year ended December 31, 2004, Bank of America
    Corporation reported revenue of approximately $63.3 billion, net income of
    $14.1 billion and stockholder equity of $99.6 billion.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Pacific Arts Plaza Mortgage Loan is a $132 million, seven-year fixed rate loan secured by a first mortgage on four office buildings and four freestanding restaurant buildings located in Costa Mesa, Orange County,
    California. The Pacific Arts Plaza Mortgage Loan is interest-only for the entire loan term and matures on April 1, 2012 at an annual interest rate, rounded to three decimal places, of 4.906% (excluding the subordinate component).

THE BORROWER:

o   The Pacific Arts Plaza Borrower is Maguire Properties - Pacific Arts Plaza,
    LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Pacific
    Arts Plaza Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Maguire Properties Holdings II,
    LLC, a Delaware limited liability company, as the sole member of the Pacific
    Arts Plaza Borrower. Through a series of intermediate ownership levels, equity ownership of the Pacific Arts Plaza Borrower is eventually held by
    Maguire Properties, Inc. The borrower principal is Maguire Properties, L.P., a Maryland limited partnership.

o   Maguire Properties, Inc. is a real estate investment trust that owns, manages, leases, acquires and develops commercial real estate. Maguire
    Properties, L.P. is the Operating Partnership. Maguire Properties, Inc. owns
    24 commercial properties, primarily office with some retail, containing a total of approximately 14.5 million square feet. Notable properties include
    777 Tower, US Bank Tower, Gas Company Tower, Wells Fargo Tower, KPMG Tower
    and One California Place located in Los Angeles, Park Place Office Campus,
    Pacific Arts Plaza and Washington Mutual Irvine Campus located in Orange
    County, Wells Fargo Center located in Denver and One Renaissance Square located in Phoenix. Maguire Properties, Inc. also owns a 350-room Westin
    Hotel and three parking garages totaling 2,749 spaces. As of the fiscal year ended December 31, 2004, Maguire Properties, Inc. reported revenue of approximately $326.7 million, net income of $33.5 million and stockholder equity of $537.4 million.

THE PROPERTY:

o   The Pacific Arts Plaza Mortgaged Property consists of a fee simple interest in four suburban, Class A office buildings and four freestanding restaurant buildings built from 1980 to 1981 and renovated in 2004, containing a total of 825,061 net rentable square feet situated on 17.57 acres. The four office buildings are known as Pacific Arts Plaza I (15-story), Pacific Arts Plaza
    II (15-story), Pacific Arts Plaza III (five-story) and Pacific Arts Plaza IV
    (eight-story). The four restaurant tenants are Mastro's Steakhouse, Jerry's
    Famous Deli, TGI Friday's and Chat Noir. The Pacific Arts Plaza is bounded by Bristol Street, Anton Boulevard, Avenue of the Arts and the 405 Freeway.
    The south elevation of the development runs parallel to the 405 Freeway and has direct freeway access via Bristol Street and Avenue of the Arts; the
    Avenue of the Arts exit ramp was recently completed and provides direct entry to the Pacific Arts Plaza Mortgaged Property.

o   The Pacific Arts Plaza Borrower is generally required at its sole cost and expense to keep the Pacific Arts Plaza Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o   Maguire Properties, L.P. manages the Pacific Arts Plaza Mortgaged Property.
    Maguire Properties, L.P., founded in 1965 and headquartered in Los Angeles, currently manages 24 commercial properties, primarily office with some retail, containing a total of approximately 14.5 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.

SUBORDINATE COMPONENT:

o   As will be set forth in more detail in the prospectus supplement, the holder of a designated class of certificates that is entitled to payments solely from the PA Pari Passu Note A-1 Component Mortgage Loan will be entitled in certain instances to exercise rights analogous to the rights of the
    Directing Certificateholder solely with respect to the PA Pari Passu Note
    A-1 Component Mortgage Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special
    Servicer in connection with the PA Pari Passu Note A-1 Component Mortgage
    Loan. In addition, such holder may (but is not obliged to) purchase the PA
    Pari Passu Note A-1 Component Mortgage Loan, if the PA Pari Passu Note A-1
    Component Mortgage Loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer
    (or the Master Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

--------------------------------------------------------------------------------

RELEASE OR SUBSTITUTION OF PROPERTY:

o   The Pacific Arts Plaza Borrower may transfer and obtain a release of the portion of the Pacific Arts Plaza Mortgaged Property comprising one or more of the parcels or outlots described in a schedule to the related loan agreement, from the lien of the related mortgage in connection with a subdivision of the related Pacific Arts Plaza Mortgaged Property or the
    Pacific Arts Plaza Borrower may ground lease such a release parcel to an entity wholly owned and controlled by the related guarantor; provided, among other things, no event of default exists. With respect only to that certain parcel that may be released which is located at 675 Anton Boulevard, the
    Pacific Arts Plaza Borrower will deposit the amount of $10,000,000, which will be held as additional collateral for the Pacific Arts Plaza Mortgage
    Loan, and the Pacific Arts Plaza Borrower will deliver an opinion of counsel acceptable to a prudent institutional lender and the rating agencies, that such permitted parcel release would not constitute a significant modification of the Pacific Arts Plaza Mortgage Loan.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

--------------------------------------------------------------------------------

              [MAP SHOWING LOCATION OF PACIFIC ARTS PLAZA OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 MARLEY STATION

--------------------------------------------------------------------------------

                      [3 PHOTOS OF MARLEY STATION OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 MARLEY STATION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------

MARLEY STATION

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                                     Bank of America

 ORIGINAL PRINCIPAL BALANCE:                      $114,400,000

 FIRST PAYMENT DATE:                              August 1, 2005

 TERM/AMORTIZATION:                               84/0 months

 INTEREST ONLY PERIOD:                            84 months

 MATURITY DATE:                                   July 1, 2012

 EXPECTED MATURITY BALANCE:                       $114,400,000

 BORROWING ENTITY:                                Marley Station LLC

 INTEREST CALCULATION:                            Actual/360

 CALL PROTECTION:                                 Lockout/Defeasance:
                                                  77 payments
                                                  Open: 7 payments

 ADDITIONAL FINANCING:                            Future mezzanine or pari passu
                                                  debt.

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE(1):                      Springing

   REPLACEMENT RESERVE(2):                        Springing

 LOCKBOX:                                         Hard
--------------------------------------------------------------------------------

(1)   During a Trigger Period, as defined in the related loan agreement, the
      Marley Station Borrower is required to reserve a monthly deposit equal to one-twelfth of the amount which would be sufficient to pay the estimated taxes and insurance premiums.

(2)   During a Trigger Period, as defined in the related loan agreement, the
      Marley Station Borrower is required to reserve a monthly deposit of
      $10,241.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                                 $114,400,000

 CUT-OFF DATE LTV:                                     64.3%

 MATURITY DATE LTV:                                    64.3%

 UNDERWRITTEN DSCR(1):                                 1.87x

 MORTGAGE RATE(2):                                     4.891%
--------------------------------------------------------------------------------

(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                                        Retail

 PROPERTY SUB TYPE:                                    Power Center

 LOCATION:                                             Glen Burnie, MD

 YEAR BUILT/RENOVATED:                                 1987/NAP

 NET RENTABLE SQUARE FEET:                             1,043,411

 CUT-OFF BALANCE PER SF:                               $110

 OCCUPANCY AS OF 05/26/05:                             94.8%

 OWNERSHIP INTEREST:                                   Fee

 PROPERTY MANAGEMENT:                                  MillsServices Corp.

 U/W NET CASH FLOW:                                    $10,618,972

 APPRAISED VALUE:                                      $178,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 MARLEY STATION



----------------------------------------------------------------------------------------------
                                         FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------
                                                               FULL YEAR          FULL YEAR
                                          UNDERWRITTEN        (12/31/04)         (12/31/03)
                                        ----------------   ----------------   ----------------

 Effective Gross Income .............     $ 17,562,427       $ 17,355,552       $ 16,801,370
 Total Expenses .....................     $  6,457,247       $  6,655,004       $  5,904,837
 Net Operating Income (NOI) .........     $ 11,105,180       $ 10,700,548       $ 10,896,533
 Cash Flow (CF) .....................     $ 10,618,972       $ 10,700,548       $ 10,680,233
 DSCR on NOI ........................             1.96x              1.89x              1.92x
 DSCR on CF .........................             1.87x              1.89x              1.88x
----------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------
                                       RATINGS       TOTAL       % OF                POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                          MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
-----------                         ------------- ----------- ---------- ---------- ----------- ------------- -------------

 Macy's (ground lease) ............   Baa1/BBB+     231,698       22.2%  $ 0.00      $      0         0.0%     02/24/2086
 Sears (ground lease) .............     NR/BB+      181,450       17.4   $ 1.65       299,393         2.8      11/02/2036
 Hecht's (ground lease) ...........    Baa2/BBB     162,337       15.6   $ 0.00             0         0.0      02/24/2086
 JC Penney (ground lease) .........    Ba1/BB+      129,713       12.4   $ 0.00             0         0.0      02/24/2037
 Gold's Gym .......................   Not Rated      30,484        2.9   $ 9.00       274,356         2.5      01/31/2014
 United Artist's Theatres .........   Not Rated      24,846        2.4   $ 5.03       125,000         1.1      01/31/2007
                                                    -------       ----               --------         ---
 TOTAL ............................                 760,528       72.9%              $698,749         6.4%
---------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.



--------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------------------------------------------
                           # OF LEASES      EXPIRING        % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION           EXPIRING          SF         TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
-----------------------   -------------   ------------   ----------   ------------   ---------------   -------------

 2005 .................        1               2,237          0.2%         2,237            0.2%        $  100,665
 2006 .................        12             19,802          1.9         22,039            2.1%        $  734,335
 2007 .................        26             72,384          6.9         94,423            9.0%        $1,828,717
 2008 .................        8              16,810          1.6        111,233           10.7%        $  671,800
 2009 .................        5              13,675          1.3        124,908           12.0%        $  550,101
 2010 .................        16             20,828          2.0        145,736           14.0%        $  840,343
 2011 .................        8              17,165          1.6        162,901           15.6%        $  800,317
 2012 .................        10             29,226          2.8        192,127           18.4%        $  921,678
 2013 .................        3               9,429          0.9        201,556           19.3%        $  379,804
 2014 .................        6              45,005          4.3        246,561           23.6%        $  732,664
 2015 .................        5              18,106          1.7        264,667           25.4%        $  711,325
 Ground Lease .........        4             705,198         67.6        969,865           93.0%        $  299,393
 Vacant ...............                       73,546          7.0      1,043,411          100.0%        $2,298,563
                              ---          ---------        -----
 TOTAL ................       104          1,043,411        100.0%
--------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 MARLEY STATION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The six largest tenants, representing 72.9% of the total net rentable square feet, are:

o   MACY'S (rated "Baa1" by Moody's and "BBB+" by S&P) occupies 231,698 square feet (22.2% of square feet under a 99-year ground lease expiring February
    24, 2086. Macy's has an arrangement whereby it does not pay base rent under the ground lease, but rather pays a percentage of the common area maintenance under a reciprocal easement agreement. Macy's is owned by
    Federated Department Stores, which also owns Bloomingdales. Federated
    Department Stores owns and operates 450 stores in 34 states, Puerto Rico and
    Guam, and is the largest upscale department store retailer in the United
    States. As of the fiscal year ended January 1, 2005. Federated reported revenue of approximately $15.6 billion, net income of $689.0 million, liquidity of $868.0 million and stockholder equity of $6.2 billion.

o   SEARS (not rated by Moody's and rated "BB+" by S&P) occupies 181,450 square feet (17.4% of square feet, 2.8% of income) under a 40-year ground lease expiring on November 2, 2036. The rental rate per square foot of $1.65 remains constant during the initial ground lease term and during the six ten-year options to renew the ground lease. Sears also pays a percentage of the common area maintenance under a reciprocal easement agreement. Sears
    Holdings Corporation, the parent of Sears and Kmart following a merger that closed on March 24, 2005, is the nation's third largest broad line retailer.
    The combined company operates approximately 3,800 full-line and specialty retail stores located in the United States and Canada. Sears is a home appliance retailer in North America and sells tools, lawn and garden, home electronics and automotive repair and maintenance products. Sears Holdings
    Corporation will continue to market products under brands held by both Sears and Kmart.

o   HECHT'S (rated "Baa2" by Moody's and "BBB" by S&P) occupies 162,337 square feet (15.6% of square feet) under a 99-year ground lease expiring February
    24, 2086, Hecht's has an arrangement whereby it does not pay base rent under the ground lease, but rather pays a percentage of the common area maintenance under a reciprocal easement agreement. Hecht's is owned by The
    May Department Stores Company, which also owns and operates department stores such as Lord and Taylor, Filene's, Foley's and David's Bridal in 46
    states, the District of Columbia and Puerto Rico. Federated Department
    Stores, owner of Macy's, is expected to acquire The May Department Stores
    Company for a reported $11.5 billion.

o   JC PENNEY (rated "Ba1" by Moody's and "BB+" by S&P) occupies 129,713 square feet (12.4% of square feet) under a 43-year ground lease expiring on
    February 24, 2037. JC Penney has an arrangement whereby it does not pay base rent under the ground lease, but rather pays a percentage of the common area maintenance under a reciprocal easement agreement. Founded in 1916, JC
    Penney operates more than 1,000 department stores around the United States and Puerto Rico. JC Penney recently sold its Eckerd drugstore chain to Jean
    Coutu and CVS for $4.5 billion. As of the fiscal year ended January 29,
    2005, JC Penney reported revenue of approximately $18.4 billion, net income of $524.0 million, liquidity of $4.7 billion and stockholder equity of $4.9 billion.

o   GOLD'S GYM (not rated) occupies 30,484 square feet (2.9% of square feet,
    2.5% of income) under a nine-year lease expiring on January 31, 2014. The rental rate per square foot is $9.00. Gold's Gym is the largest co-ed gym chain in the world with more than 600 facilities located in 43 states and 25 countries with nearly 3 million members. Gold's Gym offers a wide variety of equipment and services, including group exercise, personal training, cardiovascular equipment, spinning, Pilates and yoga, while maintaining its core weight lifting tradition.

o   UNITED ARTIST'S THEATRES (not rated) occupies 24,846 square feet (2.4% of square feet, 1.1% of income) under a 20-year lease expiring on January 31,
    2007. The rental rate per square foot is $5.03. United Artist's Theatres is part of the Regal Entertainment Group, the largest motion picture exhibitor in the world operating 6,273 screens in 558 locations in 40 states under the
    Regal, United Artists and Edwards trade names. As of the fiscal year ended
    December 30, 2004, Regal Entertainment Group reported revenue of approximately $2.5 billion, net income of $82.5 million and stockholder equity of $69.0 million.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 MARLEY STATION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Marley Station Mortgage Loan is a $114.4 million, seven-year loan secured by a first mortgage on a regional mall located in Glen Burnie, Anne
    Arundel County, Maryland. The Marley Station Mortgage Loan is interest-only for the entire loan term and matures on July 1, 2012 at an annual interest rate, rounded to three decimal places, of 4.891%.

THE BORROWER:

o   The Marley Station Borrower is Marley Station LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Marley Station Borrower's legal counsel has delivered a non-consolidation opinion. The owner is
    TKL-East LLC, a Delaware limited liability company (the "Marley Station
    Owner"). The sponsor of the Marley Station Mortgage Loan is the Mills
    Corporation Limited Partnership, which acquired a 50% interest in the Marley
    Station Borrower from General Motors Pension Trust, which remains a 50%
    non-managing owner.

o   Mills Corporation Limited Partnership is a fully integrated, self-managed real estate investment trust ("REIT") that develops, redevelops, acquires, operates and manages retail and entertainment-oriented properties. Mills
    Corporation Limited Partnership owns 100% of the entities that provide leasing, management, development and financing services for both wholly owned properties and joint ventures. Mills Corporation Limited Partnership owns or has an interest in 41 properties located in the United States,
    Canada, Scotland and Spain. As of the fiscal year ended December 31, 2004,
    Mills Corporation Limited Partnership reported revenue of approximately
    $684.8 million, net income of $232.0 million and stockholder equity of $1.3 billion.

THE PROPERTY:

o   The Marley Station Mortgaged Property consists of a fee simple interest in a regional mall containing 1,043,411 net rentable square feet and situated on
    108 acres. The collateral improvements consist of the four anchor tennant buildings and the two-story main mall building. The anchor tenants are
    Macy's, Sears, Hecht's and JC Penney, which together occupy 67.6% of the total square feet. All four anchor tenants are situated on ground leased pads. Macy's and Hecht's each have an option to purchase the related parcel for no consideration per conditions in the related loan documents. The operating covenants for the Marley Station Mortgaged Property expire in
    February 2007 after which Macy's, Sears, Hecht's and JC Penney can go dark.

o   The Marley Station Owner is generally required at its sole cost and expense to keep the Marley Station Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o   MillsServices Corp. manages the Marley Station Mortgage Property.
    MillsService Corp., founded in 1985 and headquartered in Arlington, Virginia currently manages 41 properties containing a total of approximately 50 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.
                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 MARLEY STATION

--------------------------------------------------------------------------------

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   The Marley Station Borrower will have the one-time right to obtain secured mortgage indebtedness ("Additional Debt") that shall be of a pari passu position with the Marley Station Mortgage Loan or the direct and/or indirect owners of the borrowing entity(ies) under any mezzanine debt will have the one-time right to obtain other mezzanine indebtedness that will be structurally subordinate to the Marley Station Mortgage Loan. Additional
    Debt is permitted, so long as no future mezzanine debt will have been obtained, subject to, among other things (i) rating agency confirmation,
    (ii) the amount of the Additional Debt will not exceed the excess of the product of the loan-to-value ratio as of the closing date of the Marley
    Station Mortgage Loan and the amount of increase, if any, in the appraised value of the Marley Station Mortgaged Property, (iii) the "Additional Debt
    DSCR" (as defined in the related loan documents) is equal to or greater than the debt service coverage ratio as of the closing date of the Marley Station
    Mortgage Loan and (iv) receipt of an intercreditor agreement acceptable to the mortgagee and the mezzanine lender. Future mezzanine debt is permitted, so long as no Additional Debt will have been obtained, subject to, among other things (i) rating agency confirmation, (ii) the loan-to-value ratio not in excess of the product of the loan-to-value ratio as of the closing date of the Marley Station Mortgage Loan and the amount of increase, if any, in the appraised value of the Marley Station Mortgaged Property, (iii) the debt service coverage ratio of the Marley Station Mortgaged Property immediately following the closing of such mezzanine loan will not be less than 1.25x and (iv) receipt of an intercreditor agreement acceptable to the mortgagee and the mezzanine lender.

RELEASE OR SUBSTITUTION OF PROPERTY:

o   The related loan documents permit the release of collateral to allow for future development. This may include buying an anchor space for redevelopment after such space has been released from the lien of the mortgage or releasing two outparcels beyond the mall's inner ring for development. The related loan documents provide for such releases without requiring any pay down of the principal balance. However, parking ratios must be in compliance with local zoning laws, loan-to- value and debt service coverage ratios must be maintained and the development must not have a material adverse effect upon the value and/or operations of the Marley
    Station Mortgaged Property or the Marley Station Borrower's ability to repay the Marley Station Mortgage Loan.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 MARLEY STATION

--------------------------------------------------------------------------------

                [MAP SHOWING LOCATION OF MARLEY STATION OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

--------------------------------------------------------------------------------

[PHOTO OF CITY HALL PLAZA OMITTED]

                                  [PHOTO OF HURSTBOURNE BUSINESS CENTER OMITTED]

[PHOTO OF STEEPLECHASE OMITTED]

                                            [PHOTO OF FORUM OFFICE PARK OMITTED]

[PHOTO OF LAKEVIEW OMITTED]

                                                 [PHOTO OF OXMOOR PLACE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

IPC LOUISVILLE PORTFOLIO

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                                 Barclays

 ORIGINAL PRINCIPAL BALANCE:                  $101,165,492

 FIRST PAYMENT DATE:                          July 1, 2005

 TERM/AMORTIZATION:                           120/360 months

 INTEREST ONLY PERIOD:                        36 months

 MATURITY DATE:                               June 1, 2015

 EXPECTED MATURITY BALANCE:                   $ 90,041,161

 BORROWING ENTITY:                            IPC Louisville Properties, LLC

 INTEREST CALCULATION:                        Actual/360

 CALL PROTECTION:                             Lockout/Defeasance: 116
                                              payments
                                              Open: 4 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                               Yes

   TI/LC RESERVE:                             $1,250,000

   MAJOR LEASE ROLLOVER
      RESERVE(1):                             $1,630,000

   OTHER RESERVE(2) :                         $26,663

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:                     Yes

   REPLACEMENT RESERVE(3):                    $24,351

   TI/LC RESERVE:                             $155,478

   MAJOR LEASE ROLLOVER

      RESERVE(4):                             See Footnote

   LOCKBOX:                                   Hard
--------------------------------------------------------------------------------

(1)   The Major Lease Rollover Reserve Account is a TI/LC reserve account set up specifically for those tenants with spaces over 20,000 square feet that roll during the loan term.

(2)   Up-Front and Ongoing Ground Rent Reserve to cover one-month's rent payments for the Oxmoor Place ground lease. The borrower will pay such ground rent directly to the lessor, unless and until a notice of default under the ground lease is received or mortgagee does not hold a reserve equal to one month's ground rent, after which the borrower will make ongoing monthly ground rent deposits with the mortgagee. In addition, the borrower has provided a letter of credit in the amount of $5,376,250 as security for its obligation to purchase the fee interest in the Oxmoor
      Place property. IPC (US), Inc. will be personally liable for losses arising from the borrower's failure to make any required monthly ground rent deposit or to acquire the fee estate pursuant to the purchase option contained in the ground lease.

(3)   Replacement Reserve capped at $876,645.

(4)   On each payment date following a Cash Trap Trigger Event, the borrower is required to deposit all excess cash flow from the IPC Louisville
      Portfolio properties into this reserve account until the following amounts are accumulated: (a) $20 per square foot for tenants under Major
      Leases at the properties known as City Hall Plaza and One and Two
      Chestnut Place and (b) $15 per square foot for tenants under Major Leases at the properties located in Louisville, Kentucky. A "Cash Trap Trigger
      Event" occurs 12 months prior to the lease expiration of a tenant under a
      Major Lease. A "Major Lease" is defined as a lease related to a tenant who occupies at least 20,000 square feet at the specified property.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                             $101,165,492

 CUT-OFF DATE LTV:                                 62.5%

 MATURITY DATE LTV:                                55.6%

 UNDERWRITTEN DSCR(1):                             1.54x

 MORTGAGE RATE:                                    5.177%
--------------------------------------------------------------------------------

(1)   DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                         PORTFOLIO PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                                    Office

 PROPERTY SUB TYPE:                                Suburban and CBD

 LOCATION:                                         See Property Information

 YEAR BUILT/RENOVATED:                             See Property Information

 NET RENTABLE SQUARE  FEET(1):                     1,443,151

 CUT-OFF BALANCE PER SF(1):                        $70
 OCCUPANCY AS OF
      05/01/05(1):                                 87.1%

 OWNERSHIP INTEREST:                               Fee (7), Leasehold (1)

 PROPERTY MANAGEMENT:                              IPC Real Estate Management
                                                   LLC

 U/W NET CASH FLOW(1):                             $ 10,247,930

 APPRAISED VALUE(1):                               $161,980,000
--------------------------------------------------------------------------------

(1)   Information presented on an aggregate portfolio basis.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                     PROPERTY INFORMATION
--------------------------------------------------------------------------------------------------------------------------------
                                                                            ALLOCATED                                  OCCUPANCY
                                                            YEAR BUILT/   CUT-OFF DATE   NET RENTABLE     APPRAISED      AS OF
PROPERTY NAME                             CITY      STATE    RENOVATED       BALANCE      SQUARE FEET       VALUE      05/01/05
------------------------------------- ------------ ------- ------------- -------------- -------------- -------------- ----------

 Forum Office Park ..................  Louisville     KY    1984 / NAP    $ 23,961,300       328,368    $ 35,400,000      89.2%
 City Hall Plaza ....................  Manchester     NH    1991 / NAP      21,420,000       209,684      34,000,000      98.9
 Hurstbourne Business Center(1) .....  Louisville     KY   1971 / 2004      18,691,650       335,376      39,400,000      71.3
 Oxmoor Place .......................  Louisville     KY   1989 / 2005      11,023,000       136,246      15,200,000      91.1
 One and Two Chestnut Place .........   Worcester     MA   1924 / 1991      10,847,042       217,950      14,780,000      95.1
 Steeplechase .......................  Louisville     KY    1990 / NAP       5,767,000        76,666       7,900,000      92.9
 Lakeview ...........................  Louisville     KY    1989 / NAP       5,133,000        76,999       8,800,000      80.8
 Hunnington Place ...................  Louisville     KY    1988 / NAP       4,322,500        61,862       6,500,000      85.6
                                                                          ------------       -------    ------------      ----
 TOTAL / WTD. AVG. ..................                                     $101,165,492     1,443,151    $161,980,000      87.1%
--------------------------------------------------------------------------------------------------------------------------------


(1)   With respect to the Hurstbourne Business Center, occupancy, appraised value and net rentable square feet do not include the Hurstbourne Plaza, the retail portion of the Hurstbourne Business Center, which was not underwritten.



--------------------------------------------------------------------------------------------------------------
                               IPC LOUISVILLE PORTFOLIO -- FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------------------------------------

                                                              FULL YEAR         FULL YEAR         FULL YEAR
                                          UNDERWRITTEN       (12/31/04)        (12/31/03)        (12/31/02)
                                        ----------------  ----------------  ----------------  ----------------

 Effective Gross Income ..............    $ 23,455,554      $ 25,051,035      $ 24,995,447      $ 25,061,810
 Total Expenses ......................    $ 11,127,117      $ 11,096,970      $ 10,969,795      $ 10,618,647
 Net Operating Income (NOI) ..........    $ 12,328,437      $ 13,954,065      $ 14,025,652      $ 14,443,161
 Cash Flow (CF) ......................    $ 10,247,930      $ 13,954,065      $ 14,025,652      $ 14,443,161
 DSCR on NOI .........................            1.85x             2.10x             2.11x             2.17x
 DSCR on CF ..........................            1.54x             2.10x             2.11x             2.17x
--------------------------------------------------------------------------------------------------------------


(1)   With respect to the Hurstbourne Business Center, information presented does not include the Hurstbourne Plaza, the retail portion of the
      Hurstbourne Business Center, which was not underwritten.



-------------------------------------------------------------------------------------------------------------------------------
                                                      FORUM OFFICE PARK -- TENANT INFORMATION(1)
-------------------------------------------------------------------------------------------------------------------------------
                                           RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                              MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-----------                             ------------- ----------- ---------- ---------- ------------- ------------- -----------

 General Electric Company .............    Aaa/AAA      100,912       30.7%  $ 16.25     $1,639,820        30.7%    03/30/2012
 Aperture Credentialing, Inc. .........      A2/A        46,904       14.3   $ 16.75        785,642        14.7     04/30/2008
 Sprint United Management Co. .........   Not Rated      37,086       11.3   $ 16.50        611,919        11.5     04/30/2006
                                                        -------       ----               ----------        ----
 TOTAL ................................                 184,902       56.3%              $3,037,381        56.9%
-------------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.



------------------------------------------------------------------------------------------------------------------------------------
                              CITY HALL PLAZA -- TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------------
                                               RATINGS       TOTAL       % OF                  POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                                  MOODY'S/S&P   TENANT SF   TOTAL SF    RENT PSF       RENT          RENT      EXPIRATION
-----------                                 ------------- ----------- ----------  ---------- ------------- ------------- -----------

 Verizon ..................................     A2/A+       109,059       52.0%   $ 12.17     $1,327,248        43.2%    05/30/2007
 McLane, Graf, Raulerston & Middleton .....   Not Rated      57,426       27.4    $ 15.00        861,390        28.0     05/30/2012
 Merrill Lynch -- Corp. Svcs. Finance .....     Aa3/A+        8,817        4.2    $ 20.00        176,340         5.7     01/30/2010
                                                            -------       ----                ----------        ----
 TOTAL ....................................                 175,302       83.6%               $2,364,978        77.0%
------------------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                             HURSTBOURNE BUSINESS CENTER -- TENANT INFORMATION(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                              RATINGS       TOTAL       % OF                  POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                                 MOODY'S/S&P   TENANT SF   TOTAL SF    RENT PSF       RENT          RENT      EXPIRATION
-----------                                ------------- ----------- ----------  ---------- ------------- ------------- -----------

 National Health Services, Inc. ..........   Not Rated   55,280          16.3%   $ 15.25     $  843,020        14.6%    09/30/2011
 Central Bancshares, Inc. ................   Not Rated   19,201           5.7    $ 18.46        354,450         6.1     04/30/2015
 Deming, Malone, Livesay & Ostroff .......   Not Rated   18,722           5.5    $ 18.00        336,996         5.8     02/30/2012
                                                         ------          ----                ----------        ----
 TOTAL ...................................               93,203          27.5%               $1,534,466        26.6%
-----------------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.



-----------------------------------------------------------------------------------------------------------------------
                                            OXMOOR PLACE -- TENANT INFORMATION(1)
-----------------------------------------------------------------------------------------------------------------------
                                   RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                      MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-----------                     ------------- ----------- ---------- ---------- ------------- ------------- -----------

 Stored Value Systems .........   Not Rated   35,819          26.3%  $ 19.83     $  710,441        26.6%    08/30/2008
 Merrill Lynch ................     Aa3/A+    21,916          16.1   $ 22.00        482,152        18.0     01/30/2012
 DMI Furniture ................   Not Rated   12,830           9.4   $ 18.66        239,408         9.0     01/30/2006
                                              ------          ----               ----------        ----
 TOTAL ........................               70,565          51.8%              $1,432,001        53.6%
-----------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.



-----------------------------------------------------------------------------------------------------------------------------------
                                            ONE AND TWO CHESTNUT PLACE -- TENANT INFORMATION(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                             RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                                MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-----------                               ------------- ----------- ---------- ---------- ------------- ------------- -----------

 Fallon Community Health Plan ...........   Not Rated     115,034       52.8%  $ 16.17     $1,859,755        47.4%    03/31/2020
 The Premier Insurance Company ..........     NR/A-        33,250       15.3   $ 22.08        734,102        18.7     08/31/2006
 Amica Mutual Insurance Company .........     NR/AA        14,822        6.8   $ 22.10        327,566         8.4     02/28/2007
                                                          -------       ----               ----------        ----
 TOTAL ..................................                 163,106       74.8%              $2,921,423        74.5%
-----------------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.



------------------------------------------------------------------------------------------------------------------------------
                                              STEEPLECHASE -- TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------
                                          RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                             MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-------------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 Johnson Controls, Inc. ..............      A2/A        45,295       59.1%  $ 15.25     $  690,749        56.7%    09/30/2014
 New Hampshire Insurance Co. .........   Not Rated      16,133       21.0   $ 17.42        281,037        23.1     12/31/2005
 Aerotek, Inc. .......................   Not Rated       4,093        5.3   $ 16.00         65,488         5.4     08/31/2007
                                                        ------       ----               ----------        ----
 TOTAL ...............................                  65,521       85.5%              $1,037,274        85.1%
-----------------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO



------------------------------------------------------------------------------------------------------------------------------------
                       LAKEVIEW -- TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                 RATINGS       TOTAL       % OF                 POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                                    MOODY'S/S&P   TENANT SF   TOTAL SF    RENT PSF      RENT         RENT      EXPIRATION
-----------                                   ------------- ----------- ----------  ---------- ----------- ------------- -----------

 Horizon Research International .............   Not Rated       9,271       12.0%   $ 18.50     $171,514        12.6%    06/30/2008
 Mooser & Freibert Land Title Co., LLC ......   Not Rated       7,463        9.7    $ 16.50      123,140         9.1     01/31/2010
 Countrywide Home Loans, Inc. ...............      A3/A         6,720        8.7    $ 17.50      117,600         8.6     08/30/2005
                                                                -----       ----                --------        ----
 TOTAL ......................................                  23,454       30.5%               $412,253        30.3%
------------------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.



---------------------------------------------------------------------------------------------------------------------------
                                          HUNNINGTON PLACE -- TENANT INFORMATION (1)
---------------------------------------------------------------------------------------------------------------------------
                                       RATINGS       TOTAL       % OF                POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                          MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
-----------                         ------------- ----------- ---------- ---------- ----------- ------------- -------------

 Airlines Reporting Corp. .........   Not Rated      24,642       39.8%  $ 17.74     $437,149        42.2%     10/31/2005
 TEKSystems, Inc. .................   Not Rated       6,354       10.3   $ 15.50       98,487         9.5      01/31/2010
 Tech Skills, LLC .................   Not Rated       5,212        8.4   $ 16.10       83,913         8.1      11/30/2006
                                                     ------       ----               --------        ----
 TOTAL ............................                  36,208       58.5%              $619,549        59.8%
---------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.



---------------------------------------------------------------------------------------------------------------
                FORUM OFFICE PARK -- LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------     -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          2          21,430          6.5%        21,430            6.5%        $  353,595
 2006 ..............          5          52,126         15.9         73,556           22.4%        $  860,508
 2007 ..............          3          26,199          8.0         99,755           30.4%        $  405,722
 2008 ..............          6          62,983         19.2        162,738           49.6%        $1,032,827
 2009 ..............          1          10,314          3.1        173,052           52.7%        $  165,024
 2010 ..............          2          12,806          3.9        185,858           56.6%        $  207,891
 2012 ..............          2         100,912         30.7        286,770           87.3%        $1,639,820
 MTM ...............          1           1,999          0.6        288,769           87.9%        $   30,485
 Vacant ............                     39,599         12.1        328,368          100.0%        $  643,813
                              -         -------        -----
 TOTAL .............         22         328,368        100.0%
---------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO



---------------------------------------------------------------------------------------------------------------
                                  CITY HALL PLAZA -- LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------     -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          3          11,798          5.6%        11,798            5.6%        $  245,080
 2007 ..............          3         113,108         53.9%       124,906           59.6%        $1,411,368
 2008 ..............          2           5,210          2.5%       130,116           62.1%        $  119,830
 2009 ..............          2           8,754          4.2%       138,870           66.2%        $  172,931
 2010 ..............          2          10,760          5.1%       149,630           71.4%        $  222,972
 2012 ..............          1          57,426         27.4%       207,056           98.7%        $  861,390
 MTM ...............          1             376          0.2%       207,432           98.9%        $    5,399
 Vacant ............                      2,252          1.1%       209,684          100.0%        $   32,993
                              -         -------        -----
 TOTAL .............         14         209,684        100.0%
--------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.



----------------------------------------------------------------------------------------------------------------
                         HURSTBOURNE BUSINESS CENTER -- LEASE ROLLOVER SCHEDULE(1)(2)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(3)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------     -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          2           3,357          1.0%         3,357            1.0%        $   62,347
 2006 ..............         11          42,354         12.5%        45,711           13.5%        $  743,113
 2007 ..............         13          38,235         11.3%        83,946           24.8%        $  637,907
 2008 ..............          8          35,068         10.4%       119,014           35.1%        $  638,545
 2009 ..............          9          29,263          8.6%       148,277           43.8%        $  497,244
 2010 ..............          4          11,870          3.5%       160,147           47.3%        $  214,614
 2011 ..............          1          55,280         16.3%       215,427           63.6%        $  843,020
 2012 ..............          1          18,722          5.5%       234,149           69.1%        $  336,996
 2014 ..............          1           6,955          2.1%       241,104           71.2%        $  119,209
 2015 ..............          2          19,201          5.7%       260,305           76.9%        $  354,450
 MTM ...............          8           2,570          0.8%       262,875           77.6%        $   29,125
 Vacant ............                     75,754         22.4%       338,629          100.0%        $1,289,333
                             --          ------        -----
 TOTAL .............         60         338,629        100.0%
---------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   With respect to the Hurstbourne Business Center, information presented does not include the Hurstbourne Plaza, the retail portion of the
      Hurstbourne Business Center, which was not underwritten.

(3)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                OXMOOR PLACE -- LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          3           8,754          6.4%         8,754            6.4%        $  174,189
 2006 ..............          3          18,638         13.7         27,392           20.1%        $  349,760
 2007 ..............          3          12,112          8.9         39,504           29.0%        $  227,734
 2008 ..............          8          52,998         38.9         92,502           67.9%        $1,027,288
 2009 ..............          1           1,407          1.0         93,909           68.9%        $   26,733
 2010 ..............          1           1,920          1.4         95,829           70.3%        $   35,520
 2011 ..............          1           2,150          1.6         97,979           71.9%        $   38,700
 2012 ..............          1          21,916         16.1        119,895           88.0%        $  482,152
 2014 ..............          2           7,918          5.8        127,813           93.8%        $  161,122
 Vacant ............                      8,433          6.2        136,246          100.0%        $  149,930
                              -          ------        -----
 TOTAL .............         23         136,246        100.0%
---------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.



---------------------------------------------------------------------------------------------------------------
                                ONE AND TWO CHESTNUT PLACE -- LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------     -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          1           1,480          0.7%         1,480            0.7%        $   20,720
 2006 ..............          7          62,610         28.7         64,090           29.4%        $1,288,062
 2007 ..............          4          19,626          9.0         83,716           38.4%        $  399,037
 2008 ..............          1           5,588          2.6         89,304           41.0%        $  108,631
 2020 ..............          4         115,034         52.8        204,338           93.8%        $1,859,755
 MTM ...............          1           1,351          0.6        205,689           94.4%        $   25,669
 Vacant ............                     12,261          5.6        217,950          100.0%        $  220,666
                              -         -------        -----
 TOTAL .............         18         217,950        100.0%
---------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.



---------------------------------------------------------------------------------------------------------------
                                 STEEPLECHASE -- LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE      BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   ----------

 2005 ..............         1           16,133         21.0%    16,133               21.0%        $281,037
 2006 ..............         1            1,725          2.3     17,858               23.3%        $ 29,929
 2007 ..............         2            8,076         10.5     25,934               33.8%        $130,610
 2014 ..............         1           45,295         59.1     71,229               92.9%        $690,749
 Vacant ............                      5,437          7.1     76,666              100.0%        $ 86,432
                       -------------     ------        -----
 TOTAL .............         5           76,666        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.
                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
                                   LAKEVIEW -- LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE      BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   ----------

 2005 ..............          4          13,082         17.0%    13,082               17.0%        $235,501
 2006 ..............          7          11,705         15.2     24,787               32.2%        $205,027
 2008 ..............          2          11,192         14.5     35,979               46.7%        $206,092
 2009 ..............          3           9,571         12.4     45,550               59.2%        $167,261
 2010 ..............          1           7,463          9.7     53,013               68.8%        $123,140
 2011 ..............          1           4,322          5.6     57,335               74.5%        $ 75,635
 MTM ...............          1             521          0.7     57,856               75.1%        $  9,118
 Vacant ............                     19,143         24.9     76,999              100.0%        $338,077
                              -          ------        -----
 TOTAL .............         19          76,999        100.0%
------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.



------------------------------------------------------------------------------------------------------------
                              HUNNINGTON PLACE -- LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE      BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   ----------

 2005 ..............          2          25,588        41.4%        25,588            41.4%        $450,866
 2006 ..............          2           8,105        13.1         33,693            54.5%        $127,308
 2008 ..............          1           1,658         2.7         35,351            57.1%        $ 24,870
 2010 ..............          3          12,070        19.5         47,421            76.7%        $191,346
 Vacant ............                     14,441        23.3         61,862           100.0%        $241,914
                              -          ------       -----
 TOTAL .............          8          61,862       100.0%
------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SUMMARY OF SIGNIFICANT TENANTS(1)
--------------------------------------------------------------------------------
The IPC Louisville Portfolio is 87.1% leased by 145 office tenants at an average lease rate of $16.57 per square foot. The six largest tenants, representing 33.5% of the total net rentable area, are:

o   FALLON COMMUNITY HEALTH PLAN (not rated) occupies 115,034 square feet (8.0%
    of portfolio net rentable area) at One & Two Chestnut Place. Fallon
    Community Health Plan, founded in 1977, is a not-for-profit HMO that provides health insurance products and related services to nearly 200,000 members in central and eastern Massachusetts. The company's health insurance offerings include PPO, Point of Service (POS), Traditional Indemnity and
    Medicare. As of December 31, 2004, Fallon Community Health Plan reported
    $734 million in sales and had approximately 500 employees.

o   VERIZON (NYSE: "VZ")(rated "A2" by Moody's and "A+" by S&P) occupies 109,059 square feet (7.5% of portfolio net rentable area) at City Hall Plaza.
    Verizon was formed in 2000 when Bell Atlantic bought GTE. The company is a provider of communication services with four segments: Domestic Telecom,
    Domestic Wireless, Information Services and International. As of December
    31, 2004, Verizon reported sales of $7.83 billion and had approximately
    210,000 employees worldwide.

o   GENERAL ELECTRIC COMPANY ("GE") (NYSE: "GE")(rated "Aaa" by Moody's and
    "AAA" by S&P) occupies 100,912 square feet (7.0% of portfolio net rentable area) at Forum Office Park. GE is a diversified industrial corporation engaged in developing, manufacturing and marketing a wide variety of products for the generation, transmission, distribution, control and utilization of electricity. As of December 31, 2004, GE reported sales of
    $151.3 billion and had approximately 307,000 employees worldwide.

o   MCLANE, GRAF, RAULERSON & MIDDLETON (not rated) occupies 57,426 square feet
    (4.0% of portfolio net rentable area) at City Hall Plaza. Founded in 1919,
    McLane, Graf, Raulerson & Middleton specializes in business litigation, environmental law, estate planning, taxation and commercial bankruptcy for clients in the education, financial services, manufacturing, professional services, technology, telecommunications and energy sectors. Headquartered in New Hampshire, the firm has more than 75 attorneys and more than 25 legal assistants that work with clients in the New England area and nationally.
    The mortgaged property serves as a regional office for the law firm.

o   NATIONAL HEALTH SERVICES, INC. (not rated) occupies 55,280 square feet (3.8%
    of portfolio net rentable area) at the Hurstbourne Business Center. Founded in 1984, National Health Services Inc. is a provider of care management services and is headquartered in Louisville, Kentucky. National Health
    Services, Inc. specializes in medical claims review and external quality oversight. National Health Services, Inc.'s line of businesses include:
    utilization management, case management, disease management and demand management. In March 2004, the company was acquired by SHPS Holdings, Inc., a provider of integrated health and productivity and benefit management solutions to employers, health plans and government agencies.

o   APERTURE CREDENTIALING, INC. (rated "A2" by Moody's and "A" by S&P) occupies
    46,904 square feet (3.2% of portfolio net rentable area) at Forum Office
    Park. Aperture Credentialing, Inc., one of the nation's largest Credentials
    Certification Organizations, builds and maintains health care practitioner information databanks. Aperture Credentialing, Inc. performs Primary Source
    Verification for over 90,000 practitioners by gathering, verifying, preparing and delivering information for health plans and hospitals.
    Aperture Credentialing is a wholly owned subsidiary of United Health Group,
    Inc., a health care services and consulting provider providing services and products to over 55 million customers.

--------------------------------------------------------------------------------

(1)   Summary is presented on an aggregate portfolio basis.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The IPC Louisville Portfolio Loan is secured by a first mortgage on eight individual properties located in Louisville, Kentucky (six properties),
    Manchester, New Hampshire (one property) and Worcester, Massachusetts (one property).

THE BORROWER:

o   IPC Louisville Properties, LLC, a Delaware limited liability company, is a newly formed single-purpose, bankruptcy-remote entity that holds fee or, in one case, leasehold interests in the IPC Louisville Portfolio Mortgaged
    Properties. The IPC Louisville Portfolio Borrower is managed by a board of managers, which includes at least two independent managers. At origination, a nonconsolidation opinion was delivered with respect to the IPC Louisville
    Portfolio Borrower and its sole member. The sole member of the IPC
    Louisville Portfolio Borrower, IPC LP/WP Holdings, LLC, a Delaware limited liability company, is a newly formed single-purpose limited liability company.

o   The sponsor of the IPC Louisville Portfolio Borrower is IPC (US), Inc., a
    Delaware corporation, which indirectly owns and controls a portfolio of 26 office and six retail properties throughout the United States containing
    7.56 million square feet with over 500 tenants. IPC (US), Inc. is liable under the indemnity and guaranty agreement for losses and damages arising from certain "bad acts." IPC (US), Inc. is also liable under an indemnity and guaranty agreement for the full amount of the loan due to certain other springing recourse events until the first anniversary date of the closing date and thereafter up to 10% of the outstanding principal balance of the loan.

o   The IPC Louisville Portfolio Borrower is affiliated with the borrowers under the IPC New York/Wichita Portfolio Loan.

o   In addition, IPC Realty, LLC (which is an indirect subsidiary of the sponsor and an indirect parent of the IPC Louisville Portfolio Borrower), has entered into a revolving credit facility with two affiliate borrowers and a group of syndicated lenders. Under this credit facility, IPC Realty, LLC and the two affiliate borrowers are entitled to borrow up to $200,000,000 from the lenders, which debt is secured by ownership interests in the IPC
    Louisville Portfolio Borrower and other entities that own commercial real estate.

THE PROPERTY:

o   The IPC Louisville Mortgaged Property consists of eight properties that are located in Louisville, Kentucky (six properties), Manchester, New Hampshire
    (one property) and Worcester, Massachusetts (one property). The eight properties are part of a larger 3,500,000 square foot portfolio that was purchased by IPC (US), Inc. in May 1998.

o   Forum Office Park comprises four office buildings, Forum 1, 2 and 3 (each, two-story) and Forum 4 (three-story) located on a 22.0 acre parcel in eastern Louisville, Kentucky on the east side of Hurstbourne Lane, north of
    Shelbyville Road. The buildings were constructed in 1984 and contain a total of 328,368 square feet. As of May 1, 2005, Forum Office Park was 89.2%
    occupied by 18 tenants. There are 1,347 parking spaces at the property.

o   City Hall Plaza is a 20-story office building located on a 0.3 acre parcel in downtown Manchester, New Hampshire just east of Interstate 293 (Everett
    Turnpike) and the Merrimack River. The building was constructed in 1991 and has a net rentable area of 209,684 square feet. As of May 1, 2005, the property was 98.9% occupied by 14 tenants and has 69 parking spaces.

o   Hurstbourne Business Center comprises two office buildings (Hurstbourne Park and Hurstboune Place) and one retail building (Hurstbourne Plaza), located on a 20.2 acre parcel in the eastern portion of Louisville, Kentucky on the southeast corner of Shelbyville Road and Whittington Parkway, west of
    Hurstbourne Road. The office properties, which contain a total of 335,376 square feet, were constructed in 1971 and 1982, and were renovated in 2004.
    As of May 1, 2005, the office properties were 71.3% occupied by 56 tenants.
    The property has a total of 1,183 parking spaces between the two office properties. The retail building, Hurstbourne Plaza, may be released from the lien of the related mortgage without payment of a release price. No loan amount, cash flow or value has been attributed to such retail building due to its anticipated release.

o   Oxmoor Place is improved with a four-story office building with a net rentable area of 136,246 square feet located on a 9.4 acre parcel in eastern
    Louisville, Kentucky. This property is located on Bullitt Lane south of
    Shelbyville Road (Highway 60) in close proximity to Interstate 264. The property was built in 1989 and is currently undergoing renovation at an estimated cost of $650,000. As of May 1, 2005, Oxmoor Place was 91.1%
    occupied by 19 tenants. There are approximately 501 parking spaces at the property including 20 covered spaces below the building. The IPC Louisville
    Portfolio Borrower has a leasehold interest in this mortgaged property.
    However, the IPC Louisville Portfolio Borrower has exercised an option to purchase the underlying fee interest on December 31, 2008 for a purchase price of $5,736,250, at which time the fee interest will become subject to the lien of the mortgage. The IPC Louisville Portfolio Borrower has assigned its purchase right to the lender and the ground lessor has acknowledged such assignment. In addition, the IPC Louisville Portfolio Borrower provided a letter of credit in the amount of $5,376,250 as security for its obligation to purchase the fee interest in this property and IPC (US), Inc. will be liable for any losses arising from the IPC Louisville Portfolio Borrower's failure to purchase the lessor's interest under the ground lease.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO
--------------------------------------------------------------------------------

o   One and Two Chestnut Place is an office property located in downtown
    Worcester, Massachusetts located one block from Main Street, comprised of two adjacent buildings, One Chestnut Place and Two Chestnut Place. One
    Chestnut Pace is an 11-story office building comprised of 187,357 square feet. The building was constructed in 1991 and is located above two levels of parking space. Two Chestnut Place, located adjacent to One Chestnut
    Place, is a four-story office building, with two levels of parking below grade, in addition to the lobby-level parking. The building was constructed in 1924 and last renovated in 1989. The property has a net rentable area of
    217,950 square feet and is located on a 1.2 acre parcel. As of May 1, 2005,
    One and Two Chestnut Place was 95.1% occupied by 13 tenants. There are 645 parking spaces at the mortgaged property.

o   Steeplechase is a three-story office building located on a 5.1 acre parcel in an eastern suburban area of eastern Louisville, Kentucky between I-64 and
    Taylorsville Road on Bunsen Parkway. The building was constructed in 1990 and has a net rentable area of 76,666 square feet. As of May 1, 2005, the building was 92.9% occupied by five tenants. The property is improved with
    222 outdoor parking spaces.

o   Lakeview is a four-story office building located on a 5.2 acre parcel in northeastern Louisville, Kentucky just west of Interstate 264 and north of
    Interstate 64. Built in 1989, the building has a net rentable area of 76,999 square feet and was 80.8% occupied as of May 1, 2005, by 16 tenants. There are approximately 275 parking spaces at the mortgaged property. The site is improved with two reflecting ponds with fountains in each.

o   Hunnington Place is a three-story office building located on a 2.8 acre parcel in an eastern suburban area of Louisville, Kentucky. The property is located on the west side of Bunsen Parkway north of the intersection of
    Hurstbourne Parkway and Bunsen Parkway. The building was constructed in 1988 and has a net rentable area of 61,862 square feet. As of May 1, 2005, the building was 85.6% occupied by eight tenants. There are 190 parking spaces at the mortgaged property.

PROPERTY MANAGEMENT:

o   The IPC Louisville Portfolio is managed by IPC Real Estate Management LLC, an affiliate of the IPC Louisville Portfolio Borrower. IPC Real Estate
    Management LLC is a subsidiary of IPC (US) Inc., a publicly-traded REIT listed on the Canadian Stock Exchange.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.

RELEASE OR SUBSTITUTION OF PROPERTY:

o   The release of one or more of the IPC Louisville Portfolio Mortgaged
    Properties will be permitted if, among other things, (i) the IPC Louisville
    Portfolio Mortgage Loan is partially defeased in an amount equal to 125% of the allocated loan amount for that parcel, (ii) the debt service coverage ratio with respect to the remaining IPC Louisville Portfolio Mortgaged
    Properties following the release is at least equal to the greater of 1.40x or the debt service coverage ratio for the 12 months preceding the release date, (iii) the loan-to-value percentage with respect to the remaining IPC
    Louisville Portfolio Mortgaged Properties is not greater than the lesser of
    (a) 63.0% or (b) the loan-to-value percentage immediately prior to release.
    Hurstbourne Plaza, the retail building of the Hurstbourne Business Center property, may be released without consideration, in accordance with the terms of the related loan agreement. In addition, see "Additional
    Information-- The Property--Hurstbourne Business Center" for information regarding the release of a portion of the Hurstbourne Business Center property.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

--------------------------------------------------------------------------------

          [MAPS SHOWING LOCATIONS OF IPC LOUISVILLE PORTFOLIO OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                           MISSION POINTE APARTMENTS

--------------------------------------------------------------------------------

                [3 PHOTOS OF MISSION POINTE APARTMENTS OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                           MISSION POINTE APARTMENTS

--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

MISSION POINTE APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                                   Bank of America

 ORIGINAL PRINCIPAL BALANCE:                    $84,000,000

 FIRST PAYMENT DATE:                            February 1, 2005

 TERM/AMORTIZATION:                             84/360 months

 INTEREST ONLY PERIOD:                          24 months

 MATURITY DATE:                                 January 1, 2012

 EXPECTED MATURITY BALANCE:                     $77,880,148

 BORROWING ENTITY:                              Mission Pointe Holdings, LLC

 INTEREST CALCULATION:                          Actual/360

 CALL PROTECTION:                               Lockout/Defeasance:
                                                80 payments
                                                Open: 4 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                                 Yes

   IMMEDIATE REPAIR RESERVE:                    $354,374

 ONGOING MONTHLY RESERVES:

   TAX RESERVE:                                 Yes

   REPLACEMENT RESERVE:                         $11,569
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                          $84,000,000

 CUT-OFF DATE LTV:                              79.8%

 MATURITY DATE LTV:                             74.0%

 UNDERWRITTEN DSCR(1):                          1.11x

 MORTGAGE RATE(2):                              5.263%
--------------------------------------------------------------------------------

(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                                 Multifamily

 PROPERTY SUB TYPE:                             Garden Style

 LOCATION:                                      Sunnyvale, CA

 YEAR BUILT/RENOVATED:                          1990/NAP

 UNITS:                                         617

 CUT-OFF BALANCE PER UNIT:                      $136,143

 OCCUPANCY AS OF 04/01/05:                      95.0%

 OWNERSHIP INTEREST:                            Fee

 PROPERTY MANAGEMENT:                           Alliance Residential, LLC

 U/W NET CASH FLOW:                             $6,167,656

 APPRAISED VALUE:                               $105,200,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                           MISSION POINTE APARTMENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    ANNUALIZED
                                                   MOST RECENT      FULL YEAR
                                   UNDERWRITTEN     (03/31/05)      (12/31/04)
                                  -------------- --------------- ---------------
 Effective Gross Income .........  $ 8,975,744     $ 8,673,272     $ 8,944,748
 Total Expenses .................  $ 2,669,263       2,279,850     $ 2,858,359
 Net Operating Income (NOI) .....  $ 6,306,481     $ 6,393,422     $ 6,086,389
 Cash Flow (CF) .................  $ 6,167,656     $ 6,369,582     $ 6,045,669
 DSCR on NOI ....................         1.13x           1.15x           1.09x
 DSCR on CF .....................         1.11x           1.14x           1.08x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         1 BEDROOM     2 BEDROOM
                                                        -----------   ----------
 Number of Units ....................................       302           315
 Average Rent .......................................     $1,022         $1,361
 Average Unit Size (SF) .............................       659           1,045
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                           MISSION POINTE APARTMENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Mission Pointe Apartments Loan is an $84 million, seven-year fixed rate loan secured by a first mortgage on a three-story, 617-unit apartment complex located in Sunnyvale, Santa Clara County, California. The Mission
    Pointe Apartments Loan is interest only for the first two years and matures on January 1, 2012 at an annual interest rate, rounded to three decimal places, of 5.623%.

THE BORROWER:

o   The Mission Pointe Apartments Borrower is Mission Pointe Holdings, LLC a
    Delaware limited liability corporation, an affiliate of Nearon Enterprises of Danville, California. Mission Pointe Holdings, LLC is a single-purpose, bankruptcy-remote entity with at least one independent director for which
    Borrower's legal counsel has delivered a non-consolidation opinion. Nearon
    Enterprises is a privately held development and investment company that owns and manages commercial and residential property.

o   Controlled by the Arthur D. Nearon family, with minority interests held by
    Nearon employees and outside parties, Nearon Enterprises currently owns and manages in excess of 3.5 million square feet of commercial and residential property. The majority of Nearon Enterprises' holdings are managed from
    Nearon Enterprises' office in Danville, California by David Christenson and
    Gregory Chabolla. Mr. Christenson and Mr. Chabolla each have extensive real estate backgrounds.

THE PROPERTY:

o   The collateral for the Mission Pointe Apartments mortgage loan consists of a fee simple interest in a 617-unit apartment complex consisting of 25 three-story, garden style apartment buildings encompassing 528,192 square feet across 22.1 acres of land. The property is located in Sunnyvale, Santa
    Clara County, California. Constructed in 1990, the Mission Pointe Apartments
    Mortgaged Property's 617 units are comprised of 110 junior one bed/one bath,
    192 one bed/one bath, 98 two bed/one bath and 217 two bed/two bath units.
    Project amenities include three swimming pools, spas, a common picnic area and two tennis courts. There is also a 4,400 square-foot fitness center in the main building, including a sauna and racquetball court. Many units also feature washer/dryer hookups, fireplaces and vaulted ceilings.

o   The Mission Pointe Apartments Borrower is generally required at its sole cost and expense to keep the Mission Pointe Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o   Alliance Residential, LLC manages the Mission Pointe Apartments Mortgaged
    Property and is the management arm of the real estate investment trust BRE
    Properties, Inc. (which was formed in 1997). Together, BRE Properties, Inc.
    owns more than 80 apartment communities and Alliance Residential, LLC operates 120 apartment communities, totaling over 52,000 units owned or operated in California, Arizona, Washington, Utah and Colorado (including
    4,000 units in the San Francisco Bay area).

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                           MISSION POINTE APARTMENTS

--------------------------------------------------------------------------------

          [MAP SHOWING LOCATION OF MISSION POINTE APARTMENTS OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                  FIESTA MALL

--------------------------------------------------------------------------------

                       [3 PHOTOS OF FIESTA MALL OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                  FIESTA MALL

--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

FIESTA MALL

--------------------------------------------------------------------------------
                     LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                                    Bank of America

 ORIGINAL PRINCIPAL BALANCE:                     $84,000,000

 FIRST PAYMENT DATE:                             February 1, 2005

 TERM/AMORTIZATION:                              120/0 months

 INTEREST ONLY PERIOD:                           120 months

 MATURITY DATE:                                  January 1, 2015

 EXPECTED MATURITY BALANCE:                      $84,000,000

 BORROWING ENTITY:                               Macerich Fiesta Mall LLC

 INTEREST CALCULATION:                           Actual/360
 CALL PROTECTION:                                Lockout/Defeasance:

                                                 114 payments
                                                 Open: 6 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                                  Yes

 ONGOING MONTHLY RESERVES:

   TAX RESERVE:                                  Yes

 LOCKBOX:                                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                           $84,000,000

 SHADOW RATING (MOODY'S/S&P):                    Baa3/AAA

 CUT-OFF DATE LTV:                               59.7%

 MATURITY DATE LTV:                              59.7%

 UNDERWRITTEN DSCR(1):                           2.65x

 MORTGAGE RATE:                                  4.875%
--------------------------------------------------------------------------------

(1)   DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
               PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                                  Retail

 PROPERTY SUB TYPE:                              Regional Mall

 LOCATION:                                       Mesa, AZ

 YEAR BUILT/RENOVATED:                           1979/2000

 NET RENTABLE SQUARE FEET:                       309,092

 CUT-OFF BALANCE PER SF:                         $272

 OCCUPANCY AS OF 04/30/05:                       95.6%

 OWNERSHIP INTEREST:                             Fee

 PROPERTY MANAGEMENT:                            Macerich Westcor
                                                 Management LLC

 U/W NET CASH FLOW:                              $10,984,006

 APPRAISED VALUE:                                $140,600,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                  FIESTA MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                     ANNUALIZED
                                                     MOST RECENT      FULL YEAR
                                    UNDERWRITTEN     (10/31/04)      (12/31/03)
                                    ------------    ------------    ------------
 Effective Gross Income ........    $ 18,147,823    $ 17,959,310    $ 17,523,590
 Total Expenses ................    $  6,699,023    $  6,118,573    $  6,067,584
 Net Operating Income (NOI) ....    $ 11,448,800    $ 11,840,737    $ 11,456,006
 Cash Flow (CF) ................    $ 10,984,006    $ 11,840,737    $ 10,296,026
 DSCR on NOI ...................           2.76x           2.85x           2.76x
 DSCR on CF ....................           2.65x           2.85x           2.48x



-------------------------------------------------------------------------------------------------------------------------
                             TENANT INFORMATION(1)
-------------------------------------------------------------------------------------------------------------------------
                                     RATINGS       TOTAL       % OF                POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                        MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
-----------                       ------------- ----------- ---------- ---------- ----------- ------------- -------------

 Forever 21 ...................   Not Rated        15,146       4.9%   $ 23.00     $348,358         2.9%     04/30/2013
 Abercrombie & Fitch ..........   Not Rated         9,624       3.1    $ 23.00      221,352         1.8      09/30/2006
 Victoria's Secret ............   Baa2/BBB          9,175       3.0    $ 32.00      293,600         2.4      01/31/2011
                                                   ------      ----                --------         ---
 TOTAL ........................                    33,945      11.0%               $863,310         7.1%
-------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursements.



---------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------     -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............         11          24,600          8.0%        24,600            8.0%        $  868,432
 2006 ..............         11          31,077         10.1         55,677           18.0%        $  981,000
 2007 ..............         12          26,689          8.6         82,366           26.6%        $1,014,448
 2008 ..............         12          37,380         12.1        119,746           38.7%        $1,326,983
 2009 ..............         16          27,308          8.8        147,054           47.6%        $1,062,285
 2010 ..............         18          26,396          8.5         173.450          56.1%        $1,632,055
 2011 ..............         12          30,248          9.8        203,698           65.9%        $1,361,600
 2012 ..............          9          20,486          6.6        224,184           72.5%        $  759,363
 2013 ..............          6          23,810          7.7        247,994           80.2%        $  695,359
 2014 ..............         10          20,445          6.6        268,439           86.8%        $1,021,974
 2015 ..............          4          12,626          4.1        281,065           90.9%        $  372,588
 Vacant ............                     28,027          9.1        309,092          100.0%        $1,106,470
                             --          ------        -----
 TOTAL .............        121         309,092        100.0%
---------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                  FIESTA MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The Fiesta Mall Mortgaged Property is approximately 95.6% occupied. The collateral consists of a two-story in-line portion of the mall, which is leased to more than 121 mall shops and food court tenants as well as 23 kiosks. The
Fiesta Mall is anchored by Macy's (205,365 square feet), Dillard's (195,395 square feet), Robinsons-May (154,728 square feet) and Sears (168,068 square feet), which are tenant-owned and not part of the collateral. The three largest tenants of the Fiesta Mall Mortgaged Property, representing 11.0% of the gross leasable area, are:

o   FOREVER 21 (not rated) occupies approximately 15,146 square feet (4.9% of net rentable area) under a 10-year lease expiring on April 30, 2013. Founded in 1984 by owner and CEO Don Chang, Forever 21 operates more than 200 mainly mall-based United States stores, under the Forever 21 brand. Forever 21 offers fashions for women and junior girls. Most of the retailer's apparel is private label and made in Southern California. In 2004, Forever 21 reported $640 million in revenue.

o   ABERCROMBIE & FITCH (NYSE "ANF") (not rated) occupies approximately 9,624 square feet (3.1% of net rentable area) under a 10-year lease expiring on
    September 30, 2006. Abercrombie & Fitch sells men's, women's and children's casual clothes and accessories. It targets teenagers and offers a growing chain of teen stores called Hollister and children's stores called
    Abercrombie. For fiscal year ended January 29, 2005, Abercrombie & Fitch reported revenues of $2.0 billion and net income of $216 million. As of
    January 29, 2005, Abercrombie & Fitch reported total assets of $1.35 billion and stockholder's equity of $669 million.

o   VICTORIA'S SECRET (NYSE "LTD") (rated "Baa2" by Moody's and "BBB" by S&P)
    occupies approximately 9,175 square feet (3.0% of net rentable area) under a
    10-year lease expiring on January 31, 2011. Victoria's Secret is owned by
    Limited Brands, Inc. Limited Brands, Inc. operates more than 3,800 stores under six retail brand names -- Express, The Limited, Victoria's Secret,
    Bath & Body Works, The White Barn Candle Company and Henri Bendel.
    Victoria's Secret operates 1,009 stores selling women's intimate and other apparel and personal care products and accessories. For fiscal year ended
    January 29, 2005, Limited Brands, Inc. reported revenues of $9.4 billion and net income of $705 million and stockholder's equity of $2.3 billion.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                  FIESTA MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Fiesta Mall Mortgage Loan is an $84 million, ten-year fixed rate loan secured by a first mortgage on a regional mall located in Mesa, Maricopa
    County, Arizona. The Fiesta Mall Mortgage Loan is interest-only for the entire loan term and matures on January 1, 2015 at an annual interest rate of 4.875%.

THE BORROWER:

o   The Fiesta Mall Borrower is Macerich Fiesta Mall LLC, a single asset, single-purpose entity, whose sole member is Macerich FM SPE LLC. All entities will be wholly owned affiliates of the Macerich Company, an umbrella real estate investment trust ("REIT") (NYSE "MAC").

o   Based in Santa Monica, California, the Macerich Company is a fully integrated, self-administered, umbrella partnership REIT that acquires, redevelops, leases, manages and owns regional shopping malls and community shopping centers. Built almost entirely through acquisitions and redevelopment since 1964, the company's portfolio consists of 80 malls and community shopping centers throughout the United States, encompassing approximately 61 million square feet. The Macerich Company, currently the fourth largest public mall operator in the United States, owns approximately
    60 regional malls, the majority of which are in California and Arizona.

THE PROPERTY:

o   The Fiesta Mall Mortgaged Property is an enclosed regional mall built in
    1979 and most recently renovated in 2000. The collateral consists of a two-story in-line portion of the mall, which is leased to more than 121 mall shops and food court tenants as well as 23 kiosks. The total net rentable area of 309,092 square feet sits atop 32.8 acres. On-site surface parking in a surrounding asphalt lot contains 2,070 parking spaces. In addition, anchor-owned multi-story concrete parking structures currently contain 3,682 parking spaces. The Fiesta Mall is anchored by Macy's (205,365 square feet),
    Dillard's (195,395 square feet), Robinsons-May (154,728 square feet) and
    Sears (168,068 square feet), which are tenant-owned and not part of the collateral.

PROPERTY MANAGEMENT:

o   Macerich Westcor Management LLC currently manages the Fiesta Mall Mortgaged
    Property. Macerich Westcor, a Fiesta Mall Borrower related entity, was founded in 1964 and manages approximately 18 million square feet in the greater Phoenix area. Its parent company, the Macerich Company, is a fully-integrated, self-administered, umbrella partnership REIT that owns and operates over 76 million square feet of gross leaseable area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                  FIESTA MALL

--------------------------------------------------------------------------------

                  [MAP SHOWING LOCATION OF FIESTA MALL OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 QUEENS ATRIUM

--------------------------------------------------------------------------------

                      [4 PHOTOS OF QUEENS ATRIUM OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 QUEENS ATRIUM

--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

QUEENS ATRIUM

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                                   Bank of America

 ORIGINAL PRINCIPAL BALANCE:                    $76,720,000

 FIRST PAYMENT DATE:                            October 1, 2004

 TERM/AMORTIZATION:                             120/360 months

 INTEREST ONLY PERIOD:                          24 months

 MATURITY DATE:                                 September 1, 2014

 EXPECTED MATURITY BALANCE:                     $68,694,209

 BORROWING ENTITY:                              Celtic Holdings, LLC

 INTEREST CALCULATION:                          Actual/360

 CALL PROTECTION:                               Lockout/Defeasance:
                                                117 payments
                                                Open: 3 payments

 ADDITIONAL FINANCING:                          $43,280,000 in existing
                                                mezzanine indebtedness.

 UP-FRONT RESERVES:

   TAX RESERVE:                                 Yes

   NYC HIGH SCHOOL RESERVE:                     $3,000,000

 ONGOING MONTHLY RESERVES:

   TAX RESERVE:                                 Yes

   REPLACEMENT RESERVE:                         $21,083

   NYU HEADQUARTERS EXCESS                      Springing
      CASH RESERVE(1):

   DEVRY EXCESS CASH                            Springing
      RESERVE(2):

   NYC-DDC EXCESS CASH                          Springing
      RESERVE(3):

 LOCKBOX:                                       Hard
--------------------------------------------------------------------------------

(1)   NYU Headquarters Excess Cash Reserve, which shall not exceed $3,500,000, commences on March 1, 2010 if NYC Construction Authority does not extend the term of the NYC Headquarters Lease on or before February 28, 2010.

(2)   DeVry Excess Cash Reserve, which shall not exceed $2,300,000, commences on April 1, 2012 if DeVry Inc. does not extend the term of the DeVry
      Lease on or before March 31, 2012.

(3)   NYC-DDC Excess Cash Reserve, which shall not exceed $3,200,000, commences on January 1, 2014 if the City of New York does not extend the term of the NYC-DDC Lease on or before December 31, 2013 for a term lasting two years beyond the Maturity Date.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                             $76,720,000

 SHADOW RATING (MOODY'S/S&P):                      Baa3/AAA

 CUT-OFF DATE LTV:                                 51.1%

 MATURITY DATE LTV:                                45.8%

 UNDERWRITTEN DSCR(1):                             2.06x

 MORTGAGE RATE(2):                                 5.778%
--------------------------------------------------------------------------------

(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                 PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                                    Office

 PROPERTY SUB TYPE:                                Central Business
                                                   District

 LOCATION:                                         Long Island City, NY

 YEAR BUILT/RENOVATED:                             1965/2004

 NET RENTABLE SQUARE FEET:                         1,000,189

 CUT-OFF BALANCE PER SF:                           $77

 OCCUPANCY AS OF 03/31/05:                         96.0%

 OWNERSHIP INTEREST:                               Fee

 PROPERTY MANAGEMENT:                              Jeffrey Management
                                                   Corp.

 U/W NET CASH FLOW:                                $ 10,889,752

 APPRAISED VALUE:                                  $150,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 QUEENS ATRIUM

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                               FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------------------------
                                                               FULL YEAR          FULL YEAR          FULL YEAR
                                          UNDERWRITTEN        (12/31/04)         (12/31/03)         (12/31/02)
                                        ----------------   ----------------   ----------------   ----------------

 Effective Gross Income .............     $ 19,150,879       $ 16,374,742       $ 15,611,105       $ 19,487,626
 Total Expenses.. ...................     $  7,117,780       $  6,825,671       $  6,932,343       $  6,698,314
 Net Operating Income (NOI) .........     $ 12,033,099       $  9,549,071       $  8,678,762       $ 12,789,312
 Cash Flow (CF) .....................     $ 10,889,752       $  9,549,071       $  8,678,762       $ 12,789,312
 DSCR on NOI ........................             2.28x              1.81x              1.64x              2.42x
 DSCR on CF .........................             2.06x              1.81x              1.64x              2.42x
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                 TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------------------
                                           RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL       LEASE
TOP TENANTS                              MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF     RENT(2)         RENT      EXPIRATION(3)
-----------                             ------------- ----------- ---------- ---------- ------------- ------------- --------------

 New York City School Construction
  Authority ...........................   Not Rated     480,651       48.1%  $ 17.45     $ 8,388,356       46.9%      09/30/2011
 New York City Department of Design
  and Construction ....................   Not Rated     210,191       21.0   $ 17.64       3,707,769       20.7       01/21/2014
 DeVry School .........................   Not Rated     155,430       15.5   $ 20.25       3,147,458       17.6       04/30/2014
 New York City Department of
  Transportation ......................   Not Rated      49,669        5.0   $ 18.25         906,459        5.1       04/07/2008
                                                        -------       ----               -----------       ----
 TOTAL ................................                 895,941       89.6%              $16,150,042       90.2%
----------------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

(2)   Includes New York City School Authority rooftop Antenna rent.

(3)   New York City School Construction Authority has multiple leases with multiple lease expirations, including February 18, 2019 and April 30,
      2020.



------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------------------------
                          # OF LEASES      EXPIRING        % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION          EXPIRING          SF         TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING(2)
------------------       -------------   ------------   ----------   ------------   ---------------   ------------

 2005 ................        2               6,001          0.6%         6,001            0.6%        $  137,120
 2006 ................        1               2,980          0.3          8,981            0.9%        $   56,907
 2008 ................        2              69,002          6.9         77,983            7.8%        $1,194,038
 2011 ................        1             236,522         23.6        314,505           31.4%        $4,317,956
 2014 ................        3             375,371         37.5        689,876           69.0%        $7,055,102
 2016 ................        1              14,276          1.4        704,152           70.4%        $  171,866
 2019 ................        1             122,320         12.2        826,472           82.6%        $1,860,876
 2020 ................        1             121,809         12.2        948,281           94.8%        $2,209,525
 Management ..........                        1,895          0.2        950,176           95.0%
 Vacant ..............                       50,013          5.0      1,000,189          100.0%        $  893,708
                           --------         -------        -----
 TOTAL ...............        12          1,000,189        100.0%
------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   Includes New York City School Authority rooftop antenna in Year 2020.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 QUEENS ATRIUM

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The four largest tenants, representing 89.6% of the total net rentable square feet, are:

o   NEW YORK CITY SCHOOL CONSTRUCTION AUTHORITY ("NYC SCA") (not rated) occupies a total of 480,651 square feet (48.1% of square feet, 46.9% of income) under three leases with expiration dates ranging from September 30, 2011 to April
    30, 2020 with two 5-year renewal options. The average rental rate per square foot is $17.45. The NYC SCA was established by the New York State
    Legislature in December 1988 to build and manage the design, construction and renovation of capital projects in New York City's more than 1,200 public school buildings, half of which were constructed prior to 1949. Since its inception, the NYC SCA has delivered 164 new schools, additions and mini schools, dozens of major modernizations, athletic fields and playgrounds and hundreds of transportable classroom units.

o   NEW YORK CITY DEPARTMENT OF DESIGN AND CONSTRUCTION ("NYC DDC") (not rated)
    occupies a total of 210,191 square feet (21.0% of square feet, 20.7% of income) under an 18-year lease expiring January 21, 2014. The rental rate per square foot is $17.64. The NYC DDC designs and builds New York City's streets and highways, sewers and water mains, as well as public buildings such as libraries, museums, firehouses and police stations. The NYC DDC was created in October 1995. The NYC DDC assumed responsibility for the many varied construction projects formerly performed by the Departments of
    Transportation, Environmental Protection and General Services.

o   DEVRY SCHOOL (not rated) occupies 155,430 square feet (15.5% of square feet,
    17.6% of income) under a lease expiring on April 30, 2014 with two five-year renewal options. The current rental rate per square foot is $20.25. DeVry is one of the largest publicly held, international, higher education companies in North America. DeVry School through its wholly owned subsidiaries, engages in the ownership and operation of DeVry University, Ross University and Becker Professional Review. DeVry University is a private degree granting higher education system in North America. DeVry University provides
    DeVry undergraduate programs in technology and business. Ross University operates two schools that include Ross University School of Medicine and
    Ross University School of Veterinary Medicine. Becker Professional Review
    prepares candidates for the Certified Public Accountant, Certified
    Management Accountant and Chartered Financial Analyst professional certification examinations. DeVry School offers its services worldwide.
    DeVry School was founded in 1987 and is headquartered in Oakbrook Terrace,
    Illinois.

o   NEW YORK CITY DEPARTMENT OF TRANSPORTATION ("NYC DOT") (not rated) occupies a total of 49,669 square feet (5.0% of square feet, 5.1% of income) under a ten-year lease expiring April 7, 2008 with one five-year renewal option. The current rental rate per square foot is $18.25. The NYC DOT manages New York
    City's transportation infrastructure, including city streets, highways, sidewalks and bridges. The NYC DOT is responsible for installing and maintaining street signs, traffic signals, and street lights, as well as resurfacing streets, repairing street defects, installing and maintaining parking meters, managing municipal parking facilities, and operating the
    Staten Island Ferry.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 QUEENS ATRIUM

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Queens Atrium Mortgage Loan is a $76.72 million, ten-year loan secured by a first mortgage on two office buildings located in Long Island City,
    Queens County, New York. The Queens Atrium Mortgage Loan is interest-only for the first 24 months and matures on September 1, 2014 at an annual interest rate, rounded to three decimal places, of 5.910%.

THE BORROWER:

o   The Queens Atrium Borrower is Celtic Holdings, LLC, a New York limited liability company and single purpose, bankruptcy remote entity with at least two independent directors for which a non-consolidation opinion has been provided by the Queens Atrium Borrower's counsel. The Sole Managing Member of the Queens Atrium Borrower (with 0.1% equity interest) is Queens Celtic
    Manager Corp., a New York corporation. Queens Celtic Manager Corp is 100%
    owned by Celtic Mezz LLC, a New York limited liability company, which also holds a 99.9% equity interest in the Queens Atrium Borrower.

o   Ownership interest in Celtic Mezz LLC is held by Longview Manager Corp.
    (0.1%) and Long Island City-LV LLC (98.8%). The remaining 1.10% equity interest is held by four limited liability corporations (1.089%) and Celtic
    Mezz Manager Corp. (.011%).

o   The loan borrower sponsors are Jeffrey Feil, Lloyd Goldman and Ramius
    Capital Group, LLC. Jeffrey Feil is the Chief Executive Officer of the Feil
    Organization, an established privately held full service real estate company located in New York City for 50 years. The Feil Organization owns, develops and manages 20 million square feet of retail, commercial and industrial properties, 5,000 residential rental units, as well as hundreds of net leased properties totaling 4.5 million square feet and thousands of acres of undeveloped land across the country. Ramius Capital Group, LLC is an investment management firm that has provided discretionary investment management and merchant banking services to U.S. and international insitutions and private investors. Ramius Capital currently manages approximately $7.5 billion of assets.

THE PROPERTY:

o   The Queens Atrium Mortgaged Property consists of a fee simple interest in two office buildings containing a total of 1,000,189 net rentable square feet and situated on 5.5 acres.

o   The Queens Atrium Borrower is generally required at its sole cost and expense to keep the Queens Atrium Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o   Jeffery Management Corp, a subsidiary of the Feil Organization, is responsible for the direct management and operation of the Queens Atrium
    Mortgaged Property. The Feil Organization owns, develops and manages over 20 million square feet of retail, commercial and industrial properties, over
    5,000 residential rental units, as well as hundreds of net leased properties and thousands of acres of undeveloped land across the country.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   An interest in the Queens Atrium Borrower serves as collateral for a secured mezzanine loan of $43,280,000. The mezzanine loan is coterminous with the
    Queens Atrium Mortgage Loan with an initial two-year interest only period with amortization commencing on October 1, 2006 under a 30-year amortization schedule. The loan-to-value ratio on a combined senior and mezzanine loan basis is 80% and the combined underwritten debt service coverage ratio is
    1.21x.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.

AMORTIZATION SCHEDULE:

o   The amortization schedule for the Queens Atrium Mortgage Loan is set forth in Annex F to the prospectus supplement.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 QUEENS ATRIUM

--------------------------------------------------------------------------------

                [MAP SHOWING LOCATION OF QUEENS ATRIUM OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

--------------------------------------------------------------------------------

                      [4 PHOTOS OF FRI PORTFOLIO OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

FRI PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                                       Bear Stearns

 ORIGINAL PRINCIPAL BALANCE:                        $70,000,000

 FIRST PAYMENT DATE:                                June 1, 2005

 TERM/AMORTIZATION:                                 60/0 months

 INTEREST ONLY PERIOD:                              60 months

 MATURITY DATE:                                     May 1, 2010

 EXPECTED MATURITY BALANCE:                         $  70,000,000

 BORROWING ENTITY:                                  2000 PBL Venture, Ltd.

 INTEREST CALCULATION:                              Actual/360

 ADDITIONAL FINANCING:                              $10,000,000 in mezzanine
                                                    indebtedness.

 CALL PROTECTION:                                   Lockout/Defeasance:
                                                    59 payments
                                                    Open: 1 payment

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:                           Yes

   REPLACEMENT RESERVE:                             $12,124

   TI/LC RESERVE:                                   $16,667

   OTHER RESERVE(1):                                $281,080

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:                           Yes

   REPLACEMENT RESERVE:                             $12,124/month

   TI/LC RESERVE:                                   $16,667/month

 LOCKBOX:                                           Hard
--------------------------------------------------------------------------------

(1)   Other reserve escrow represents 22 months of rental income from a cooling tower lease. The reserve will be released monthly to the borrower in the amount of $12,776.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                              $70,000,000

 CUT-OFF DATE LTV:                                  73.7%

 MATURITY DATE LTV:                                 73.7%

 UNDERWRITTEN DSCR(1):                              1.57x

 MORTGAGE RATE(2):                                  5.657%
--------------------------------------------------------------------------------

(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                                     Office

 PROPERTY SUB TYPE:                                 Various

 LOCATION:
   AMSOUTH TOWER:                                   Nashville, TN
   CONCOURSE TOWERS:                                West Palm Beach, FL

 YEAR BUILT/RENOVATED:
   AMSOUTH TOWER:                                   1973/2004
   CONCOURSE TOWERS:                                1979/2004

 NET RENTABLE SQUARE FEET:                          727,410

 CUT-OFF BALANCE PER SF:                            $96

 OCCUPANCY AS OF 03/01/05:
   AMSOUTH TOWER:                                   93.0%
   CONCOURSE TOWERS:                                83.7%

 OWNERSHIP INTEREST:                                Fee

 PROPERTY MANAGEMENT:                               Saber Management, Inc.

 U/W NET CASH FLOW:                                 $6,293,588

 APPRAISED VALUE:                                   $95,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                            FINANCIAL INFORMATION
-------------------------------------------------------------------------------------------------------------------
                                                                FULL YEAR          FULL YEAR          FULL YEAR
                                           UNDERWRITTEN        (12/31/04)         (12/31/03)         (12/31/02)
                                         ----------------   ----------------   ----------------   ----------------

 Effective Gross Income. .............     $ 13,635,120       $ 12,423,098       $ 12,758,045       $ 13,390,272
 Total Expenses ......................     $  6,933,252       $  6,409,036       $  6,727,724       $  6,561,529
 Net Operating Income (NOI). .........     $  6,701,868       $  6,014,062       $  6,030,322       $  6,828,743
 Cash Flow (CF) ......................     $  6,293,588       $  6,014,062       $  6,030,322       $  6,828,743
 DSCR on NOI .........................             1.67x              1.50x              1.50x              1.70x
 DSCR on CF. .........................             1.57x              1.50x              1.50x              1.70x
-------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
                                          TENANT INFORMATION -- AMSOUTH TOWER(1)
-------------------------------------------------------------------------------------------------------------------------
                                    RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                       MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-----------                      ------------- ----------- ---------- ---------- ------------- ------------- -----------

 AmSouth .......................     A2/A-       270,649       45.8%   $  8.21    $2,221,122        25.4%    07/01/2013
 Bass, Berry & Sims(2) .........   Not Rated     122,509       20.7    $ 20.25     2,480,807        28.3     01/31/2010
 Harwell Howard Hyne ...........   Not Rated      35,925        6.1    $ 20.61       740,414         8.5     04/30/2012
                                                 -------       ----               ----------        ----
 TOTAL .........................                 429,083       72.6%              $5,442,343        62.2%
-------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent, and % Potential
      Rent include base rent only and exclude common area maintenance expenses and reimbursements. The numbers above do not include any square feet or rent from any temporary units that these tenants may occupy.

(2)   For the Bass, Berry and Sims space, $38,232 of the potential rent commences on May 1, 2006.



------------------------------------------------------------------------------------------------------------------------------
                                             TENANT INFORMATION -- CONCOURSE TOWERS(1)
------------------------------------------------------------------------------------------------------------------------------
                                          RATINGS       TOTAL       % OF                POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                             MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
-------------------------------------- ------------- ----------- ---------- ---------- ----------- ------------- -------------

 IKON Office Solutions(2) ............     Ba2/BB       14,080       10.3%  $ 12.65     $178,112         9.7%     09/30/2008
 Colonial Bank .......................    NR/BBB-       11,485        8.4   $ 16.35      187,728        10.3      12/31/2008
 Media Financial Services, Inc. ......   Not Rated       7,040        5.2   $ 14.04       98,842         5.4      09/30/2011
                                                        ------       ----               --------        ----
 TOTAL ...............................                  32,605       23.9%              $464,682        25.4%
------------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent, and % Potential
      Rent include base rent only and exclude common area maintenance expenses and reimbursements. The numbers above do not include any square feet or rent from any temporary units that these tenants may occupy.

(2)   7,040 square feet of the IKON Office Solutions leased space rolls in
      October 2005.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SHEET -- AMSOUTH TOWER(1)
-----------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------     -------------   ----------   ----------   ------------   ---------------   -------------

 MTM ...............          4           3,072          0.5%         3,072            0.5%        $   54,678
 2005. .............          9          19,183          3.2         22,255            3.8%        $  563,594
 2006. .............          5          17,859          3.0         40,114            6.8%        $  374,213
 2007. .............          9          20,582          3.5         60,696           10.3%        $  412,422
 2008. .............          5           9,814          1.7         70,510           11.9%        $  186,645
 2009. .............          3           5,874          1.0         76,384           12.9%        $  111,340
 2010. .............          4         122,509         20.7        198,893           33.6%        $2,484,600
 2012. .............          1          35,925          6.1        234,818           39.7%        $  740,414
 2013. .............          1         270,649         45.8        505,467           85.5%        $2,221,122
 2015. .............          1          26,683          4.5        532,150           90.0%        $  516,516
 2016. .............          1          17,407          2.9        549,557           93.0%        $  318,243
 Vacant ............                     41,632          7.0        591,189          100.0%        $  770,192
                             --         -------        -----
 TOTAL .............         43         591,189        100.0%
-----------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   For the purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.



------------------------------------------------------------------------------------------------------------
                                LEASE ROLLOVER SHEET -- CONCOURSE TOWERS(1)
------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE      BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   ----------

 2005. .............          6          17,785         13.1%        17,785           13.1%        $228,531
 2006. .............          3           5,179          3.8         22,964           16.9%        $ 67,793
 2007. .............          6          15,607         11.5         38,571           28.3%        $254,836
 2008. .............         12          44,226         32.5         82,797           60.8%        $610,648
 2009. .............          4          16,689         12.3         99,486           73.0%        $205,707
 2010. .............          2           8,378          6.2        107,864           79.2%        $ 97,480
 2011. .............          1           7,040          5.2        114,904           84.4%        $ 98,842
 2012. .............          1           2,189          1.6        117,093           86.0%        $ 26,268
 Vacant ............                     19,128         14.0        136,221          100.0%        $239,100
                             --          ------        -----
 TOTAL .............         35         136,221        100.0%
-------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   For the purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The FRI Portfolio Mortgaged Property is comprised of two office properties totaling approximately 727,410 square feet. AmSouth Tower is currently 93.0%
occupied by over 30 tenants and Concourse Towers is currently 83.7% occupied by over 30 tenants. Approximately 48% of the net rentable area of AmSouth Tower is leased to investment grade rated tenants or their affiliates. The three largest tenants, representing approximately 72.6% of the total net rentable square feet of AmSouth Tower, are:

AMSOUTH TOWER

o   AMSOUTH (NYSE "ASO") (rated "A2" by Moody's and "A-" by S&P) occupies
    270,649 square feet (45.8% of net rentable area) under a lease expiring in
    July 2013. AmSouth Bancorporation ("AmSouth") is a regional bank holding company which was organized in 1970. AmSouth offers a range of bank and bank-related services through its subsidiaries. Its principal subsidiary,
    AmSouth Bank, offers consumer and commercial banking and trust services to businesses and individuals through approximately 600 branch banking offices located in Alabama, Florida, Tennessee, Mississippi, Louisiana and Georgia.
    As of December 31, 2004, AmSouth Bank had total consolidated assets of $49.5 billion, total consolidated deposits of $34.2 billion and total consolidated equity capital of $3.6 billion.

o   BASS, BERRY & SIMS (not rated) occupies 122,509 square feet (20.7% of net rentable area) under a lease expiring in January 2010. Bass, Berry & Sims was formed in 1922 and has approximately 180 attorneys in four offices:
    Nashville (Downtown and Music Row), Knoxville and Memphis. The Nashville
    downtown office is the largest, with 133 attorneys. Bass, Berry & Sims clients range from Fortune 500 companies to regional and local businesses, as well as individuals. Their practice areas cover corporate legal services, intellectual property and technology, labor and employment, real estate, litigation, tax and healthcare.

o   HARWELL HOWARD HYNE (not rated) occupies 35,925 square feet (6.1% of net rentable area) under a lease expiring in April 2012. Harwell Howard Hyne
    Gabbert & Manner, P.C. ("H3GM") focuses on providing legal advice and assistance in transactions. There are 29 attorneys in the H3GM Nashville office, which is their only location. H3GM clients include Central Parking
    Corporation, Nashville Public Radio, BioMimetic Pharmaceuticals and Finova.

The three largest tenants, representing approximately 23.9% of the total net rentable square feet of Concourse Towers, are:

CONCOURSE TOWERS

o   IKON OFFICE SOLUTIONS ("IKON") (NYSE "IKN") (rated "Ba2" by Moody's and "BB"
    by S&P) occupies 14,080 square feet (10.3% of net rentable area) under two separate leases expiring in 2005 and 2008. IKON integrates imaging systems and services to help businesses manage document workflow. IKON offers systems from manufacturers such as Canon, Ricoh and Hewlett Packard and service support through its team of 7,000 service professionals worldwide.
    With fiscal 2004 revenues of $4.65 billion, IKON has approximately 500 locations throughout North America and Western Europe and approximately
    16,600 employees.

o   COLONIAL BANK (NYSE "NB") (not rated by Moody's and rated "BBB-" by S&P)
    occupies 11,485 square feet (8.4% of net rentable area) under a lease expiring in December 2008. The Colonial BancGroup, Inc. ("Colonial") is a
    $19.9 billion bank holding company headquartered in Montgomery, Alabama, with 310 full-service offices in Alabama, Florida, Georgia, Nevada,
    Tennessee and Texas. Colonial Bank, a subsidiary of Colonial, has assets that have grown from $166 million in 1981 to more than $19 billion as of year end 2004. In that same period, more than 60 community banks have been acquired and merged into Colonial Bank.

o   MEDIA FINANCIAL SERVICES, INC. (not rated) occupies 7,040 square feet (5.2%
    of net rentable area) under a lease expiring in September 2011. Media
    Financial Services, Inc. provides accounting, billing and financial services to the radio industry.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The FRI Portfolio Mortgage Loan is a $70 million, five-year fixed rate loan secured by a first mortgage on two office properties: the AmSouth Tower in
    Nashville, Tennessee and the Concourse Towers in West Palm Beach, Florida,
    with a combined total of approximately 727,410 square feet. The FRI
    Portfolio Mortgage Loan is interest-only for the entire loan term and matures on May 1, 2010 and has an interest rate, rounded to three decimal places, of 5.657%.

THE BORROWER:

o   The FRI Portfolio Borrower, 2000 PBL Venture, Ltd., a Florida limited partnership, is a single purpose entity with one independent director. A non-consolidation opinion was delivered at origination. The FRI Portfolio
    Borrower principals are Michael McCloskey and Jonathan Cameron-Hayes, who
    are the CEO and President, respectively, of Florida Realty Investments
    ("FRI"). FRI is a real estate organization with an emphasis on mid-sized markets in the Southeastern United States and currently maintains a portfolio of five properties encompassing over 2.0 million square feet.

THE PROPERTIES:

o   The FRI Portfolio Mortgaged Property consists of two cross-collateralized, cross-defaulted office properties: the AmSouth Tower property located in
    Nashville, Tennessee and the Concourse Towers property located in West Palm
    Beach, Florida.

o   AmSouth Tower is a 28-story, Class A office tower with an adjoining bank annex in the heart of Nashville's central business district. The AmSouth
    Tower is located directly across from the Davidson County Court House, a few blocks from the Tennessee State Capitol, the Municipal Auditorium, the
    Tennessee Performing Arts Center and the Nashville Convention Center.
    AmSouth Tower was built in 1973 and most recently renovated in 2004. Capital investments totaling approximately $17.4 million were reportedly made over the past 7 years of which $7.75 million was contributed by the principals of the FRI Portfolio Borrower. As of March 1, 2005, the AmSouth Tower was
    approximately 93.0% leased by over 30 tenants.

o   Concourse Towers consists of two, 10-story, Class B+ office buildings located northwest of the West Palm Beach Central Business District and west of exit 71 on I-95. The buildings are situated on Palm Beach Lakes
    Boulevard, which is a six-lane thoroughfare that runs adjacent to I-95.
    Concourse Towers was built in 1979 and most recently renovated in 2004.
    Capital investments totaling approximately $5.2 million were made over the past five years. In September 2004, Concourse Towers suffered damage from
    Hurricanes Francis and Jeanne. Most major repairs to the properties have been completed and no tenants vacated the properties as a result of the damage. As of March 1, 2005, Concourse Towers was approximately 83.7% leased by over 30 tenants.

PROPERTY MANAGEMENT:

o   The FRI Portfolio Mortgaged Property is managed by Saber Management, Inc., an affiliate of the FRI Portfolio Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   The direct and indirect ownership interests in the FRI Portfolio Borrower have been pledged to secure a senior mezzanine loan and a junior mezzanine loan in the aggregate amount of $10,000,000. The relationship among the FRI
    Portfolio Loan, the senior mezzanine loan and the junior mezzanine loan is governed by an intercreditor agreement. The junior mezzanine loan is subordinate to the senior mezzanine loan and the senior mezzanine loan is subordinate to the FRI Portfolio Loan. The senior mezzanine loan and the junior mezzanine loan have the same scheduled maturity date as that of the
    FRI Portfolio Loan. Each of the senior mezzanine borrower and junior mezzanine borrower have certain cure and purchase rights during an event of default as set forth in the intercreditor agreement.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

--------------------------------------------------------------------------------

                [MAP SHOWING LOCATION OF FRI PORTFOLIO OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

--------------------------------------------------------------------------------

                     [PHOTO OF ONE AND TWO BRITTANY OMITTED]

                       [PHOTO OF EDGEWATER PLAZA OMITTED]

                      [PHOTO OF 123 TICE BOULEVARD OMITTED]

                         [PHOTO OF EPIC CENTER OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

IPC NEW YORK/WICHITA PORTFOLIO(1)

--------------------------------------------------------------------------------
                      LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                                        Barclays

 ORIGINAL PRINCIPAL BALANCE:                         $51,834,508

 FIRST PAYMENT DATE:                                 July 1, 2005

 TERM/AMORTIZATION:                                  120/360 months

 INTEREST ONLY PERIOD:                               36 months

 MATURITY DATE:                                      June 1, 2015

 EXPECTED MATURITY BALANCE:                          $46,134,696

 IPC NEW YORK PORTFOLIO                              IPC New York Properties,
  BORROWING ENTITY:                                  LLC

 IPC WICHITA PORTFOLIO                               IPC Wichita Properties,
  BORROWING ENTITY:                                  LLC

 INTEREST CALCULATION:                               Actual/360

 CALL PROTECTION:                                    Lockout/Defeasance:
                                                     116 payments
                                                     Open: 4 payments

 UP-FRONT RESERVES:
   TAX RESERVE:                                      Yes
   TI/LC RESERVE(2):                                 $250,000

 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:                            Yes
   REPLACEMENT RESERVE(3):                           $12,888
   TI/LC RESERVE(4):                                 $80,549
   MAJOR LEASE ROLLOVER                              See Footnote
      RESERVE(5):

LOCKBOX:                                             Hard
--------------------------------------------------------------------------------

(1)   The IPC New York/Wichita Portfolio Loan consists of two
      cross-collateralized and cross-defaulted loans, referred to as the IPC
      New York Portfolio Loan (which has an original principal balance of
      $36,102,148) and the IPC Wichita Portfolio Loan (which has an original principal balance of $15,732,360). Unless otherwise specified, information set forth in these tables is presented on an aggregate portfolio-basis.

(2)   The initial deposit to the TI/LC reserve is for the IPC Wichita Portfolio
      Loan.

(3)   The monthly deposit into the Replacement Reserve is $6,173 for the IPC
      New York Portfolio Loan and $6,714 for the IPC Wichita Portfolio Loan.
      The Replacement Reserve is capped at $222,241 for the IPC New York
      Portfolio Loan and $241,721 for the IPC Wichita Portfolio Loan.

(4)   The ongoing monthly TI/LC deposit is $38,583 for the IPC New York
      Portfolio Loan and $41,966 for the IPC Wichita Portfolio Loan.

(5)   On each payment date following a Cash Trap Trigger Event, each borrower is required to deposit all excess cash flow from the applicable properties into the related reserve account until the following amounts are accumulated: (a) $20 per square foot for those tenants under Major
      Leases in the IPC New York Portfolio properties and (b) $15 per square foot for tenants under Major Leases in the IPC Wichita Portfolio properties. A "Cash Trap Trigger Event" occurs 12 months prior to the lease expiration of a tenant under a Major Lease. A "Major Lease" is defined as the lease related to a tenant who occupies at least 20,000 square feet at the specified property.

--------------------------------------------------------------------------------
         FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                                $51,834,508

 CUT-OFF DATE LTV:                                    62.8%

 MATURITY DATE LTV:                                   55.9%

 UNDERWRITTEN DSCR:                                   1.39x

 MORTGAGE RATE:                                       5.177%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                PORTFOLIO PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                                       Office

 PROPERTY SUB TYPE:                                   See Property Information

 LOCATION:                                            See Property Information

 YEAR BUILT/RENOVATED:                                See Property Information

 NET RENTABLE SQUARE FEET:                            773,270

 CUT-OFF BALANCE PER SF:                              $67

 OCCUPANCY AS OF 05/01/05(1):                         83.8%

 OWNERSHIP INTEREST:                                  Fee

 PROPERTY MANAGEMENT:                                 IPC Real Estate
                                                      Management LLC

 U/W NET CASH FLOW:                                   $ 4,734,763

 APPRAISED VALUE:                                     $82,500,000
--------------------------------------------------------------------------------

(1)   Occupancy as of May 1, 2005 with respect to the IPC Wichita Portfolio properties and Edgewater Plaza and as of July 1, 2005 with respect to the
      123 Tice Boulevard property. See "Additional Information" for further information regarding the 123 Tice Boulevard property.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                          PROPERTY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR BUILT/   ALLOCATED CUT-OFF    NET RENTABLE     APPRAISED
PROPERTY NAME                      CITY        STATE    RENOVATED      DATE BALANCE        SQUARE FEET       VALUE      OCCUPANCY(1)
---------------------------- ---------------- ------- -------------  -----------------    ------------- -------------- -------------

 Edgewater Plaza ...........   Staten Island     NY    1919/1994        $19,826,250        251,496       $31,100,000        94.9%
 123 Tice Boulevard ........  Woodcliff Lake     NJ     1987/N/A         16,275,898        118,905        25,400,000       100.0
 Epic Center ...............      Wichita        KS     1987/N/A         15,732,360        287,640        20,000,000        78.3
 One and Two Brittany ......      Wichita        KS     1985/N/A                           115,229         6,000,000        56.4
 TOTAL / WTD. AVG. .........                                            -----------        -------       -----------       -----
                                                                        $51,834,508        773,270       $82,500,000        83.8%
------------------------------------------------------------------------------------------------------------------------------------


(1)   Occupancy as of May 1, 2005 with respect to the IPC Wichita Portfolio properties and Edgewater Plaza and as of July 1, 2005 with respect to the
      123 Tice Boulevard property. See "Additional Information" for further information regarding the 123 Tice Boulevard property.



-----------------------------------------------------------------------------------------------------------------
                                         PORTFOLIO FINANCIAL INFORMATION(1)
-----------------------------------------------------------------------------------------------------------------
                                                               FULL YEAR          FULL YEAR          FULL YEAR
                                          UNDERWRITTEN        (12/31/04)         (12/31/03)         (12/31/02)
                                        ----------------   ----------------   ----------------   ----------------

 Effective Gross Income .............     $ 11,839,186       $ 13,013,714       $ 13,047,339       $ 12,765,317
 Total Expenses .....................     $  6,106,955       $  5,984,228       $  6,018,286       $  5,379,412
 Net Operating Income (NOI) .........     $  5,732,232       $  7,029,486       $  7,029,053       $  7,385,905
 Cash Flow (CF) .....................     $  4,734,763       $  7,029,486       $  7,029,053       $  7,385,905
 DSCR on NOI ........................             1.68x              2.06x              2.06x              2.17x
 DSCR on CF. ........................             1.39x              2.06x              2.06x              2.17x
-----------------------------------------------------------------------------------------------------------------


(1)   Cash flow from One and Two Brittany not included in the Underwritten column but presented in historical financials.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                           EDGEWATER PLAZA -- TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------
                                          RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                             MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-----------                            ------------- ----------- ---------- ---------- ------------- ------------- -----------

 Staten Island University
  Hospital(2) ........................   Not Rated      82,388       32.2%  $ 15.64     $1,288,758        27.6%    12/31/2006
 ACS State & Local Solutions,
  Inc.(3) ............................   Not Rated      49,023       19.2   $ 21.69      1,063,376        22.8     02/28/2007
 NY City Board of Elections(4) .......      A1/A        43,834       17.1   $ 17.05        747,428        16.0     08/31/2011
                                                        ------       ----               ----------        ----
 TOTAL ...............................                 175,245       68.5%              $3,099,561        66.3%
------------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.

(2)   Staten Island University Hospital occupies 49,145 square feet that expires on December 31, 2006, 25,113 square feet that expires on July 31,
      2007 and 8,130 square feet that expires on January 31, 2008.

(3)   ACS State & Local Solutions, Inc. occupies 48,031 square feet that expires on February 28, 2007 and 992 square feet that is on a month-to-month lease.

(4)   NY City Board of Elections occupies 24,089 square feet that expires on
      August 31, 2011 and 19,745 square feet that expires on July 31, 2012.



------------------------------------------------------------------------------------------------------------------------
                                       123 TICE BOULEVARD -- TENANT INFORMATION(1)(2)
------------------------------------------------------------------------------------------------------------------------
                                    RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                       MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 IPC (US) Inc. .................   Not Rated      87,237       73.4%  $ 24.08     $2,100,667        74.7%    07/31/2010
 Sony Electronics, Inc .........      A1/A        31,668       26.6   $ 22.42        709,863        25.3     11/30/2010
                                                  ------      -----               ----------       -----
 TOTAL .........................                 118,905      100.0%              $2,810,530       100.0%
------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.

(2)   IPC (US), Inc. master leases 87,237 SF at the property. See "Additional
      Information" for further information.



------------------------------------------------------------------------------------------------------------------------
                                           EPIC CENTER -- TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------
                                       RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                          MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
----------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 General Services
  Administration(2) ...............    Aaa/AAA       51,952       18.1%  $ 14.77     $  767,522        18.0%    1/31/2012
 Hinkle, Elkouri, LLC(3) ..........   Not Rated      33,127       11.5   $ 14.76        489,111        11.5     7/30/2006
 Chesapeake Energy Corporation.....    Ba3/BB--      27,172        9.4   $ 16.08        436,926        10.3     7/30/2006
                                                     ------       ----               ----------        ----
 TOTAL ............................                 112,251       39.0%              $1,693,558        39.8%
------------------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.

(2)   General Services Administration occupies 3,708 square feet that expires on December 30, 2005, 14,705 square feet that expires on April 30, 2010 and 27,683 square feet that expires on January 30, 2012.

(3)   Hinkle, Eikouri, LLC occupies 26,976 square feet that expires on July 30,
      2006 and 6,151 square feet that expires on June 30, 2017.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                 EDGEWATER PLAZA -- LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          3           6,595          2.6%         6,595            2.6%        $  120,081
 2006 ..............         15          62,948         24.6         69,543           27.2%        $1,000,330
 2007 ..............          8          78,833         30.8        148,376           58.0%        $1,492,980
 2008 ..............          2           8,130          3.2        156,506           61.2%        $  150,405
 2009 ..............          2           2,358          0.9        158,864           62.1%        $   49,518
 2010 ..............          3          32,041         12.5        190,905           74.6%        $  727,851
 2011 ..............          2          24,089          9.4        214,994           84.0%        $  288,554
 2012 ..............          1          19,745          7.7        234,739           91.8%        $  458,874
 MTM ...............          4           3,860          1.5        238,599           93.3%        $   68,625
 Vacant ............                     17,243          6.7        255,842          100.0%        $  314,886
                             --          ------        -----
 TOTAL .............         40         255,842        100.0%
---------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.



---------------------------------------------------------------------------------------------------------------
                               123 TICE BOULEVARD -- LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2010 ..............   3               118,905         100.0%    118,905        100.0%            $2,810,530
                       -------------   -------         -----
 TOTAL .............   3               118,905         100.0%
---------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll. See "Additional
      Information" for further information regarding this property.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.



---------------------------------------------------------------------------------------------------------------
                                   EPIC CENTER -- LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          1           3,708          1.3%         3,708            1.3%        $   50,058
 2006 ..............          8          72,443         25.2         76,151           26.5%        $1,114,931
 2007 ..............          9          64,005         22.3        140,156           48.7%        $1,009,700
 2008 ..............          2           2,491          0.9        142,647           49.6%        $   30,945
 2009 ..............          2          12,232          4.3        154,879           53.8%        $  167,492
 2010 ..............          6          17,273          6.0        172,152           59.8%        $  221,303
 2012 ..............          2          27,683          9.6        199,835           69.5%        $  443,679
 2015 ..............          3          23,170          8.1        223,005           77.5%        $  255,181
 2017 ..............          1           6,151          2.1        229,156           79.7%        $   90,818
 MTM ...............          2             779          0.3        229,935           79.9%        $   16,359
 Vacant ............                     57,705         20.1        287,640          100.0%        $  853,388
                             --          ------        -----
 TOTAL .............         36         287,640        100.0%
---------------------------------------------------------------------------------------------------------------


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The subject properties are 83.8% leased by 64 office tenants at an average lease rate of $17.14 per square foot. The six largest tenants, representing 45.3% of the total net rentable area, are:

o   IPC (US), INC. (not rated) master leases 87,237 square feet (11.3% of portfolio net rentable area) at 123 Tice Boulevard. IPC is a publicly-traded
    REIT (on the Canadian Stock Exchange). As of December 31, 2004, IPC's
    subsidiaries owned and operated a portfolio of 33 office properties and six retail properties containing 9.1 million square feet with over 500 tenants.
    The mortgaged properties are located in Pennsylvania, Kentucky, Kansas, New
    York, Ohio, New Hampshire, New Jersey, Louisiana and Florida. At year-end
    2004, IPC (US), Inc. had assets of $1.02 billion, liabilities of $742.5 million and a net worth of $228.3 million. The master lease will terminate upon the earlier to occur of (a) the reletting of space demised under the master lease to third party tenants under leases having rental terms such that the cash flow available for debt service derived from 123 Tice
    Boulevard equals or exceeds $1,450,000 per annum and 123 Tice Boulevard has a 85% occupancy and (b) 123 Tice Boulevard is released from the lien of the related mortgage pursuant to a partial defeasance.

o   STATEN ISLAND UNIVERSITY HOSPITAL (not rated) occupies 82,388 square feet
    (10.6% of portfolio net rentable area) at Edgewater Plaza. Staten Island
    University Hospital is a 785-bed, tertiary care, teaching healthcare system located in Staten Island. Founded in 1861, Staten Island University Hospital
    has numerous academic and clinical affiliations and accreditations, including the Joint Commission on Accreditation of Healthcare Organizations
    ("JCAHO") accreditation.

o   GENERAL SERVICES ADMINISTRATION (rated "Aaa" by Moody's and "AAA" by S&P)
    occupies a total of 56,696 square feet (7.3% of portfolio net rentable area)
    at Edgewater Plaza and Epic Center. The Federal Bureau of Investigation
    occupies 4,744 square feet at Edgewater Plaza and the following tenants occupy space at Epic Center: Secret Service (14,705 square feet), Federal
    Bureau of Investigation (3,708 square feet), U.S. Trustees (5,856 square feet), Federal Public Defender (6,513 SF) and U.S. Attorney (21,170 square feet).

o   ACS STATE & LOCAL SOLUTIONS, INC. ("ACS") (not rated) occupies 49,023 square feet (6.3% of portfolio net rentable area) at Edgewater Plaza. Founded in
    1988, ACS provides technology based services to state and local government clients with a focus on transaction processing, program management and systems integration services. ACS, headquartered in Dallas, Texas, supports operations in approximately 100 countries achieving nearly $5 billion in annual revenues for 2004.

o   NEW YORK CITY BOARD OF ELECTIONS (rated "A1" by Moody's and "A" by S&P)
    occupies 43,834 square feet (5.6% of portfolio net rentable area) at
    Edgewater Plaza. The New York City Board of Elections is an administrative body of ten commissioners (two from each of the five boroughs) that are recommended by both political parties and then appointed by the City Council for a term of four years. The board's responsibilities include voting registration, voting records, voter education and certification of the vote.
    The NYC Board of Elections is a local government entity for the City of New
    York.

o   HINKLE, ELKOURI, LLC (not rated) occupies 33,127 square feet (4.3% of portfolio net rentable area) at Epic Center. Hinkle Elkouri, LLC is a local
    Wichita law firm that was formed in 1981. Hinkle handles estate planning, tax issues as well as business-based planning, transaction and litigation practice and has over 80 employees including 30 attorneys. The related mortgaged property serves as a regional office for the firm.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The IPC New York/Wichita Portfolio Loan consists of two cross-collateralized and cross-defaulted loans, referred to as the IPC New York Portfolio Loan
    (which has an original principal balance of $36,102,148) and the IPC Wichita
    Portfolio Loan (which has an original principal balance of $15,732,360).

o   The IPC New York/Wichita Portfolio Loan is secured by a first mortgage on four office buildings located in Wichita, Kansas (two properties), Staten
    Island, New York (one property) and Woodcliff Lake, New Jersey (one property).

THE BORROWERS:

o   The borrowers, IPC New York Properties, LLC and IPC Wichita Properties, LLC,
    each a Delaware limited liability company, are newly formed single-purpose, bankruptcy remote entities. Each borrower is managed by a board of managers, which includes two independent managers. At origination, a non-consolidation opinion was delivered with respect to the applicable borrower and its sole member. The sole member of each borrower, IPC LP/WP Holdings, LLC, a
    Delaware limited liability company, is a newly formed single purpose limited liability company.

o   The sponsor of the borrowers is IPC (US), Inc., a Delaware corporation, which indirectly owns and controls a portfolio of 26 office and six retail properties throughout the United States containing 7.56 million square feet with over 500 tenants. The sponsor is liable under an indemnity and guaranty agreement for losses and damages arising from certain "bad acts" and for the full amount of the loan due to certain other springing recourse events until the first anniversary date of the closing date and thereafter up to 10% of the outstanding principal balance of the loan.

o   The IPC New York/Wichita Portfolio Borrowers are affiliated with the borrower under the IPC Louisville Portfolio Loan.

o   In addition, IPC Realty, LLC (which is an indirect subsidiary of the sponsor and an indirect parent of IPC New York Properties, LLC and IPC Wichita
    Properties, LLC), has entered into a revolving credit facility with two affiliate borrowers and a group of syndicated lenders. Under this credit facility, IPC Realty, LLC and the two affiliate borrowers are entitled to borrow up to $200,000,000 from the lenders, which debt is secured by ownership interests in IPC New York Properties, LLC, IPC Wichita Properties,
    LLC and other entities that own commercial real estate.

THE PROPERTIES:

o   The IPC New York/Wichita Portfolio Loan is secured by a first mortgage on four office buildings located in Wichita, Kansas (two properties), Staten
    Island, New York (one property), and Woodcliff Lake, New Jersey (one property). The four office buildings are part of a larger 3,500,000 square foot portfolio that was purchased by IPC (US), Inc. in May of 1998.

o   Edgewater Plaza is a 251,496 square foot Class B office building located in the borough of Staten Island in New York, New York situated along the waterfront facing the Bay Ridge area of Brooklyn. The seven-story office building is located on a 7.41 acre waterfront parcel and was constructed in
    1919 and renovated extensively in 1982 and 1994. The property contains 441 parking spaces and, as of May 1, 2005, was 94.9% occupied.

o   123 Tice Boulevard is a 118,905 square foot Class A office building located in Woodcliff Lake, New Jersey, a suburb in Northern New Jersey on Tice
    Boulevard west of the intersection with Chestnut Ridge Road. The property is located on a 10-acre parcel and is improved with a three-story office building that was built in 1987 which contains 450 parking spaces and, as of
    May 1, 2005, was 100% leased. The property is solely occupied by Sony
    Electronics, Inc. who has been at the property since 1989 and will be downsizing to 31,668 square feet as of July 31, 2005. As of July 1, 2005,
    IPC (US), Inc. has master leased the vacated space and has guaranteed releasing costs. The master lease will terminate upon the earlier to occur of (a) the reletting of space demised under the master lease to third party tenants under leases having rental terms such that the cash flow available for debt service derived from 123 Tice Boulevard equals or exceeds
    $1,450,000 per annum and 123 Tice Boulevard has an 85% occupancy and (b) 123
    Tice Boulevard is released from the lien of the related mortgage pursuant to a partial defeasance.

o   Epic Center is a 287,640 square foot Class A office building located in the downtown central business district of Wichita, Kansas on Main Street close to Central Avenue. The 22-story office building was constructed in 1987 and is situated on a 3.36 acre parcel. As of May 1, 2005, the property was 78.3%
    occupied by 22 different tenants each occupying no more than 18.1% of the net rentable area. The subject has 680 parking spaces.

o   One and Two Brittany consists of two Class B suburban office buildings containing 115,229 square feet that are located in the northeastern part of
    Wichita, Kansas on Woodlawn, a major arterial road in Wichita. The four story buildings are situated on a 10.4 acre parcel that has 643 parking spaces. As of May 1, 2005, the buildings were 56.4% occupied.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o   The IPC New York/Wichita Portfolio is managed by IPC Real Estate Management
    LLC, an affiliate of the IPC New York/Wichita Portfolio Borrower. IPC Real
    Estate Management LLC is a subsidiary of IPC (US) Inc., a publicly-traded
    REIT listed on the Canadian Stock Exchange.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.

RELEASE OF CROSS-COLLATERALIZATION AND PARTIAL RELEASE OF CROSS-DEFAULT:

o   The IPC New York Portfolio Loan and the IPC Wichita Portfolio Loan are
    cross-collateralized and cross-defaulted. When (a) IPC (US), Inc.'s master lease at 123 Tice Boulevard has been terminated, as described above, or 123
    Tice Boulevard has been released from the lien of the corresponding mortgage through a partial defeasance, (b) the underwritten debt service coverage ratio for the IPC New York Portfolio properties and for the IPC Wichita
    Portfolio properties is at least 1.40x and (c) the loan-to-value ratio for the IPC New York Portfolio properties and for the IPC Wichita Portfolio properties is not more than 63.44% either borrower may cause the cross-collateralization and cross-default provisions between the IPC New
    York Portfolio Loan and the IPC Wichita Portfolio Loan to be terminated and the IPC New York Portfolio Loan to be severed into a loan secured by
    Edgewater Plaza and a loan secured by 123 Tice Boulevard, which loans will be cross-defaulted but not cross-collateralized. If such borrower satisfies the requirements for termination of the cross-collateralization and cross-default provisions between the IPC New York Portfolio Loan and the IPC
    Wichita Portfolio Loan, except with respect to the underwritten debt service coverage ratio and/or the loan-to-value ratio of the IPC Wichita Portfolio
    Loan, the lender will be required to terminate such cross-collateralization and cross-default provisions in connection with a third-party sale of the
    IPC Wichita Portfolio properties; provided the IPC Wichita Portfolio Loan can be defeased under the related loan agreement.

RELEASE OF PROPERTY:

o   In the following cases, the borrower under the IPC New York Portfolio loan will have the right to partially defease the IPC New York Portfolio Loan as follows: (x) a partial defeasance in connection with the release of 123 Tice
    Boulevard when the underwritten debt service coverage ratio and the loan-to-value ratio for the IPC New York Portfolio properties and the IPC
    Wichita Portfolio properties meet the requirements to terminate the cross-collateralization and the cross-default provisions between the IPC New
    York Portfolio Loan and the IPC Wichita Portfolio Loan; provided the IPC New
    York Portfolio Loan is defeased in an amount equal to 125% of the allocated loan amount of 123 Tice Boulevard; (y) a partial defeasance in connection with the release of either Edgewater Plaza or 123 Tice Boulevard when the underwritten debt service coverage ratio and the loan-to-value for the IPC
    New York Portfolio properties and the IPC Wichita Portfolio properties meet the requirements to terminate the cross-collateralization and the cross-default provisions between the IPC New York Portfolio Loan and the IPC
    Wichita Portfolio Loan; provided the IPC New York Portfolio Loan is defeased in an amount equal to 100% of the allocated loan amount of the property which is being released; and (z) if the IPC Wichita Portfolio Loan is defeased when the requirements to terminate the cross-collateralization and the cross-default provisions between the IPC New York Portfolio Loan and IPC
    Wichita Portfolio Loan have not been met, the borrower under the IPC New
    York Portfolio Loan must partially defease the IPC New York Portfolio Loan in an amount equal to 25% of the principal amount of the IPC Wichita
    Portfolio Loan, without releasing any property.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

--------------------------------------------------------------------------------

       [MAP SHOWING LOCATIONS OF IPC NEW YORK/WICHITA PORTFOLIO OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

This diskette accompanies the preliminary prospectus supplement and prospectus
(together, the "Preliminary Prospectus") relating to the Commercial Mortgage
Pass-Through Certificates Series 2005-3 (the "Certificates").

The information set forth on this diskette is an electronic copy of certain information set forth on Annexes A and B to the Preliminary Prospectus. This diskette should be reviewed only in conjunction with the entire Preliminary
Prospectus. This diskette does not contain all relevant information relating to the Certificates, particularly with respect to the structure of the underlying trust fund and the risks and special considerations associated with an investment in the Certificates. Such information is described in the Preliminary
Prospectus.

Information on this diskette is subject to completion. The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor should carefully review, and rely solely on, the final prospectus. NOTHING IN THIS DISKETTE
SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE
CERTIFICATES.

                                    ANNEX A
                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



                     LOAN
  SEQUENCE          NUMBER     LOAN SELLER          PROPERTY NAME
  --------          ------     -----------          -------------

     1             58884       Bank of America      Woolworth Building
     2             43043       BSCMI                Ridgedale Center
     3             58851       Bank of America      Pacific Arts Plaza
     4             59003       Bank of America      Marley Station

    5.1          20050939      Barclays             Forum Office Park
    5.2          20050939      Barclays             City Hall Plaza
    5.3          20050939      Barclays             Hurstbourne Business Center
    5.4          20050939      Barclays             Oxmoor Place
    5.5          20050939      Barclays             One and Two Chestnut Place
    5.6          20050939      Barclays             Steeplechase
    5.7          20050939      Barclays             Lakeview
    5.8          20050939      Barclays             Hunnington Place
     5           20050939      Barclays             IPC LOUISVILLE PORTFOLIO (ROLL UP)

     6             58579       Bank of America      Mission Pointe Apartments
     7             58647       Bank of America      Fiesta Mall
     8             58345       Bank of America      Queens Atrium

    9.1           43108-1      BSCMI                AmSouth Tower
    9.2           43108-2      BSCMI                Concourse Towers
     9             43108       BSCMI                FRI PORTFOLIO (ROLL UP)

    10.1         20050968      Barclays             Edgewater Plaza
    10.2         20050968      Barclays             123 Tice Boulevard
     10          20050968      Barclays             IPC NEW YORK PORTFOLIO (ROLL UP)
    11.1         20050967      Barclays             Epic Center
    11.2         20050967      Barclays             One and Two Brittany
     11          20050967      Barclays             IPC WICHITA PORTFOLIO (ROLL UP)
                                                    SUB-TOTAL CROSSED LOANS

     12            58844       Bank of America      Massillon Commons
     13            58845       Bank of America      Brown's Lane
     14            58853       Bank of America      Edward's Multiplex-Ontario
                                                    SUB-TOTAL CROSSED LOANS

     15            58165       Bank of America      Mercantile West
     16          20050812      Barclays             Courtyard - Chicago, IL
     17            58922       Bank of America      NYU Housing - 400 Broome Street
     18          20050573      Barclays             The Mansions at Hockanum Crossing
     19          20050660      Barclays             MetCenter 10
     20            58869       Bank of America      Warm Springs Plaza
     21          20040413      Barclays             Centre at Forestville
     22            58926       Bank of America      Civic Center Plaza
     23            58906       Bank of America      Villas at West Oaks
     24          20050787      Barclays             Hilton Garden Inn-Arlington, VA
     25            42832       BSCMI                One Park Place
     26            42409       BSCMI                One Hanover Park
     27            58878       Bank of America      The Galleria

     28          20050810      Barclays             Residence Inn - Carmel, IN
     29          20050811      Barclays             Springhill Suites - Carmel, IN
                                                    SUB-TOTAL CROSSED LOANS

     30          20050786      Barclays             8-10 Wright Street

     31          20050821      Barclays             Springhill Suites - Louisville, KY
     32          20050820      Barclays             Residence Inn - Louisville, KY
                                                    SUB-TOTAL CROSSED LOANS

     33            42773       BSCMI                Stateline Station

    34.1          43314-3      BSCMI                Emster Portfolio - Tehachapi
    34.2          43314-2      BSCMI                Emster Portfolio - Kingsburg
    34.3          43314-4      BSCMI                Emster Portfolio - Freeport
    34.4          43314-1      BSCMI                Emster Portfolio - Coalinga
     34            43314       BSCMI                EMSTER PORTFOLIO (ROLL UP)

     35          20050808      Barclays             Residence Inn - Austin, TX
     36          20050809      Barclays             Springhill Suites - Austin, TX
                                                    SUB-TOTAL CROSSED LOANS

     37            58945       Bank of America      Cavalier Creekside Apartments
     38            58720       Bank of America      Ashford Park Apartments

     39          20050813      Barclays             Courtyard - Golden, CO
     40          20050814      Barclays             Residence Inn - Golden, CO
                                                    SUB-TOTAL CROSSED LOANS

     41          20050295      Barclays             Bryan Dairy East

     42          20050818      Barclays             Residence Inn - Longmont, CO
     43          20050817      Barclays             Courtyard - Longmont, CO
                                                    SUB-TOTAL CROSSED LOANS

     44            58838       Bank of America      Langham Apartments
     45          20050788      Barclays             The Park Apartments
     46            58766       Bank of America      Mitsuwa Marketplace
     47            58931       Bank of America      Brentwood Plaza Shopping Center
     48          20050700      Barclays             Great America Building
     49          20050824      Barclays             Springhill Suites - Westminster, CO
     50            58624       Bank of America      American Express Building
     51          20050823      Barclays             Residence Inn - Warrenville, IL

    52.1          42720-2      BSCMI                Southway Manor
    52.2          42720-1      BSCMI                Patricia Manor
     52            42720       BSCMI                PATRICIA SOUTHWAY I & II PORTFOLIO (ROLL UP)

     53            58940       Bank of America      Sarasota Village
     54            58858       Bank of America      Lathrop Industrial
     55            43357       BSCMI                Flextronics Building
     56          20050819      Barclays             Courtyard - Louisville, CO
     57            58976       Bank of America      Sierra Verde Plaza
     58            58827       Bank of America      Cedarbrook Office Bulding
     59            58964       Bank of America      Tidewater Industrial Building
     60          20050761      Barclays             307 West 38th Street
     61          20050613      Barclays             High Ridge Office Complex
     62            43184       BSCMI                40 Pepe's Farm Road
     63            58932       Bank of America      FMC Technologies Building

     64          20050816      Barclays             Residence Inn - Lakewood,  CO
     65          20050815      Barclays             Courtyard - Lakewood, CO
                                                    SUB-TOTAL CROSSED LOANS

     66            43162       BSCMI                CarMax San Antonio
     67            42937       BSCMI                Cinemark Seven Bridges

    68.1           58912       Bank of America      Seligman CVS Pool #2 - CVS-Bushnell
    68.2           58912       Bank of America      Seligman CVS Pool #2 - CVS-Nokomis
     68            58912       Bank of America      SELIGMAN CVS POOL #2 (ROLL UP)

     69          20050690      Barclays             Urbana MOB

    70.1           58771       Bank of America      Delilah Terrace MHC
    70.2           58771       Bank of America      Stoney Fields Estates MHC
     70            58771       Bank of America      BURNHAM PORTFOLIO - DELILAH TERRACE MHC AND STONEY FIELDS ESTATES MHC (ROLL UP)

     71          20050688      Barclays             Sugarcreek Towne Centre
     72            58905       Bank of America      Carlsbad Self Storage
     73            43236       BSCMI                1460 Macombs Road
     74          20050702      Barclays             Aureus Center
     75            42849       BSCMI                Southgate Plaza
     76            43230       BSCMI                Clear Lake Shores
     77          20050822      Barclays             Springhill Suites - Mishawaka, IN
     78          20050714      Barclays             Grand Village Shops
     79            58950       Bank of America      Hayward Bridge Business Park
     80          20050807      Barclays             Courtyard - Austin, TX
     81            58961       Bank of America      10509 Professional Circle
     82            58769       Bank of America      Burnham Portfolio - Clintonvilla MHC
     83            42705       BSCMI                Quail Springs
     84            42848       BSCMI                Stanley Works
     85            58840       Bank of America      Fontenoy Apartments

     86          20050725      Barclays             Virginia Mason Medical Center
     87          20050725A     Barclays             Lakeshore Learning Store
                                                    SUB-TOTAL CROSSED LOANS

     88            58960       Bank of America      South Hampton Townhomes
     89            58883       Bank of America      Publix - Mountain Brook
     90            58872       Bank of America      Market Place Villas
     91            42625       BSCMI                23rd Street Plaza
     92            58973       Bank of America      189-203  Britton Avenue
     93            58790       Bank of America      Olive Park Shopping Center
     94            58778       Bank of America      Walgreens - Greenville, MI
     95          20050748      Barclays             Lineville Station
     96            58894       Bank of America      Walgreens - Elk Grove
     97            58781       Bank of America      Walgreens-  Alpena, MI
     98            58942       Bank of America      Your Extra Attic-Johns Creek
     99            58943       Bank of America      Your Extra Attic- Suwanee
    100            58684       Bank of America      McGee's Closet Self Storage
    101          20050745      Barclays             Dixie Station
    102          20050659      Barclays             West Haven Apartments
    103            58903       Bank of America      Bryant Circle Self Storage
    104          20050719      Barclays             US Forestry Building
    105            43152       BSCMI                Chichester Square
    106            42383       BSCMI                McAllen Town Center
    107            42924       BSCMI                104 West 190th Street
    108          20050791      Barclays             Hampton Park & Moreland Parkway Apartments
    109            42948       BSCMI                CVS Montevallo

------------------------------------------------------------------------------------------------------------------------------------
                                                    TOTALS/WEIGHTED AVERAGE
====================================================================================================================================




  SEQUENCE     PROPERTY ADDRESS                                                      COUNTY               CITY
  --------     ----------------                                                      ------               ----

     1         233 Broadway                                                          New York             New York
     2         12401 Wayzata Boulevard                                               Hennepin             Minnetonka
     3         675 Anton Boulevard                                                   Orange               Costa Mesa
     4         7900 Governor Ritchie Highway                                         Anne Arundel         Glen Burnie

    5.1        301-307 N. Hurstbourne Pkwy                                           Jefferson            Louisville
    5.2        900 Elm Street                                                        Hillsborough         Manchester
    5.3        9200 -9300 Shelbyville Road                                           Jefferson            Louisville
    5.4        101 Bullitt Lane                                                      Jefferson            Louisville
    5.5        10 Chestnut Street and 22 Elm Street                                  Worcester            Worcester
    5.6        9410 Bunsen Parkway                                                   Jefferson            Louisville
    5.7        100 Mallard Creek Road                                                Jefferson            Louisville
    5.8        9420 Bunsen Parkway                                                   Jefferson            Louisville
     5         Various                                                               Various              Various

     6         1063 Morse Avenue                                                     Santa Clara          Sunnyvale
     7         1445 West Southern Avenue                                             Maricopa             Mesa
     8         30-20/ 30-30 Thomson Avenue                                           Queens               Long Island City

    9.1        315 Deaderick Street                                                  Davidson             Nashville
    9.2        2000-2090 Palm Beach Lakes Boulevard                                  Palm Beach           West Palm Beach
     9         Various                                                               Various              Various

    10.1       One Edgewater Plaza                                                   Richmond             Staten Island
    10.2       123 Tice Boulevard                                                    Bergen               Woodcliff Lake
     10        Various                                                               Various              Various
    11.1       301 N. Main St.                                                       Sedgwick             Wichita
    11.2       2024 and 1938 N. Woodlawn                                             Sedgwick             Wichita
     11        Various                                                               Sedgwick             Wichita

     12        2366 Lincoln Way East                                                 Stark                Massillon
     13        1360 West Main Road                                                   Newport              Middletown
     14        4900 East 4th Street                                                  San Bernardino       Ontario

     15        25622-25706 Crown Valley Parkway                                      Orange               Ladera Ranch
     16        165 East Ontario Street                                               Cook                 Chicago
     17        400 Broome Street                                                     New York             New York
     18        75 Hockanum Boulevard                                                 Tolland              Vernon
     19        7551 Metro Center Drive                                               Travis               Austin
     20        46500 Mission Boulevard                                               Alameda              Fremont
     21        3101 Donnell Drive                                                    Prince George's      Forestville
     22        2619-2735 Tapo Canyon Road                                            Ventura              Simi Valley
     23        15155 Richmond Avenue                                                 Harris               Houston
     24        1333 North Courthouse Road                                            Arlington            Arlington
     25        300 South State Street                                                Onondaga             Syracuse
     26        16633 North Dallas Parkway                                            Dallas               Addison
     27        1810-1848 Galleria Boulevard                                          Mecklenburg          Charlotte

     28        11895 North Meridian Street                                           Hamilton             Carmel
     29        11855 North Meridian Street                                           Hamilton             Carmel

     30        8 - 10 Wright Street                                                  Fairfield            Westport

     31        10101 Forest Green Blvd.                                              Jefferson            Louisville
     32        3500 Springhurst Commons                                              Jefferson            Louisville

     33        SE Corner of 135th and Stateline Road                                 Jackson              Kansas City

    34.1       710 W. Tehachapi Blvd.                                                Kern                 Tehachapi
    34.2       333 Sierra Way                                                        Fresno               Kingsburg
    34.3       1880 South West Avenue                                                Stephenson           Freeport
    34.4       25 West Polk Street                                                   Fresno               Coalinga
     34        Various                                                               Various              Various

     35        12401 North Lamar Boulevard                                           Travis               Austin
     36        12520 North IH-35                                                     Travis               Austin

     37        100 Cavalier Crossing                                                 DeKalb               Lithhonia
     38        1101 Kennebec Street                                                  Prince George's      Oxon Hill

     39        14700 W. Sixth Ave.                                                   Jefferson            Golden
     40        14600 W. 6th Avenue                                                   Jefferson            Golden

     41        7300-7480 Bryan Dairy Road                                            Pinellas             Largo

     42        1450 Dry Creek Drive                                                  Boulder              Longmont
     43        1410 Dry Creek Drive                                                  Boulder              Longmont

     44        715 S. Normandie Avenue                                               Los Angeles          Los Angeles
     45        1100 Audubon Park Drive                                               Wake                 Cary
     46        100 E. Algonquin Road                                                 Cook                 Arlington Heights
     47        1595-1659 Route 23 South                                              Passaic              Wayne
     48        625 First Street SE                                                   Linn                 Cedar Rapids
     49        6845 West 103rd Avenue                                                Jefferson            Westminster
     50        3500 Packerland Drive                                                 Brown                De Pere
     51        28500 Bella Vista Parkway                                             DuPage               Warrenville

    52.1       7315-7497 Southway Drive                                              Harris               Houston
    52.2       2503-2525 Patricia Manor Place                                        Harris               Houston
     52        Various                                                               Harris               Houston

     53        3606 Bee Ridge Road                                                   Sarasota             Sarasota
     54        17600 Shideler Parkway                                                San Joaquin          Lathrop
     55        10900 Cash Road                                                       Fort Bend            Stafford
     56        948 West Dillon Road                                                  Boulder              Louisville
     57        6718-6780 W. Deer Valley Road                                         Maricopa             Glendale
     58        12800-12900 Garden Grove Boulevard                                    Orange               Garden Grove
     59        1660 Tide Court                                                       Yolo                 Woodland
     60        307 West 38th Street                                                  New York             New York
     61        6880 North Frontage Road                                              Cook                 Burr Ridge
     62        40 Pepe's Farm Road                                                   New Haven            Milford
     63        14741 Yorktown Plaza                                                  Harris               Houston

     64        7050 West Hampden Avenue                                              Jefferson            Lakewood
     65        7180 West Hampden Avenue                                              Jefferson            Lakewood

     66        3611 Fountainhead Drive                                               Bexar                San Antonio
     67        6500 Route 53                                                         DuPage               Woodridge

    68.1       420 N. Main Street                                                    Sumter               Bushnell
    68.2       1111 Tamiami Trail                                                    Sarasota             Nokomis
     68        Various                                                               Various              Various

     69        1405 West Park Street                                                 Champaign            Urbana

    70.1       6515 Delilah Road                                                     Atlantic             Egg Harbor
    70.2       1059 Ocean Heights Avenue                                             Atlantic             Egg Harbor
     70        Various                                                               Atlantic             Egg Harbor

     71        541 Allegheny Boulevard & 100-110 Sugarcreek Town Centre Road         Venango              Sugarcreek
     72        2235 Palomar Airport Road                                             San Diego            Carlsbad
     73        1460 Macombs Road                                                     Bronx                Bronx
     74        17515 W. 9 Mile Rd.                                                   Oakland              Southfield
     75        611-719 Hebron Road                                                   Licking              Heath
     76        FM 2094 and Highway 146                                               Galveston            Clear Lake Shores
     77        5225 Edison Lakes Parkway                                             St. Joseph           Mishawaka
     78        2800 West State Highway 76                                            Taney                Branson
     79        25803-25823 Clawiter Rd  & 3366 - 3374 Enterprise Avenue              Alameda              Hayward
     80        4533 South IH-35                                                      Travis               Austin
     81        10509 Professional Circle                                             Washoe               Reno
     82        4851 Clintonville Road                                                Oakland              Clarkston
     83        2201 West Memorial Road                                               Oklahoma City        Oklahoma City
     84        505 North Cleveland Avenue                                            Delaware             Westerville
     85        1811 N. Whitley Avenue                                                Los Angeles          Hollywood

     86        222 112th Avenue NE                                                   King                 Bellevue
     87        11027 NE 4th Street                                                   King                 Bellevue

     88        3174 36th Avenue                                                      Grand Forks          Grand Forks
     89        3141 Overton Road                                                     Jefferson            Mountain Brook
     90        15 North 18th Street                                                  Richmond             Richmond
     91        413, 419 and 425 West 23 Street                                       Bay                  Panama City
     92        189-203 Britton Ave                                                   Norfolk              Stoughton
     93        5814-5838 West Olive Ave.                                             Maricopa             Glendale
     94        1420 West Washington Street                                           Montcalm             Greenville
     95        2465 Lineville Road                                                   Brown                Howard
     96        8400 Elk Grove Florin Road                                            Sacramento           Elk Grove
     97        1011 Washington Ave                                                   Alpena               Alpena
     98        1715 Peachtree Parkway                                                Forsyth              Cumming
     99        130 Peachtree Industrial                                              Gwinnett             Sugar Hill
    100        1511 Ventura Boulevard                                                Los Angeles          Sherman Oaks
    101        1615 West Highway 76                                                  Taney                Branson
    102        840 1st Ave. & 680 3rd Ave.                                           New Haven            West Haven
    103        412 Bryant Circle                                                     Ventura              Ojai
    104        925 Weiss Drive                                                       Routt                Steamboat Springs
    105        3601 Chichester Avenue                                                Delaware             Boothwyn
    106        7400 North 10th Street                                                Hildago              McAllen
    107        104 West 190th Street                                                 Bronx                Bronx
    108        2870 & 2880 S. Moreland Pkwy.                                         Cuyahoga             Cleveland
    109        700 Main Street                                                       Shelby               Montevallo

-------------------------------------------------------------------------------------------------------------------------------
               109 LOANS
===============================================================================================================================




                           ZIP                    PROPERTY
  SEQUENCE     STATE       CODE                     TYPE                             PROPERTY SUBTYPE
  --------     -----       ----                     ----                             ----------------

     1           NY       10007                    Office                                   CBD
     2           MN       55305                    Retail                                 Anchored
     3           CA       92626                    Office                                 Suburban
     4           MD       21061                    Retail                                 Anchored

    5.1          KY       40222                    Office                                 Suburban
    5.2          NH       03101                    Office                                 Suburban
    5.3          KY       40222                    Office                                 Suburban
    5.4          KY       40222                    Office                                 Suburban
    5.5          MA       01608                    Office                                   CBD
    5.6          KY       40220                    Office                                 Suburban
    5.7          KY       40207                    Office                                 Suburban
    5.8          KY       40220                    Office                                 Suburban
     5        Various    Various                   Office                                 Various

     6           CA       94089                  Multifamily                               Garden
     7           AZ       85202                    Retail                                 Anchored
     8           NY       11101                    Office                                   CBD

    9.1          TN       37238                    Office                                  Urban
    9.2          FL       33409                    Office                                 Suburban
     9        Various    Various                   Office                                 Various

    10.1         NY       10305                    Office                                 Suburban
    10.2         NJ       07675                    Office                                 Suburban
     10       Various    Various                   Office                                 Suburban
    11.1         KS       67202                    Office                                   CBD
    11.2         KS       67208                    Office                                 Suburban
     11          KS      Various                   Office                                 Various

     12          OH       44646                    Retail                                 Anchored
     13          RI       02842                    Retail                                 Anchored
     14          CA       91764                     Other                                 Theater

     15          CA       92694                    Retail                                 Anchored
     16          IL       60611                     Hotel                               Full Service
     17          NY       10013                  Multifamily                              Student
     18          CT       06066                  Multifamily                               Garden
     19          TX       78744                    Office                                 Suburban
     20          CA       94539                    Retail                                 Anchored
     21          MD       20747                    Retail                                 Anchored
     22          CA       93063                    Retail                                 Anchored
     23          TX       77082                  Multifamily                               Garden
     24          VA       22201                     Hotel                               Full Service
     25          NY       13202                    Office                                  Urban
     26          TX       75001                    Office                                 Suburban
     27          NC       27614                    Retail                             Shadow Anchored

     28          IN       46032                     Hotel                              Extended Stay
     29          IN       46032                     Hotel                             Limited Service

     30          CT       06880                    Office                                 Suburban

     31          KY       40223                     Hotel                             Limited Service
     32          KY       40241                     Hotel                              Extended Stay

     33          MO       64145                    Retail                                 Anchored

    34.1         CA       93561                    Retail                                 Anchored
    34.2         CA       93631                    Retail                                 Anchored
    34.3         IL       61032                    Retail                                 Anchored
    34.4         CA       93210                    Retail                                 Anchored
     34       Various    Various                   Retail                                 Anchored

     35          TX       78753                     Hotel                              Extended Stay
     36          TX       78753                     Hotel                             Limited Service

     37          GA       30038                  Multifamily                               Garden
     38          MD       20745                  Multifamily                               Garden

     39          CO       80401                     Hotel                             Limited Service
     40          CO       80401                     Hotel                              Extended Stay

     41          FL       33777                  Industrial                                 Flex

     42          CO       80503                     Hotel                              Extended Stay
     43          CO       80503                     Hotel                             Limited Service

     44          CA       90005                  Multifamily                               Garden
     45          NC       27511                  Multifamily                            Multifamily
     46          IL       60005                    Retail                                 Anchored
     47          NJ       07470                    Retail                                 Anchored
     48          IA       52401                    Office                                   CBD
     49          CO       80021                     Hotel                             Limited Service
     50          WI       54115                    Office                           Single Tenant Credit
     51          IL       60555                     Hotel                              Extended Stay

    52.1         TX       77087                  Multifamily                               Garden
    52.2         TX       77012                  Multifamily                               Garden
     52          TX      Various                 Multifamily                               Garden

     53          FL       34233                    Retail                                 Anchored
     54          CA       95330                  Industrial                             Distribution
     55          TX       77477                  Industrial                                 Flex
     56          CO       80027                     Hotel                             Limited Service
     57          AZ       85310                    Retail                                 Anchored
     58          CA       92843                    Office                                 Suburban
     59          CA       95776                  Industrial                              Warehouse
     60          NY       10018                    Office                                   CBD
     61          IL       60521                    Office                                 Suburban
     62          CT       06460                  Industrial                        Warehouse/Distribution
     63          TX       77040                    Office                                 Suburban

     64          CO       80227                     Hotel                              Extended Stay
     65          CO       80227                     Hotel                             Limited Service

     66          TX       78229                    Retail                                 Anchored
     67          IL       60517                     Other                                 Theater

    68.1         FL       33513                    Retail                                 Anchored
    68.2         FL       34275                    Retail                                 Anchored
     68          FL      Various                   Retail                                 Anchored

     69          IL       61801                    Office                                 Medical

    70.1         NJ       08234       Manufactured Housing Communities        Manufactured Housing Communities
    70.2         NJ       08234       Manufactured Housing Communities        Manufactured Housing Communities
     70          NJ       08234       Manufactured Housing Communities        Manufactured Housing Communities

     71          PA       16323                    Retail                                 Anchored
     72          CA       92009                 Self Storage                            Self Storage
     73          NY       10452                  Multifamily                               Urban
     74          MI       48075                    Office                                 Suburban
     75          OH       43056                    Retail                                 Anchored
     76          TX       77565                    Retail                                 Anchored
     77          IN       46545                     Hotel                             Limited Service
     78          MO       65616                    Retail                                Unanchored
     79          CA       94545                  Industrial                              Warehouse
     80          TX       78744                     Hotel                             Limited Service
     81          NV       89521                    Office                                 Suburban
     82          MI       48346       Manufactured Housing Communities        Manufactured Housing Communities
     83          OK       73134                    Retail                                 Anchored
     84          OH       43082                    Office                                 Suburban
     85          CA       90028                  Multifamily                               Garden

     86          WA       98004                    Office                                 Medical
     87          WA       98004                    Retail                                Unanchored

     88          ND       58201                  Multifamily                               Garden
     89          AL       35223                    Retail                                 Anchored
     90          VA       23223                  Multifamily                               Garden
     91          FL       32405                    Retail                                 Anchored
     92          MA       02072                  Multifamily                               Garden
     93          AZ       85302                    Retail                             Shadow Anchored
     94          MI       48838                    Retail                                 Anchored
     95          WI       54313                    Retail                                 Anchored
     96          CA       95624                    Retail                                 Anchored
     97          MI       49707                    Retail                                 Anchored
     98          GA       30041                 Self Storage                            Self Storage
     99          GA       30518                 Self Storage                            Self Storage
    100          CA       91403                 Self Storage                            Self Storage
    101          MO       65616                    Retail                                Unanchored
    102          CT       06516                  Multifamily                               Garden
    103          CA       93023                 Self Storage                            Self Storage
    104          CO       80487                    Office                                 Suburban
    105          PA       19061                    Retail                                 Anchored
    106          TX       78504                    Retail                             Shadow Anchored
    107          NY       10468                  Multifamily                               Urban
    108          OH       17460                  Multifamily                            Multifamily
    109          AL       35115                    Retail                                 Anchored

------------------------------------------------------------------------------------------------------------------

==================================================================================================================




                                   CUT-OFF
                 ORIGINAL           DATE                                                          LOAN
  SEQUENCE       BALANCE           BALANCE                          MATURITY DATE BALANCE         TYPE
  --------       -------           -------                          ---------------------         ----

     1         $200,000,000      $200,000,000                          $200,000,000           Interest Only
     2         190,000,000       189,320,140                           175,126,850               Balloon
     3         132,000,000       132,000,000                           132,000,000            Interest Only
     4         114,400,000       114,400,000                           114,400,000            Interest Only

    5.1         23,961,300        23,961,300                            21,326,474
    5.2         21,420,000        21,420,000                            19,064,620
    5.3         18,691,650        18,691,650                            16,636,284
    5.4         11,023,000        11,023,000                            9,810,892
    5.5         10,847,042        10,847,042                            9,654,283
    5.6         5,767,000         5,767,000                             5,132,850
    5.7         5,133,000         5,133,000                             4,568,566
    5.8         4,322,500         4,322,500                             3,847,191
     5         101,165,492       101,165,492                            90,041,161             IO, Balloon

     6          84,000,000        84,000,000                            77,880,148             IO, Balloon
     7          84,000,000        84,000,000                            84,000,000            Interest Only
     8          76,720,000        76,720,000                            68,694,209             IO, Balloon

    9.1         55,125,000        55,125,000                            55,125,000
    9.2         14,875,000        14,875,000                            14,875,000
     9          70,000,000        70,000,000                            70,000,000            Interest Only

    10.1        19,826,250        19,826,250                            17,646,122
    10.2        16,275,898        16,275,898                            14,486,172
     10         36,102,148        36,102,148                            32,132,294             IO, Balloon
    11.1        15,732,360        15,732,360                            14,002,403
    11.2
     11         15,732,360        15,732,360                            14,002,403             IO, Balloon
             ------------------------------------                   -------------------
                51,834,508        51,834,508                            46,134,696

     12         10,126,300        10,126,300                            10,126,300            Interest Only
     13         6,284,000         6,284,000                             6,284,000             Interest Only
     14         27,875,000        27,875,000                            27,875,000            Interest Only
             ------------------------------------                   -------------------
                44,285,300        44,285,300                            44,285,300

     15         42,000,000        42,000,000                            37,974,277             IO, Balloon
     16         40,875,000        40,811,817                            31,269,184               Balloon
     17         37,500,000        37,500,000                            37,500,000            Interest Only
     18         33,000,000        33,000,000                            27,867,205             IO, Balloon
     19         32,000,000        32,000,000                            32,000,000            Interest Only
     20         30,513,980        30,513,980                            28,376,087             IO, Balloon
     21         30,500,000        30,274,341                            25,561,880               Balloon
     22         27,500,000        27,500,000                            25,557,845             IO, Balloon
     23         26,500,000        26,500,000                            26,500,000            Interest Only
     24         24,000,000        23,961,761                            18,232,358               Balloon
     25         22,850,000        22,850,000                            22,031,755             IO, Balloon
     26         22,847,500        22,847,500                            20,805,376             IO, Balloon
     27         21,500,000        21,500,000                            17,970,643               Balloon

     28         10,117,337        10,101,816                            7,753,083                Balloon
     29         10,100,000        10,084,506                            7,739,797                Balloon
             ------------------------------------                   -------------------
                20,217,337        20,186,322                            15,492,879

     30         18,500,000        18,500,000                            17,398,376             IO, Balloon

     31         9,385,500         9,385,500                             7,181,585                Balloon
     32         8,716,560         8,716,560                             6,669,727                Balloon
             ------------------------------------                   -------------------
                18,102,060        18,102,060                            13,851,313

     33         17,600,000        17,600,000                            17,600,000            Interest Only

    34.1        5,150,000         5,140,439                             4,655,903
    34.2        4,650,000         4,641,368                             4,203,874
    34.3        3,900,000         3,892,760                             3,525,830
    34.4        3,550,000         3,543,410                             3,209,409
     34         17,250,000        17,217,976                            15,595,016               Balloon

     35         9,075,000         9,060,972                             6,942,333                Balloon
     36         7,950,000         7,937,711                             6,081,714                Balloon
             ------------------------------------                   -------------------
                17,025,000        16,998,683                            13,024,046

     37         16,900,000        16,900,000                            16,900,000            Interest Only
     38         16,720,000        16,720,000                            16,720,000            Interest Only

     39         7,754,353         7,742,457                             5,942,288                Balloon
     40         7,919,400         7,919,400                             6,059,757                Balloon
             ------------------------------------                   -------------------
                15,673,753        15,661,857                            12,002,046

     41         15,470,000        15,470,000                            15,102,622             IO, Balloon

     42         7,950,000         7,937,711                             6,081,714                Balloon
     43         6,918,000         6,907,306                             5,292,238                Balloon
             ------------------------------------                   -------------------
                14,868,000        14,845,017                            11,373,951

     44         13,480,016        13,480,016                            13,480,016            Interest Only
     45         12,760,000        12,760,000                            11,135,785             IO, Balloon
     46         12,500,000        12,475,522                            10,526,098               Balloon
     47         12,250,000        12,250,000                            12,250,000            Interest Only
     48         12,300,000        12,208,120                            5,278,196                Balloon
     49         11,764,690        11,746,504                            8,999,933                Balloon
     50         11,623,000        11,623,000                            11,623,000       Interest Only, Hyper Am
     51         11,388,210        11,370,606                            8,711,927                Balloon

    52.1        5,592,154         5,558,588                             5,026,726
    52.2        5,557,846         5,524,486                             4,995,887
     52         11,150,000        11,083,074                            10,022,613               Balloon

     53         10,850,000        10,850,000                            9,623,706              IO, Balloon
     54         10,800,000        10,800,000                            9,462,125              IO, Balloon
     55         10,500,000        10,500,000                            9,924,677              IO, Balloon
     56         10,500,000        10,483,769                            8,032,451                Balloon
     57         10,300,000        10,300,000                            9,369,803              IO, Balloon
     58         9,718,229         9,718,229                             9,718,229             Interest Only
     59         9,050,000         9,040,143                             7,581,106                Balloon
     60         9,000,000         9,000,000                             9,000,000             Interest Only
     61         8,700,000         8,700,000                             7,815,743              IO, Balloon
     62         8,680,000         8,680,000                             8,680,000             Interest Only
     63         8,600,000         8,600,000                             8,086,351              IO, Balloon

     64         5,047,200         5,039,398                             3,861,085                Balloon
     65         3,075,000         3,070,247                             2,352,360                Balloon
             ------------------------------------                   -------------------
                8,122,200         8,109,645                             6,213,445

     66         8,030,000         8,030,000                             8,030,000             Interest Only
     67         7,800,000         7,800,000                             7,800,000             Interest Only

    68.1        2,800,000         2,800,000                             2,800,000
    68.2        4,880,000         4,880,000                             4,880,000
     68         7,680,000         7,680,000                             7,680,000             Interest Only

     69         7,500,000         7,500,000                             6,427,007              IO, Balloon

    70.1        3,634,932         3,627,434                             3,038,581
    70.2        3,615,068         3,607,611                             3,021,976
     70         7,250,000         7,235,045                             6,060,557                Balloon

     71         7,250,000         7,227,382                             6,075,992                Balloon
     72         7,000,000         7,000,000                             6,255,210              IO, Balloon
     73         7,000,000         6,986,257                             6,529,423                Balloon
     74         6,800,000         6,800,000                             5,778,454              IO, Balloon
     75         6,740,000         6,740,000                             6,740,000             Interest Only
     76         6,682,500         6,682,500                             6,682,500             Interest Only
     77         6,500,000         6,490,029                             4,981,058                Balloon
     78         6,400,000         6,393,139                             5,374,971                Balloon
     79         6,200,000         6,200,000                             6,200,000             Interest Only
     80         6,164,890         6,155,361                             4,716,112                Balloon
     81         6,150,000         6,143,249                             5,145,324                Balloon
     82         6,000,000         5,993,156                             4,987,944                Balloon
     83         5,740,000         5,740,000                             5,740,000             Interest Only
     84         5,500,000         5,500,000                             5,500,000             Interest Only
     85         5,011,361         5,011,361                             5,011,361             Interest Only

     86         3,600,000         3,592,717                             3,017,729                Balloon
     87         1,000,000          997,977                               838,259                 Balloon
             --------------------------------------------------------------------------
                4,600,000         4,590,694                             3,855,988

     88         4,500,000         4,500,000                             4,082,867              IO, Balloon
     89         4,384,000         4,384,000                             4,384,000             Interest Only
     90         4,200,000         4,200,000                             3,755,689              IO, Balloon
     91         3,990,000         3,990,000                             3,990,000             Interest Only
     92         3,850,000         3,850,000                             3,850,000             Interest Only
     93         3,700,000         3,700,000                             3,390,927              IO, Balloon
     94         3,700,000         3,700,000                             3,092,431                Balloon
     95         3,630,000         3,626,034                             3,039,329                Balloon
     96         3,600,000         3,596,089                             3,016,981                Balloon
     97         3,600,000         3,592,881                             3,027,395                Balloon
     98         3,300,000         3,296,364                             2,759,207                Balloon
     99         3,250,000         3,246,385                             2,713,206                Balloon
    100         3,200,000         3,200,000                             2,792,643              IO, Balloon
    101         3,200,000         3,196,569                             2,687,485                Balloon
    102         3,150,000         3,150,000                             2,711,229              IO, Balloon
    103         3,000,000         2,996,455                             2,478,985                Balloon
    104         2,793,000         2,766,014                             1,380,380                Balloon
    105         2,700,000         2,700,000                             2,700,000             Interest Only
    106         2,455,000         2,455,000                             2,455,000             Interest Only
    107         2,400,000         2,400,000                             2,282,390              IO, Balloon
    108         1,950,000         1,950,000                             1,638,559                Balloon
    109         1,685,000         1,685,000                             1,685,000             Interest Only

-------------------------------------------------------------------------------------------------------------------
              $2,162,590,026    $2,161,044,350     $1,536,353,679     $2,004,290,029
===================================================================================================================




                                               SUB-          NET                         FIRST      INTEREST
              MORTGAGE    ADMINISTRATIVE    SERVICING     MORTGAGE         NOTE         PAYMENT     ACCRUAL      MONTHLY
  SEQUENCE      RATE       FEE RATE (I)      FEE RATE       RATE           DATE          DATE        METHOD      PAYMENT
  --------      ----       ------------      --------       ----           ----          ----        ------      -------

     1         5.151%         0.061%          0.050%       5.090%        5/6/2005      7/1/2005     ACT/360     $870,453
     2         4.861%         0.031%          0.010%       4.830%        3/9/2005      5/1/2005     ACT/360     1,003,824
     3         4.906%         0.061%          0.050%       4.845%       3/15/2005      5/1/2005     ACT/360      547,132
     4         4.891%         0.031%          0.020%       4.860%        6/9/2005      8/1/2005     ACT/360      472,713

    5.1
    5.2
    5.3
    5.4
    5.5
    5.6
    5.7
    5.8
     5         5.177%         0.041%          0.020%       5.136%       5/31/2005      7/1/2005     ACT/360      554,074

     6         5.263%         0.031%          0.020%       5.232%       12/22/2004     2/1/2005     ACT/360      464,502
     7         4.875%         0.031%          0.020%       4.844%       12/2/2004      2/1/2005     ACT/360      345,990
     8         5.778%         0.031%          0.020%       5.747%       8/12/2004      10/1/2004    ACT/360      439,772

    9.1
    9.2
     9         5.657%         0.071%          0.050%       5.587%        4/8/2005      6/1/2005     ACT/360      334,600

    10.1
    10.2
     10        5.177%         0.041%          0.020%       5.136%       5/31/2005      7/1/2005     ACT/360      197,728
    11.1
    11.2
     11        5.177%         0.041%          0.020%       5.136%       5/31/2005      7/1/2005     ACT/360      86,165

     12        4.668%         0.111%          0.100%       4.557%        5/6/2005      7/1/2005      30/360      39,391
     13        4.668%         0.111%          0.100%       4.557%        5/6/2005      7/1/2005      30/360      24,445
     14        4.818%         0.061%          0.050%       4.757%        5/6/2005      7/1/2005      30/360      111,918

     15        5.870%         0.061%          0.050%       5.809%       7/15/2004      9/1/2004     ACT/360      267,279
     16        5.550%         0.041%          0.020%       5.509%       5/20/2005      7/1/2005     ACT/360      252,230
     17        5.510%         0.061%          0.050%       5.449%       4/28/2005      6/1/2005     ACT/360      174,579
     18        4.920%         0.041%          0.020%       4.879%        2/4/2005      4/1/2005     ACT/360      175,541
     19        5.260%         0.041%          0.020%       5.219%        4/8/2005      6/1/2005     ACT/360      142,215
     20        5.470%         0.061%          0.050%       5.409%       3/30/2005      5/1/2005     ACT/360      172,681
     21        5.540%         0.041%          0.020%       5.499%       11/5/2004      1/1/2005     ACT/360      173,942
     22        5.415%         0.061%          0.050%       5.354%        6/7/2005      8/1/2005     ACT/360      154,679
     23        5.355%         0.061%          0.050%       5.294%       4/29/2005      6/1/2005     ACT/360      119,899
     24        5.350%         0.041%          0.020%       5.309%       5/24/2005      7/1/2005     ACT/360      145,239
     25        5.900%         0.031%          0.010%       5.869%       4/18/2005      6/1/2005     ACT/360      135,532
     26        5.299%         0.031%          0.010%       5.268%       5/16/2005      7/1/2005     ACT/360      126,859
     27        5.447%         0.061%          0.050%       5.386%        6/6/2005      8/1/2005     ACT/360      121,361

     28        5.600%         0.041%          0.020%       5.559%       5/20/2005      7/1/2005     ACT/360      62,735
     29        5.600%         0.041%          0.020%       5.559%       5/20/2005      7/1/2005     ACT/360      62,627

     30        5.090%         0.041%          0.020%       5.049%       5/18/2005      7/1/2005     ACT/360      100,332

     31        5.550%         0.041%          0.020%       5.509%       6/10/2005      8/1/2005     ACT/360      57,916
     32        5.550%         0.041%          0.020%       5.509%       6/10/2005      8/1/2005     ACT/360      53,788

     33        5.007%         0.031%          0.010%       4.976%       4/19/2005      6/1/2005      30/360      73,436

    34.1
    34.2
    34.3
    34.4
     34        5.932%         0.031%          0.010%       5.901%       4/26/2005      6/1/2005     ACT/360      102,670

     35        5.550%         0.041%          0.020%       5.509%       5/20/2005      7/1/2005     ACT/360      56,000
     36        5.550%         0.041%          0.020%       5.509%       5/20/2005      7/1/2005     ACT/360      49,058

     37        5.090%         0.111%          0.100%       4.979%       5/17/2005      7/1/2005     ACT/360      72,680
     38        5.367%         0.111%          0.100%       5.256%       4/19/2005      6/1/2005     ACT/360      75,819

     39        5.600%         0.041%          0.020%       5.559%       5/20/2005      7/1/2005     ACT/360      48,083
     40        5.550%         0.041%          0.020%       5.509%       6/10/2005      8/1/2005     ACT/360      48,869

     41        5.730%         0.041%          0.020%       5.689%       3/16/2005      5/1/2005     ACT/360      90,082

     42        5.550%         0.041%          0.020%       5.509%       5/20/2005      7/1/2005     ACT/360      49,058
     43        5.550%         0.041%          0.020%       5.509%       5/20/2005      7/1/2005     ACT/360      42,689

     44        5.224%         0.111%          0.100%       5.113%       4/14/2005      6/1/2005     ACT/360      59,498
     45        5.260%         0.041%          0.020%       5.219%       6/27/2005      8/1/2005     ACT/360      70,540
     46        5.690%         0.111%          0.100%       5.579%       4/28/2005      6/1/2005     ACT/360      72,471
     47        4.870%         0.111%          0.100%       4.759%        6/8/2005      8/1/2005     ACT/360      50,405
     48        4.830%         0.041%          0.020%       4.789%        4/8/2005      6/1/2005     ACT/360      96,182
     49        5.550%         0.041%          0.020%       5.509%       5/20/2005      7/1/2005     ACT/360      72,597
     50        4.298%         0.111%          0.100%       4.187%       12/16/2004     2/1/2005      30/360      41,625
     51        5.550%         0.041%          0.020%       5.509%       5/20/2005      7/1/2005     ACT/360      70,274

    52.1
    52.2
     52        5.463%         0.031%          0.010%       5.432%        3/1/2005      4/1/2005     ACT/360      68,225

     53        5.015%         0.111%          0.100%       4.904%       5/24/2005      7/1/2005     ACT/360      58,345
     54        5.430%         0.111%          0.100%       5.319%       5/13/2005      7/1/2005     ACT/360      60,848
     55        5.402%         0.081%          0.060%       5.321%       6/10/2005      8/1/2005     ACT/360      58,974
     56        5.550%         0.041%          0.020%       5.509%       5/20/2005      7/1/2005     ACT/360      64,793
     57        5.250%         0.111%          0.100%       5.139%        6/1/2005      7/1/2005     ACT/360      56,877
     58        5.316%         0.111%          0.100%       5.205%        4/8/2005      6/1/2005     ACT/360      43,650
     59        5.526%         0.111%          0.100%       5.415%       5/26/2005      7/1/2005     ACT/360      51,533
     60        4.700%         0.041%          0.020%       4.659%       5/26/2005      7/1/2005     ACT/360      35,740
     61        5.620%         0.041%          0.020%       5.579%        4/8/2005      6/1/2005     ACT/360      50,055
     62        5.198%         0.031%          0.010%       5.167%       4/15/2005      6/1/2005     ACT/360      38,121
     63        5.315%         0.111%          0.100%       5.204%        5/2/2005      7/1/2005     ACT/360      47,836

     64        5.550%         0.041%          0.020%       5.509%       5/20/2005      7/1/2005     ACT/360      31,145
     65        5.550%         0.041%          0.020%       5.509%       5/20/2005      7/1/2005     ACT/360      18,975

     66        4.690%         0.031%          0.010%       4.659%       4/20/2005      6/1/2005      30/360      31,384
     67        4.690%         0.031%          0.010%       4.659%       5/11/2005      7/1/2005      30/360      30,485

    68.1
    68.2
     68        5.494%         0.111%          0.100%       5.383%        5/9/2005      7/1/2005     ACT/360      35,650

     69        5.460%         0.041%          0.020%       5.419%       5/27/2005      7/1/2005     ACT/360      42,396

    70.1
    70.2
     70        5.450%         0.111%          0.100%       5.339%       4/20/2005      6/1/2005     ACT/360      40,938

     71        5.540%         0.041%          0.020%       5.499%        3/9/2005      5/1/2005     ACT/360      41,347
     72        5.359%         0.111%          0.100%       5.248%       4/28/2005      6/1/2005     ACT/360      39,128
     73        5.678%         0.031%          0.010%       5.647%       4/22/2005      6/1/2005     ACT/360      40,530
     74        5.150%         0.041%          0.020%       5.109%        6/9/2005      8/1/2005     ACT/360      37,130
     75        4.690%         0.031%          0.010%       4.659%       4/18/2005      6/1/2005      30/360      26,342
     76        4.720%         0.031%          0.010%       4.689%        6/6/2005      8/1/2005      30/360      26,285
     77        5.600%         0.041%          0.020%       5.559%       5/20/2005      7/1/2005     ACT/360      40,305
     78        5.610%         0.041%          0.020%       5.569%       5/10/2005      7/1/2005     ACT/360      36,781
     79        5.067%         0.111%          0.100%       4.956%        6/6/2005      8/1/2005     ACT/360      26,543
     80        5.550%         0.041%          0.020%       5.509%       5/20/2005      7/1/2005     ACT/360      38,042
     81        5.485%         0.111%          0.100%       5.374%       5/24/2005      7/1/2005     ACT/360      34,861
     82        5.280%         0.111%          0.100%       5.169%       5/20/2005      7/1/2005     ACT/360      33,244
     83        5.060%         0.031%          0.010%       5.029%       2/25/2005      4/1/2005      30/360      24,204
     84        4.780%         0.031%          0.010%       4.749%       3/24/2005      5/1/2005      30/360      21,908
     85        5.218%         0.111%          0.100%       5.107%       4/15/2005      6/1/2005     ACT/360      22,094

     86        5.540%         0.041%          0.020%       5.499%        4/8/2005      6/1/2005     ACT/360      20,531
     87        5.540%         0.041%          0.020%       5.499%        4/8/2005      6/1/2005     ACT/360       5,703

     88        5.102%         0.111%          0.100%       4.991%       5/18/2005      7/1/2005     ACT/360      24,438
     89        4.668%         0.111%          0.100%       4.557%        5/5/2005      7/1/2005      30/360      17,054
     90        5.402%         0.111%          0.100%       5.291%        6/1/2005      7/1/2005     ACT/360      23,590
     91        5.060%         0.031%          0.010%       5.029%        4/7/2005      6/1/2005      30/360      16,825
     92        5.200%         0.111%          0.100%       5.089%       5/23/2005      7/1/2005     ACT/360      16,915
     93        5.671%         0.111%          0.100%       5.560%       4/20/2005      6/1/2005     ACT/360      21,407
     94        5.445%         0.111%          0.100%       5.334%        6/3/2005      8/1/2005     ACT/360      20,881
     95        5.510%         0.041%          0.020%       5.469%       4/29/2005      7/1/2005     ACT/360      20,634
     96        5.540%         0.111%          0.100%       5.429%        5/5/2005      7/1/2005     ACT/360      20,531
     97        5.645%         0.111%          0.100%       5.534%       4/20/2005      6/1/2005     ACT/360      20,769
     98        5.465%         0.111%          0.100%       5.354%        5/3/2005      7/1/2005     ACT/360      18,665
     99        5.415%         0.111%          0.100%       5.304%        5/3/2005      7/1/2005     ACT/360      18,280
    100        5.267%         0.111%          0.100%       5.156%        3/9/2005      5/1/2005     ACT/360      17,704
    101        5.610%         0.041%          0.020%       5.569%       5/10/2005      7/1/2005     ACT/360      18,391
    102        5.590%         0.041%          0.020%       5.549%       2/14/2005      4/1/2005     ACT/360      18,570
    103        5.090%         0.111%          0.100%       4.979%        6/1/2005      7/1/2005     ACT/360      16,270
    104        5.510%         0.041%          0.020%       5.469%        4/1/2005      5/1/2005     ACT/360      21,921
    105        5.503%         0.031%          0.010%       5.472%       4/11/2005      6/1/2005     ACT/360      12,554
    106        5.060%         0.031%          0.010%       5.029%       2/17/2005      4/1/2005      30/360      10,352
    107        5.970%         0.031%          0.010%       5.939%        4/8/2005      6/1/2005     ACT/360      14,343
    108        5.620%         0.041%          0.020%       5.579%        6/8/2005      8/1/2005     ACT/360      11,219
    109        4.690%         0.031%          0.010%       4.659%       4/19/2005      6/1/2005      30/360       6,586

----------------------------------------------------------------------------------------------------------------------------
               5.229%         0.052%          0.036%       5.177%
============================================================================================================================




               ORIGINAL       ORIGINAL
               TERM TO      AMORTIZATION    INTEREST                      REMAINING
               MATURITY         TERM          ONLY        SEASONING    TERM TO MATURITY    MATURITY       CROSS-COLLATERALIZED
  SEQUENCE     (MONTHS)    (MONTHS) (II)     PERIOD       (MONTHS)         (MONTHS)          DATE                 LOANS
  --------     --------    -------------     ------       --------         --------          ----                 -----

     1           120                           120            1              119           6/1/2015
     2            60            360                           3               57           4/1/2010
     3            84                           84             3               81           4/1/2012
     4            84                           84                             84           7/1/2012

    5.1
    5.2
    5.3
    5.4
    5.5
    5.6
    5.7
    5.8
     5           120            360            36             1              119           6/1/2015

     6            84            360            24             6               78           1/1/2012
     7           120                           120            6              114           1/1/2015
     8           120            360            24            10              110           9/1/2014

    9.1
    9.2
     9            60                           60             2               58           5/1/2010

    10.1
    10.2
     10          120            360            36             1              119           6/1/2015            BACM 05-3-B
    11.1
    11.2
     11          120            360            36             1              119           6/1/2015            BACM 05-3-B

     12           60                           60             1               59           6/1/2010            BACM 05-3-A
     13           60                           60             1               59           6/1/2010            BACM 05-3-A
     14           60                           60             1               59           6/1/2010            BACM 05-3-A

     15          180            300            120           11              169           8/1/2019
     16          120            300                           1              119           6/1/2015
     17          120                           120            2              118           5/1/2015
     18          120            360            12             4              116           3/1/2015
     19           60                           60             2               58           5/1/2010
     20          120            360            60             3              117           4/1/2015
     21          120            360                           7              113           12/1/2014
     22          120            360            60                            120           7/1/2015
     23           60                           60             2               58           5/1/2010
     24          120            300                           1              119           6/1/2015
     25           60            360            24             2               58           5/1/2010
     26           84            360            12             1               83           6/1/2012
     27          120            360                                          120           7/1/2015

     28          120            300                           1              119           6/1/2015            BACM 05-3-C
     29          120            300                           1              119           6/1/2015            BACM 05-3-C

     30           84            360            35             1               83           6/1/2012

     31          120            300                                          120           7/1/2015            BACM 05-3-E
     32          120            300                                          120           7/1/2015            BACM 05-3-E

     33           60                           60             2               58           5/1/2010

    34.1
    34.2
    34.3
    34.4
     34           84            360                           2               82           5/1/2012

     35          120            300                           1              119           6/1/2015            BACM 05-3-D
     36          120            300                           1              119           6/1/2015            BACM 05-3-D

     37           60                           60             1               59           6/1/2010
     38          120                           120            2              118           5/1/2015

     39          120            300                           1              119           6/1/2015            BACM 05-3-G
     40          120            300                                          120           7/1/2015            BACM 05-3-G

     41           84            360            60             3               81           4/1/2012

     42          120            300                           1              119           6/1/2015            BACM 05-3-F
     43          120            300                           1              119           6/1/2015            BACM 05-3-F

     44          120                           120            2              118           5/1/2015
     45          120            360            24                            120           7/1/2015
     46          120            360                           2              118           5/1/2015
     47          120                           120                           120           7/1/2015
     48          120            180                           2              118           5/1/2015
     49          120            300                           1              119           6/1/2015
     50           60                           60             6               54           1/1/2010
     51          120            300                           1              119           6/1/2015

    52.1
    52.2
     52           60            300                           4               56           3/1/2010

     53          120            360            36             1              119           6/1/2015
     54          120            360            24             1              119           6/1/2015
     55           84            360            36                             84           7/1/2012
     56          120            300                           1              119           6/1/2015
     57          120            360            48             1              119           6/1/2015
     58          120                           120            2              118           5/1/2015
     59          120            360                           1              119           6/1/2015
     60          120                           120            1              119           6/1/2015
     61          120            360            36             2              118           5/1/2015
     62           72                           72             2               70           5/1/2011
     63          111            360            60             1              110           9/1/2014

     64          120            300                           1              119           6/1/2015            BACM 05-3-H
     65          120            300                           1              119           6/1/2015            BACM 05-3-H

     66           60                           60             2               58           5/1/2010
     67           60                           60             1               59           6/1/2010

    68.1
    68.2
     68          120                           120            1              119           6/1/2015

     69          120            360            12             1              119           6/1/2015

    70.1
    70.2
     70          120            360                           2              118           5/1/2015

     71          120            360                           3              117           4/1/2015
     72          120            360            36             2              118           5/1/2015
     73           60            360                           2               58           5/1/2010
     74          120            360            12                            120           7/1/2015
     75           60                           60             2               58           5/1/2010
     76           60                           60                             60           7/1/2010
     77          120            300                           1              119           6/1/2015
     78          120            360                           1              119           6/1/2015
     79           60                           60                             60           7/1/2010
     80          120            300                           1              119           6/1/2015
     81          120            360                           1              119           6/1/2015
     82          120            360                           1              119           6/1/2015
     83           60                           60             4               56           3/1/2010
     84           60                           60             3               57           4/1/2010
     85          120                           120            2              118           5/1/2015

     86          120            360                           2              118           5/1/2015            BACM 05-3-I
     87          120            360                           2              118           5/1/2015            BACM 05-3-I

     88          120            360            48             1              119           6/1/2015
     89           60                           60             1               59           6/1/2010
     90          120            360            36             1              119           6/1/2015
     91           60                           60             2               58           5/1/2010
     92          120                           120            1              119           6/1/2015
     93          120            360            48             2              118           5/1/2015
     94          120            360                                          120           7/1/2015
     95          120            360                           1              119           6/1/2015
     96          120            360                           1              119           6/1/2015
     97          120            360                           2              118           5/1/2015
     98          120            360                           1              119           6/1/2015
     99          120            360                           1              119           6/1/2015
    100          120            360            24             3              117           4/1/2015
    101          120            360                           1              119           6/1/2015
    102          120            336            24             4              116           3/1/2015
    103          120            360                           1              119           6/1/2015
    104          120            192                           3              117           4/1/2015
    105           60                           60             2               58           5/1/2010
    106           60                           60             4               56           3/1/2010
    107           60            360            12             2               58           5/1/2010
    108          120            360                                          120           7/1/2015
    109           60                           60             2               58           5/1/2010

----------------------------------------------------------------------------------------------------------------------------------
                 100            345                           3               97
==================================================================================================================================




                  RELATED
  SEQUENCE      LOANS (III)             PREPAYMENT PENALTY DESCRIPTION (PAYMENTS)            YIELD MAINTENANCE TYPE
  --------      -----------             -----------------------------------------            ----------------------

     1                                          LO(116)/OPEN(4)/DEFEASANCE
     2                                          LO(53)/OPEN(7)/DEFEASANCE
     3                                          LO(78)/OPEN(6)/DEFEASANCE
     4                                          LO(77)/OPEN(7)/DEFEASANCE

    5.1         BACM 05-3-H
    5.2         BACM 05-3-H
    5.3         BACM 05-3-H
    5.4         BACM 05-3-H
    5.5         BACM 05-3-H
    5.6         BACM 05-3-H
    5.7         BACM 05-3-H
    5.8         BACM 05-3-H
     5          BACM 05-3-H                     LO(116)/OPEN(4)/DEFEASANCE

     6                                          LO(80)/OPEN(4)/DEFEASANCE
     7                                          LO(114)/OPEN(6)/DEFEASANCE
     8                                          LO(117)/OPEN(3)/DEFEASANCE

    9.1
    9.2
     9                                          LO(59)/OPEN(1)/DEFEASANCE

    10.1        BACM 05-3-H
    10.2        BACM 05-3-H
     10         BACM 05-3-H                     LO(116)/OPEN(4)/DEFEASANCE
    11.1        BACM 05-3-H
    11.2        BACM 05-3-H
     11         BACM 05-3-H                     LO(116)/OPEN(4)/DEFEASANCE

     12         BACM 05-3-D                 LO(23)/GRTR1%PPMTorYM(34)/OPEN(3)                    Int Diff (BEY)
     13         BACM 05-3-D                 LO(23)/GRTR1%PPMTorYM(34)/OPEN(3)                    Int Diff (BEY)
     14         BACM 05-3-D                 LO(23)/GRTR1%PPMTorYM(34)/OPEN(3)                    Int Diff (BEY)

     15                                     LO(60)/GRTR1%PPMTorYM(117)/OPEN(3)                 Int Diff (BEY) - B
     16         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE
     17                                         LO(117)/OPEN(3)/DEFEASANCE
     18                                         LO(116)/OPEN(4)/DEFEASANCE
     19                                         LO(58)/OPEN(2)/DEFEASANCE
     20                                         LO(113)/OPEN(7)/DEFEASANCE
     21                                         LO(117)/OPEN(3)/DEFEASANCE
     22         BACM 05-3-C                 LO(36)/GRTR1%PPMTorYM(81)/OPEN(3)                    Int Diff (MEY)
     23                                     LO(24)/GRTR1%PPMTorYM(32)/OPEN(4)                    Int Diff (MEY)
     24                                         LO(118)/OPEN(2)/DEFEASANCE
     25                                         LO(57)/OPEN(3)/DEFEASANCE
     26                                         LO(83)/OPEN(1)/DEFEASANCE
     27                                         LO(115)/OPEN(5)/DEFEASANCE

     28         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE
     29         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE

     30                                         LO(80)/OPEN(4)/DEFEASANCE

     31         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE
     32         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE

     33         BACM 05-3-D                 LO(35)/GRTR1%PPMTorYM(23)/OPEN(2)                      NPV (MEY)

    34.1
    34.2
    34.3
    34.4
     34                                         LO(83)/OPEN(1)/DEFEASANCE

     35         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE
     36         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE

     37                                         LO(57)/OPEN(3)/DEFEASANCE
     38                                         LO(116)/OPEN(4)/DEFEASANCE

     39         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE
     40         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE

     41                                         LO(82)/OPEN(2)/DEFEASANCE

     42         BACM 05-3-M                     LO(116)/OPEN(4)/DEFEASANCE
     43         BACM 05-3-M                     LO(116)/OPEN(4)/DEFEASANCE

     44         BACM 05-3-E                     LO(116)/OPEN(4)/DEFEASANCE
     45                                         LO(116)/OPEN(4)/DEFEASANCE
     46                                         LO(116)/OPEN(4)/DEFEASANCE
     47                                         LO(116)/OPEN(4)/DEFEASANCE
     48                                         LO(118)/OPEN(2)/DEFEASANCE
     49         BACM 05-3-J                     LO(116)/OPEN(4)/DEFEASANCE
     50         BACM 05-3-D                 LO(23)/GRTR1%PPMTorYM(34)/OPEN(3)                    Int Diff (MEY)
     51         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE

    52.1
    52.2
     52                                         LO(59)/OPEN(1)/DEFEASANCE

     53                                     LO(36)/GRTR1%PPMTorYM(80)/OPEN(4)                    Int Diff (BEY)
     54                                         LO(117)/OPEN(3)/DEFEASANCE
     55                                         LO(83)/OPEN(1)/DEFEASANCE
     56         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE
     57         BACM 05-3-C                 LO(36)/GRTR1%PPMTorYM(81)/OPEN(3)                    Int Diff (MEY)
     58         BACM 05-3-E                     LO(116)/OPEN(4)/DEFEASANCE
     59                                        GRTR1%PPMTorYM(117)/OPEN(3)                       Int Diff (MEY)
     60                                         LO(118)/OPEN(2)/DEFEASANCE
     61                                         LO(118)/OPEN(2)/DEFEASANCE
     62                                         LO(69)/OPEN(3)/DEFEASANCE
     63                                         LO(108)/OPEN(3)/DEFEASANCE

     64         BACM 05-3-J                     LO(116)/OPEN(4)/DEFEASANCE
     65         BACM 05-3-J                     LO(116)/OPEN(4)/DEFEASANCE

     66         BACM 05-3-D                 LO(35)/GRTR1%PPMTorYM(23)/OPEN(2)                      NPV (MEY)
     67         BACM 05-3-D                 LO(35)/GRTR1%PPMTorYM(23)/OPEN(2)                      NPV (MEY)

    68.1
    68.2
     68         BACM 05-3-E                     LO(116)/OPEN(4)/DEFEASANCE

     69                                         LO(118)/OPEN(2)/DEFEASANCE

    70.1        BACM 05-3-B
    70.2        BACM 05-3-B
     70         BACM 05-3-B                     LO(117)/OPEN(3)/DEFEASANCE

     71                                         LO(118)/OPEN(2)/DEFEASANCE
     72                                     LO(47)/GRTR1%PPMTorYM(69)/OPEN(4)                    Int Diff (MEY)
     73         BACM 05-3-N                 LO(35)/GRTR1%PPMTorYM(24)/OPEN(1)                      NPV (MEY)
     74                                         LO(118)/OPEN(2)/DEFEASANCE
     75         BACM 05-3-D                 LO(35)/GRTR1%PPMTorYM(23)/OPEN(2)                      NPV (MEY)
     76         BACM 05-3-D                 LO(35)/GRTR1%PPMTorYM(23)/OPEN(2)                      NPV (MEY)
     77         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE
     78         BACM 05-3-K                     LO(118)/OPEN(2)/DEFEASANCE
     79                                         LO(56)/OPEN(4)/DEFEASANCE
     80         BACM 05-3-I                     LO(116)/OPEN(4)/DEFEASANCE
     81                                     LO(36)/GRTR1%PPMTorYM(81)/OPEN(3)                    Int Diff (MEY)
     82         BACM 05-3-B                     LO(117)/OPEN(3)/DEFEASANCE
     83         BACM 05-3-D                 LO(35)/GRTR1%PPMTorYM(23)/OPEN(2)                      NPV (MEY)
     84         BACM 05-3-D                 LO(35)/GRTR1%PPMTorYM(23)/OPEN(2)                      NPV (MEY)
     85         BACM 05-3-E                     LO(116)/OPEN(4)/DEFEASANCE

     86         BACM 05-3-L                     LO(116)/OPEN(4)/DEFEASANCE
     87         BACM 05-3-L                     LO(116)/OPEN(4)/DEFEASANCE

     88                                         LO(117)/OPEN(3)/DEFEASANCE
     89         BACM 05-3-D                 LO(23)/GRTR1%PPMTorYM(34)/OPEN(3)                    Int Diff (BEY)
     90                                         LO(117)/OPEN(3)/DEFEASANCE
     91         BACM 05-3-D                 LO(35)/GRTR1%PPMTorYM(23)/OPEN(2)                      NPV (MEY)
     92                                         LO(117)/OPEN(3)/DEFEASANCE
     93         BACM 05-3-C                 LO(36)/GRTR1%PPMTorYM(81)/OPEN(3)                    Int Diff (MEY)
     94         BACM 05-3-A                     LO(117)/OPEN(3)/DEFEASANCE
     95                                         LO(118)/OPEN(2)/DEFEASANCE
     96                                         LO(117)/OPEN(3)/DEFEASANCE
     97         BACM 05-3-A                     LO(117)/OPEN(3)/DEFEASANCE
     98         BACM 05-3-G                     LO(117)/OPEN(3)/DEFEASANCE
     99         BACM 05-3-G                     LO(117)/OPEN(3)/DEFEASANCE
    100                                         LO(117)/OPEN(3)/DEFEASANCE
    101         BACM 05-3-K                     LO(118)/OPEN(2)/DEFEASANCE
    102                                         LO(116)/OPEN(4)/DEFEASANCE
    103                                         LO(117)/OPEN(3)/DEFEASANCE
    104                                         LO(118)/OPEN(2)/DEFEASANCE
    105                                         LO(59)/OPEN(1)/DEFEASANCE
    106         BACM 05-3-D                 LO(35)/GRTR1%PPMTorYM(23)/OPEN(2)                      NPV (MEY)
    107         BACM 05-3-N                 LO(35)/GRTR1%PPMTorYM(24)/OPEN(1)                      NPV (MEY)
    108                                         LO(118)/OPEN(2)/DEFEASANCE
    109         BACM 05-3-D                 LO(35)/GRTR1%PPMTorYM(23)/OPEN(2)                      NPV (MEY)

------------------------------------------------------------------------------------------------------------------------

========================================================================================================================




                                                                                                   TOTAL
                                                                                                  UNITS/
                                                                                                    SF/
               APPRAISAL      APPRAISAL      CUT-OFF DATE LTV      BALLOON      YEAR BUILT/        PADS/
  SEQUENCE       VALUE           DATE             RATIO           LTV RATIO      RENOVATED         KEYS
  --------       -----           ----             -----           ---------      ---------         ----

     1        $320,000,000    3/10/2005           62.5%             62.5%        1913/2002            811,791
     2        255,000,000     2/28/2005           74.2%             68.7%        1974/2000            340,779
     3        339,000,000     2/24/2005           71.4%             71.4%        1980/2004            825,061
     4        178,000,000     4/22/2005           64.3%             64.3%          1987             1,043,411

    5.1        35,400,000     4/29/2005                                            1984               328,368
    5.2        34,000,000      5/5/2005                                            1991               209,684
    5.3        39,400,000     4/22/2005                                          1971/2004            335,376
    5.4        15,200,000     4/24/2005                                          1989/2005            136,246
    5.5        14,780,000      5/4/2005                                          1924/1991            217,950
    5.6        7,900,000      4/24/2005                                            1990                76,666
    5.7        8,800,000      4/28/2005                                            1989                76,999
    5.8        6,500,000      4/28/2005                                            1988                61,862
     5        161,980,000                         62.5%             55.6%                           1,443,151

     6        105,200,000     10/27/2004          79.8%             74.0%          1990                   617
     7        140,600,000     11/4/2004           59.7%             59.7%        1979/2000            309,092
     8        150,000,000      5/1/2005           51.1%             45.8%        1965/2004          1,000,189

    9.1        75,000,000     3/24/2005                                          1973/2004            591,189
    9.2        20,000,000     3/24/2005                                          1979/2004            136,221
     9         95,000,000     3/24/2005           73.7%             73.7%                             727,410

    10.1       31,100,000      4/1/2005                                          1919/1994            251,496
    10.2       25,400,000      4/1/2006                                            1987               118,905
     10        56,500,000                         62.8%             55.9%                             370,401
    11.1       20,000,000      5/5/2005                                            1987               287,640
    11.2       6,000,000       5/1/2006                                            1985               115,229
     11        26,000,000                         62.8%             55.9%                             402,869
             ---------------
               82,500,000

     12        17,900,000     2/24/2005           57.9%             57.9%          1986               245,993
     13        11,400,000     2/23/2005           57.9%             57.9%          1985                74,715
     14        47,250,000     2/23/2005           57.9%             57.9%          1997               124,614
             ---------------
               76,550,000

     15        68,000,000      6/1/2005           61.8%             55.8%          2001               149,993
     16        54,500,000      4/1/2006           67.5%             57.4%          2003                   306
     17        53,400,000     3/21/2005           70.2%             70.2%        1913/1997                108
     18        53,900,000      6/1/2005           61.2%             51.7%        2001/2005                424
     19        44,500,000     2/17/2005           71.9%             71.9%          2001               345,600
     20        40,500,000     3/16/2005           75.3%             70.1%          1985               121,514
     21        41,500,000     10/7/2004           73.0%             61.6%        1980/2004            174,921
     22        44,000,000      4/2/2005           62.5%             58.1%          1999               144,938
     23        33,500,000     3/17/2005           79.1%             79.1%          2003                   342
     24        37,000,000      4/1/2005           64.8%             49.3%          2002                   189
     25        31,000,000      3/1/2005           73.7%             71.1%        1983/2004            293,613
     26        35,200,000     1/24/2005           64.9%             59.1%          1998               195,194
     27        28,750,000      4/5/2005           74.8%             62.5%          2004               107,358

     28        14,000,000      4/6/2006           72.1%             56.1%          2002                   120
     29        13,600,000      4/6/2006           72.1%             56.1%          2002                   126
             ---------------
               27,600,000

     30        26,450,000     3/15/2005           69.9%             65.8%        1977/2004             80,609

     31        12,600,000     5/18/2005           73.0%             55.9%          2001                   142
     32        12,200,000     5/19/2005           73.0%             55.9%          2000                   102
             ---------------
               24,800,000

     33        32,250,000      1/7/2005           54.6%             54.6%          2004               141,686

    34.1       7,295,000       4/3/2005                                            1992                72,520
    34.2       6,450,000       4/3/2005                                            1992                92,236
    34.3       5,600,000       4/4/2005                                            1988                86,479
    34.4       4,935,000       4/3/2005                                            1992                94,655
     34        24,280,000      4/3/2005           70.9%             64.2%                             345,890

     35        12,100,000      4/7/2005           74.9%             57.4%          2000                    88
     36        10,600,000      4/7/2005           74.9%             57.4%          2002                   132
             ---------------
               22,700,000

     37        22,000,000     4/13/2005           76.8%             76.8%          2003                   280
     38        20,900,000     12/21/2004          80.0%             80.0%        1962/2004                305

     39        10,500,000     4/18/2005           74.2%             56.9%          2000                   110
     40        10,600,000     5/18/2005           74.2%             56.9%          2000                    88
             ---------------
               21,100,000

     41        22,200,000      2/4/2005           69.7%             68.0%        1998/2004            280,645

     42        10,600,000      4/8/2005           72.1%             55.2%          2002                    84
     43        10,000,000      4/8/2005           72.1%             55.2%          2002                    78
             ---------------
               20,600,000

     44        18,300,000      3/3/2005           73.7%             73.7%          1926                   180
     45        16,000,000     3/25/2005           79.8%             69.6%          1995                   180
     46        17,000,000      2/3/2005           73.4%             61.9%          1991                60,080
     47        26,600,000      4/1/2005           46.1%             46.1%          1989               107,256
     48        19,600,000      3/8/2005           62.3%             26.9%          1998               140,484
     49        15,700,000      4/7/2005           74.8%             57.3%          2002                   164
     50        18,000,000     11/1/2004           64.6%             64.6%          2000               132,336
     51        15,300,000      4/7/2006           72.4%             56.9%          2003                   130

    52.1       8,150,000      9/30/2004                                          1946/1990                248
    52.2       8,100,000      9/30/2004                                          1946/1990                244
     52        16,250,000     9/30/2004           68.2%             61.7%                                 492

     53        15,400,000      3/8/2005           70.5%             62.5%        1973/1998            169,310
     54        13,500,000     3/18/2005           80.0%             70.1%          2004               322,560
     55        15,400,000     4/21/2005           68.2%             64.4%          2001               145,120
     56        14,300,000      4/8/2005           73.3%             56.2%          1996                   154
     57        14,400,000     4/24/2005           71.5%             65.1%          1997                88,729
     58        13,550,000      3/4/2005           71.7%             71.7%          1977               131,082
     59        12,200,000     4/20/2005           74.1%             62.1%          2001               263,328
     60        43,600,000     4/19/2005           20.6%             20.6%        1934/2000            284,150
     61        11,630,000      4/6/2005           74.8%             67.2%        2002/2004             52,489
     62        12,550,000      3/4/2005           69.2%             69.2%          1981               200,000
     63        11,350,000     4/10/2005           75.8%             71.2%        1996/2004             93,912

     64        6,900,000      4/15/2005           73.7%             56.5%          1998                   102
     65        4,100,000      4/10/2005           73.7%             56.5%          1999                    90
             ---------------
               11,000,000

     66        14,700,000     2/11/2005           54.6%             54.6%          1998                60,772
     67        15,650,000     2/17/2005           49.8%             49.8%          2000                70,183

    68.1       3,500,000      3/22/2005                                            2000                13,050
    68.2       6,100,000      3/30/2005                                            2000                13,050
     68        9,600,000       Various            80.0%             80.0%                              26,100

     69        9,400,000       7/1/2005           79.8%             68.4%          2002                46,431

    70.1       4,575,000       2/3/2005                                            1960                   101
    70.2       4,550,000       2/3/2005                                            1970                    92
     70        9,125,000       2/3/2005           79.3%             66.4%                                 193

     71        12,100,000     2/25/2005           59.7%             50.2%          1995               156,603
     72        12,770,000     3/22/2005           54.8%             49.0%          2001                 1,125
     73        10,300,000     3/22/2005           67.8%             63.4%        1938/2004                109
     74        9,200,000      3/24/2005           73.9%             62.8%        1969/2005            142,583
     75        12,500,000     1/26/2005           53.9%             53.9%        1998/2002             86,010
     76        11,910,000     3/26/2005           56.1%             56.1%          2003                60,154
     77        8,900,000       4/6/2006           72.9%             56.0%          2002                    87
     78        8,500,000      3/29/2005           75.2%             63.2%          1993                48,550
     79        11,400,000      4/8/2005           54.4%             54.4%          1972               150,058
     80        8,300,000       4/7/2005           74.2%             56.8%          1996                   110
     81        8,200,000      4/22/2005           74.9%             62.7%          2004                43,304
     82        7,900,000      1/27/2005           75.9%             63.1%        1968/2001                180
     83        10,600,000     11/26/2004          54.2%             54.2%        1984/2003            100,404
     84        10,000,000     1/25/2005           55.0%             55.0%          2004                72,500
     85        7,600,000       3/4/2005           65.9%             65.9%        1929/2002                 51

     86        5,150,000       7/1/2005           69.0%             58.0%        1965/2005             21,581
     87        1,500,000      3/28/2005           69.0%             58.0%        1969/1994              5,321
             ---------------
               6,650,000

     88        5,520,000      4/25/2005           81.5%             74.0%          2004                    60
     89        8,000,000       3/8/2005           54.8%             54.8%          2004                44,271
     90        5,400,000      3/21/2005           77.8%             69.5%        1910/2003                 31
     91        7,300,000      11/16/2004          54.7%             54.7%          2002                53,376
     92        5,400,000      4/21/2005           71.3%             71.3%        1965/2000                 46
     93        4,950,000      2/14/2005           74.7%             68.5%          2003                20,065
     94        4,650,000      2/19/2005           79.6%             66.5%          2005                14,820
     95        5,000,000       4/4/2005           72.5%             60.8%          2002                48,020
     96        5,750,000      3/21/2005           62.5%             52.5%          2003                14,905
     97        4,500,000      2/20/2005           79.8%             67.3%          2005                14,820
     98        4,150,000      3/25/2005           79.4%             66.5%          1999                   523
     99        4,500,000      3/25/2005           72.1%             60.3%          1998                   519
    100        6,000,000      12/20/2004          53.3%             46.5%        1945/1986                414
    101        4,000,000       9/1/2005           79.9%             67.2%          2004                21,629
    102        4,550,000       7/1/2005           69.2%             59.6%        1920/2005                 69
    103        4,640,000      3/21/2005           64.6%             53.4%          1998                   368
    104        4,400,000       3/9/2005           62.9%             31.4%          1997                24,248
    105        3,700,000      2/24/2005           73.0%             73.0%          1996                29,025
    106        4,160,000      10/1/2004           59.0%             59.0%          2002                17,665
    107        3,500,000       2/3/2005           68.6%             65.2%        1916/2004                 23
    108        2,580,000       5/4/2005           71.7%             63.5%        1950/1999                 72
    109        3,300,000      1/12/2005           51.1%             51.1%          2004                10,055

--------------------------------------------------------------------------------------------------------------
                                                  67.6%             62.7%
==============================================================================================================




                                              LOAN
              UNITS/                       BALANCE PER
                SF/                         UNIT/SF/                       OCCUPANCY
               PADS/     NET RENTABLE         PAD/          OCCUPANCY        AS OF           U/W            U/W
  SEQUENCE     KEYS        AREA (SF)           KEY           PERCENT          DATE         REVENUES       EXPENSES
  --------     ----        ---------           ---           -------          ----         --------       --------

     1          SF               811,791      $246            96.0%        4/30/2005       $30,037,373    $11,365,474
     2          SF               340,779       556            95.6%         1/3/2005        24,864,113      8,837,729
     3          SF               825,061       293            87.1%         3/1/2005        28,613,628     10,789,119
     4          SF             1,043,411       110            94.8%        5/26/2005        17,562,427      6,457,247

    5.1         SF               328,368                      89.2%         5/1/2005         4,820,731      1,821,905
    5.2         SF               209,684                      98.9%         5/1/2005         4,481,635      2,263,488
    5.3         SF               335,376                      71.3%         5/1/2005         4,688,616      2,340,137
    5.4         SF               136,246                      91.1%         5/1/2005         2,584,691        881,111
    5.5         SF               217,950                      95.1%         5/1/2005         3,861,621      2,524,038
    5.6         SF                76,666                      92.9%         5/1/2005         1,144,153        448,388
    5.7         SF                76,999                      80.8%         5/1/2005         1,052,858        491,560
    5.8         SF                61,862                      85.6%         5/1/2005           821,249        356,490
     5          SF             1,443,151       70             87.1%         5/1/2005        23,455,554     11,127,117

     6         Units             528,192     136,143          95.0%         4/1/2005         8,975,744      2,669,263
     7          SF               309,092       272            95.6%        4/30/2005        18,147,823      6,699,023
     8          SF             1,000,189       77             96.0%        3/31/2005        19,150,879      7,117,780

    9.1         SF               591,189                      93.0%         3/1/2005
    9.2         SF               136,221                      83.7%         3/1/2005
     9          SF               727,410       96             91.2%         3/1/2005        13,635,120      6,933,252

    10.1        SF               251,496                      94.9%         5/1/2005         5,279,208      2,984,592
    10.2        SF               118,905                     100.0%         7/1/2005         2,685,423        994,249
     10         SF               370,401       97             96.6%         Various          7,964,631      3,978,841
    11.1        SF               287,640                      78.3%         5/1/2005         3,874,555      2,128,114
    11.2        SF               115,229                      56.4%         5/1/2005
     11         SF               402,869       39             72.0%         5/1/2005         3,874,555      2,128,114

     12         SF               245,993       41             92.4%        4/28/2005         1,443,698        379,837
     13         SF                74,715       84            100.0%        4/18/2005         1,085,455        375,963
     14         SF               124,614       224           100.0%        4/28/2005         3,442,983        547,254

     15         SF               149,993       280            89.1%         4/1/2005         6,199,900      1,851,161
     16        Keys              183,100     133,372          73.6%        4/30/2005        14,703,718     10,779,600
     17        Units             104,615     347,222         100.0%         7/1/2005         4,253,644      1,494,009
     18        Units             428,553     77,830           80.8%         5/1/2005         5,350,719      1,978,220
     19         SF               345,600       93            100.0%        3/28/2005         3,970,626        980,303
     20         SF               121,514       251            96.0%        3/15/2005         3,562,452        999,248
     21         SF               174,921       173            89.4%        5/17/2005         5,715,598      2,325,014
     22         SF               144,938       190           100.0%        3/22/2005         3,836,862      1,028,068
     23        Units             325,452     77,485           94.7%         4/1/2005         3,603,183      1,726,062
     24        Keys              105,258     126,782          80.6%        3/31/2005         7,963,701      4,608,394
     25         SF               293,613       78             86.6%         5/1/2005         4,442,604      2,108,678
     26         SF               195,194       117            79.5%         5/1/2005         4,241,808      1,663,665
     27         SF               107,358       200            92.8%         6/9/2005         2,377,357        404,704

     28        Keys               87,181     84,182           78.6%        2/28/2005         3,042,022      1,817,821
     29        Keys               72,040     80,036           72.3%        2/28/2005         3,210,206      1,694,438

     30         SF                80,609       230            93.0%         2/1/2005         2,373,200        763,042

     31        Keys               88,680     66,095           62.0%        5/31/2005         2,662,713      1,615,934
     32        Keys               77,028     85,456           73.5%        5/31/2005         2,536,804      1,531,286

     33         SF               141,686       124            92.4%        4/15/2005         2,876,088        936,991

    34.1        SF                72,520                     100.0%         7/1/2005
    34.2        SF                92,236                     100.0%         7/1/2005
    34.3        SF                86,479                     100.0%         7/1/2005
    34.4        SF                94,655                     100.0%         7/1/2005
     34         SF               345,890       50            100.0%         7/1/2005         1,813,219         54,397

     35        Keys               61,980     102,966          84.2%        2/28/2005         2,667,260      1,605,258
     36        Keys               73,815     60,134           69.4%        2/28/2005         2,686,913      1,731,188

     37        Units             280,844     60,357           90.7%        5/16/2005         2,606,841      1,228,822
     38        Units             241,524     54,820           91.9%        4/13/2005         2,643,230      1,213,583

     39        Keys               60,113     70,386           68.2%        2/28/2005         2,614,723      1,633,228
     40        Keys               65,061     89,993           74.0%        5/31/2005         2,344,942      1,473,349

     41         SF               280,645       55            100.0%        3/16/2005         2,145,560        648,838

     42        Keys               62,625     94,497           76.4%        2/28/2005         2,388,841      1,347,088
     43        Keys               45,230     88,555           71.5%        2/25/2005         2,277,943      1,374,195

     44        Units              91,031     74,889           90.0%        3/31/2005         1,691,497        746,948
     45        Units             192,830     70,889           91.1%        4/14/2005         2,141,234      1,021,545
     46         SF                60,080       208           100.0%        2/11/2005         1,151,545         23,031
     47         SF               107,256       114           100.0%        5/20/2005         2,315,620        723,698
     48         SF               140,484       87             93.2%        3/24/2005         2,995,749      1,380,326
     49        Keys               95,496     71,625           65.4%        5/25/2005         3,417,306      1,976,290
     50         SF               132,336       88            100.0%         7/1/2005         1,139,364         11,394
     51        Keys               93,897     87,466           78.3%        2/28/2005         3,483,296      2,164,153

    52.1       Units             173,572                      93.6%        5/18/2005
    52.2       Units             175,798                      93.0%        5/18/2005
     52        Units             349,370     22,527           93.5%        5/18/2005         2,678,412      1,298,913

     53         SF               169,310       64             91.6%        4/30/2005         1,538,290        396,337
     54         SF               322,560       33            100.0%         3/7/2005         1,141,455        217,175
     55         SF               145,120       72            100.0%         7/1/2005         1,133,606         34,008
     56        Keys               78,296     68,076           66.2%        2/25/2005         3,631,451      2,440,987
     57         SF                88,729       116           100.0%        5/18/2005         1,429,459        424,474
     58         SF               131,082       74             96.7%        6/13/2005         1,508,492        725,641
     59         SF               263,328       34             93.3%        4/26/2005         1,123,654        271,281
     60         SF               284,150       32             96.6%        4/28/2005         4,927,462      2,249,554
     61         SF                52,489       166           100.0%         4/1/2005         1,125,618        304,986
     62         SF               200,000       43            100.0%        2/21/2005         1,164,052        301,023
     63         SF                93,912       92            100.0%        6/17/2005           832,998         21,356

     64        Keys               71,730     49,406           66.3%        2/28/2005         2,000,118      1,372,581
     65        Keys               71,730     34,114           55.7%        2/28/2005         1,520,665      1,167,699

     66         SF                60,772       132           100.0%         7/1/2005         1,010,563         30,317
     67         SF                70,183       111           100.0%         7/1/2005         1,090,441        110,255

    68.1        SF                13,050                     100.0%         7/1/2005
    68.2        SF                13,050                     100.0%         7/1/2005
     68         SF                26,100       294           100.0%         7/1/2005           652,877         21,059

     69         SF                46,431       162           100.0%        5/31/2005           921,880        208,173

    70.1       Pads                                           83.5%         4/1/2005
    70.2       Pads                                           93.5%         4/1/2005
     70        Pads                          37,487           88.2%         4/1/2005           893,833        291,450

     71         SF               156,603       46            100.0%         3/1/2005         1,290,563        271,363
     72        Units             103,764      6,222           81.1%        4/19/2005         1,121,605        415,387
     73        Units              74,085     64,094           99.1%         4/7/2005         1,109,736        477,434
     74         SF               142,583       48             97.3%        3/15/2005         1,800,851        994,912
     75         SF                86,010       78            100.0%        11/30/2004        1,144,398        315,831
     76         SF                60,154       111           100.0%        2/21/2005         1,115,956        298,251
     77        Keys               48,922     74,598           71.1%        2/25/2005         2,155,018      1,299,420
     78         SF                48,550       132           100.0%        5/18/2005           958,076        274,633
     79         SF               150,058       41            100.0%         6/3/2005           907,853        266,236
     80        Keys               56,843     55,958           62.1%        2/28/2005         2,297,503      1,554,876
     81         SF                43,304       142            92.5%        4/30/2005           907,409        283,924
     82        Pads                          33,295           98.3%         5/4/2005           681,910        172,066
     83         SF               100,404       57            100.0%        5/16/2005           948,415        239,857
     84         SF                72,500       76            100.0%        1/27/2005           700,000         14,000
     85        Units              35,880     98,262           88.2%        3/31/2005           655,941        313,334

     86         SF                21,581       166           100.0%         3/1/2005           425,531         93,541
     87         SF                 5,321       188           100.0%        3/30/2005           117,801         22,196

     88        Units              75,900     75,000          100.0%         5/5/2005           619,412        224,808
     89         SF                44,271       99            100.0%         5/3/2005           609,413        127,034
     90        Units              25,347     135,484          90.3%         5/1/2005           487,060        136,262
     91         SF                53,376       75             95.0%        3/16/2005           600,748        139,014
     92        Units              34,600     83,696          100.0%        4/19/2005           543,810        218,429
     93         SF                20,065       184            62.0%        1/18/2005           419,167         92,813
     94         SF                14,820       250           100.0%         7/1/2005           326,000          7,261
     95         SF                48,020       76            100.0%        4/21/2005           474,828        108,405
     96         SF                14,905       241           100.0%         7/1/2005           341,550          7,576
     97         SF                14,820       242           100.0%         7/1/2005           317,000          7,081
     98        Units              81,770      6,303           67.1%        4/26/2005           505,619        215,384
     99        Units              86,690      6,255           79.6%        4/26/2005           536,172        245,114
    100        Units              23,695      7,729           79.0%         3/7/2005           692,512        259,801
    101         SF                21,629       148            94.3%         5/1/2005           467,670        103,806
    102        Units              50,542     45,652           89.9%        5/20/2005           567,669        288,307
    103        Units              40,915      8,143           99.2%        5/25/2005           505,303        165,714
    104         SF                24,248       114           100.0%        3/28/2005           346,773         59,533
    105         SF                29,025       93             89.0%        2/21/2005           446,746        158,917
    106         SF                17,665       139           100.0%         2/7/2005           405,286         97,257
    107        Units              22,750     104,348         100.0%        2/17/2005           328,773        108,569
    108        Units              97,466     27,083           93.1%        5/10/2005           436,810        257,726
    109         SF                10,555       168           100.0%         7/1/2005           238,107          7,143

----------------------------------------------------------------------------------------------------------------------

======================================================================================================================




                                                                 U/W
                                                             REPLACEMENT
                                               U/W             RESERVES             MOST                  MOST
                    U/W          U/W       REPLACEMENT        PER UNIT/            RECENT                RECENT
  SEQUENCE       CASH FLOW      DSCR         RESERVES        SF/ PAD/KEY       STATEMENT TYPE           END DATE
  --------       ---------      ----       -----------       ------------      --------------           --------

     1         $17,765,852      1.70x         $278,172            $0.34          Full Year             12/31/2004
     2          15,575,037      1.29x           51,117             0.15          Full Year             12/31/2004
     3          16,834,132      1.40x          165,012             0.20          Full Year             12/31/2004
     4          10,618,972      1.87x          118,375             0.11          Full Year             12/31/2004

    5.1          2,508,693                      68,957             0.21          Full Year             12/31/2004
    5.2          1,846,572                      41,937             0.20          Full Year             12/31/2004
    5.3          1,903,002                      67,726             0.20          Full Year             12/31/2004
    5.4          1,481,094                      27,249             0.20          Full Year             12/31/2004
    5.5          1,096,782                      44,440             0.20          Full Year             12/31/2004
    5.6            597,395                      15,333             0.20          Full Year             12/31/2004
    5.7            444,152                      15,400             0.20          Full Year             12/31/2004
    5.8            370,240                      12,372             0.20          Full Year             12/31/2004
     5          10,247,930      1.54x          293,414             0.20          Full Year             12/31/2004

     6           6,167,656      1.11x          138,825            225.0    Annualized Most Recent      3/31/2005
     7          10,984,006      2.65x           61,818             0.20    Annualized Most Recent      10/31/2004
     8          10,889,752      2.06x          300,057             0.30          Full Year             12/31/2004

    9.1
    9.2
     9           6,293,588      1.57x          145,482             0.20          Full Year             12/31/2004

    10.1         1,814,526                      54,021             0.21          Full Year             12/31/2004
    10.2         1,517,811                      23,781             0.20          Full Year             12/31/2004
     10          3,332,337      1.39x           77,802             0.21          Full Year             12/31/2004
    11.1         1,402,426                      57,528             0.20          Full Year             12/31/2004
    11.2                                                                         Full Year             12/31/2004
     11          1,402,426      1.39x           57,528             0.14          Full Year             12/31/2004

     12          1,010,549      2.11x           13,002             0.05          Full Year             12/31/2004
     13            655,803      2.11x           14,196             0.19          Full Year             12/31/2004
     14          2,777,326      2.11x           18,692             0.15          Full Year             12/31/2004

     15          4,199,385      1.31x           14,899             0.10    Annualized Most Recent      3/31/2005
     16          3,335,969      1.22x          588,149         1,922.06    Trailing Twelve Months      4/30/2005
     17          2,707,255      1.29x           52,380            485.0          Full Year             12/31/2004
     18          3,266,499      1.55x          106,000            250.0    Trailing Twelve Months      5/31/2005
     19          2,696,563      1.58x           51,840             0.15
     20          2,486,608      1.20x           18,227             0.15          Full Year             12/31/2004
     21          3,080,627      1.48x           36,195             0.21          Full Year             12/31/2004
     22          2,656,887      1.43x           21,741             0.15          Full Year             12/31/2004
     23          1,808,720      1.26x           68,400            200.0    Annualized Most Recent      3/31/2005
     24          3,036,759      1.74x          318,548         1,685.44    Trailing Twelve Months      3/31/2005
     25          1,993,978      1.23x           58,723             0.20          Full Year             12/31/2004
     26          2,361,001      1.55x           39,039             0.20          Full Year             12/31/2004
     27          1,924,906      1.32x           15,030             0.14

     28          1,102,521      1.68x          121,681         1,014.01    Trailing Twelve Months      2/28/2005
     29          1,387,359      1.68x          128,408         1,019.11    Trailing Twelve Months      2/28/2005

     30          1,497,434      1.24x           16,122             0.20   Annualized Most Recenet      4/30/2005

     31            940,271      1.38x          106,509           750.06    Trailing Twelve Months      2/28/2005
     32            904,046      1.38x          101,472           994.82    Trailing Twelve Months      2/28/2005

     33          1,885,265      2.14x           21,256             0.15

    34.1
    34.2
    34.3
    34.4
     34          1,671,600      1.36x           87,223             0.25

     35            955,312      1.43x          106,690         1,212.39    Trailing Twelve Months      2/28/2005
     36            848,249      1.43x          107,477           814.22    Trailing Twelve Months      2/28/2005

     37          1,315,019      1.51x           63,000            225.0    Annualized Most Recent      3/31/2005
     38          1,348,822      1.48x           80,825            265.0    Annualized Most Recent      3/31/2005

     39            876,906      1.42x          104,589           950.81    Trailing Twelve Months      2/28/2005
     40            777,796      1.42x           93,798         1,065.89    Trailing Twelve Months      2/28/2005

     41          1,353,847      1.25x           42,097             0.15    Annualized Most Recent      11/30/2004

     42            946,199      1.60x           95,554         1,137.55    Trailing Twelve Months      2/28/2005
     43            812,630      1.60x           91,118         1,168.18    Trailing Twelve Months      2/28/2005

     44            899,549      1.26x           45,000            250.0          Full Year             12/31/2004
     45          1,069,648      1.26x           50,040            278.0          Annualized            3/31/2005
     46          1,069,826      1.23x           17,573             0.29          Full Year             12/31/2004
     47          1,521,327      2.52x           16,088             0.15    Annualized Most Recent      3/31/2005
     48          1,453,866      1.26x           28,097             0.20          Full Year             12/31/2004
     49          1,304,324      1.50x          136,692           833.49    Trailing Twelve Months      4/30/2005
     50          1,101,503      2.21x           26,467             0.20
     51          1,179,811      1.44x          139,332         1,071.78    Trailing Twelve Months      2/28/2005

    52.1
    52.2
     52          1,236,529      1.51x          142,970           290.59          Full Year             12/31/2004

     53          1,052,582      1.50x           31,746             0.19    Annualized Most Recent      3/31/2005
     54            877,448      1.20x           16,128             0.05          Full Year             12/31/2004
     55          1,085,085      1.53x           14,512             0.10
     56          1,045,206      1.34x          145,258           943.23    Trailing Twelve Months      2/28/2005
     57            912,922      1.34x           19,520             0.22    Annualized Most Recent      3/31/2005
     58            681,186      1.30x           25,889             0.20          Full Year             12/31/2004
     59            770,308      1.25x           13,166             0.05    Annualized Most Recent      4/30/2005
     60          2,170,439      5.06x           99,453             0.35          Full Year             12/31/2004
     61            748,198      1.25x           10,498             0.20
     62            814,904      1.78x           20,000             0.10    Annualized Most Recent      1/31/2005
     63            700,510      1.22x           11,269             0.12

     64            547,532      1.40x           80,005           784.36    Trailing Twelve Months      2/28/2005
     65            292,139      1.40x           60,827           675.86    Trailing Twelve Months      2/28/2005

     66            951,771      2.53x            9,116             0.15
     67            946,608      2.59x           10,527             0.15          Full Year             12/31/2004

    68.1
    68.2
     68            628,555      1.47x            3,263             0.13

     69            651,489      1.28x            9,286             0.20          Full Year             12/31/2004

    70.1
    70.2
     70            592,633      1.21x            9,750            50.52    Annualized Most Recent      3/31/2005

     71            956,716      1.93x           23,490             0.15          Full Year             12/31/2004
     72            690,637      1.47x           15,581            13.85          Full Year             12/31/2004
     73            601,286      1.24x           31,016           284.55          Full Year             12/31/2004
     74            634,839      1.42x           28,517             0.20          Full Year             12/31/2004
     75            800,944      2.53x           12,888             0.15    Annualized Most Recent      9/30/2004
     76            793,407      2.52x            9,023             0.15
     77            769,397      1.59x           86,201           990.82    Trailing Twelve Months      2/28/2005
     78            634,407      1.44x            7,768             0.16
     79            572,244      1.80x           15,006             0.10          Full Year             12/31/2004
     80            650,727      1.43x           91,900           835.45    Trailing Twelve Months      1/31/2005
     81            552,690      1.32x            6,496             0.15
     82            500,844      1.26x            9,000             50.0    Annualized Most Recent      12/31/2004
     83            675,386      2.33x           15,061             0.15
     84            686,000      2.61x
     85            328,539      1.24x           14,068           275.84          Full Year             12/31/2004

     86            306,093      1.25x            4,316             0.20
     87             88,635      1.25x            1,650             0.31

     88            379,604      1.29x           15,000            250.0    Annualized Most Recent      3/31/2005
     89            479,723      2.34x            2,656             0.06
     90            339,948      1.20x           10,850            350.0    Annualized Most Recent      4/30/2005
     91            453,730      2.25x            8,005             0.15    Annualized Most Recent      9/30/2004
     92            311,581      1.54x           13,800            300.0    Annualized Most Recent      3/31/2005
     93            314,336      1.22x            2,608             0.13          Full Year             12/31/2004
     94            317,257      1.27x            1,482             0.10
     95            336,170      1.36x            7,203             0.15          Full Year             12/31/2004
     96            332,483      1.35x            1,491             0.10
     97            308,437      1.24x            1,482             0.10
     98            282,058      1.26x            8,177            15.63          Full Year             12/31/2004
     99            283,101      1.29x            7,957            15.33          Full Year             12/31/2004
    100            428,778      2.02x            3,933             9.50          Full Year             12/31/2004
    101            341,370      1.55x            3,244             0.15          Full Year             12/31/2004
    102            262,112      1.18x           17,250            250.0    Trailing Twelve Months      4/30/2005
    103            333,452      1.71x            6,137            16.68    Annualized Most Recent      4/30/2005
    104            282,390      1.07x            4,850             0.20          Full Year             12/31/2004
    105            274,599      1.82x            4,354             0.15          Full Year             12/31/2004
    106            299,820      2.41x            2,650             0.15    Annualized Most Recent      7/31/2004
    107            211,881      1.23x            8,323           361.86          Full Year             12/31/2004
    108            158,923      1.24x           20,160            280.0          Full Year             12/31/2004
    109            229,455      2.90x            1,508             0.15

--------------------------------------------------------------------------------------------------------------------
                                1.59X
====================================================================================================================




                 MOST         FULL           FULL
                RECENT        YEAR           YEAR
  SEQUENCE       NOI        END DATE         NOI       LARGEST TENANT
  --------       ---        --------         ---       --------------

     1        $17,773,546  12/31/2003    $17,918,083   U.S. Securities and Exchange Commission
     2         14,842,171  12/31/2003     15,380,061   Eddie Bauer
     3         16,164,311  12/31/2003     13,046,962   GMAC Mortgage Corporation
     4         10,700,548  12/31/2003     10,896,533   Macy's

    5.1         3,108,615  12/31/2003      3,204,377   General Electric Company
    5.2         2,820,807  12/31/2003      2,768,932   Verizon c/o Cushman & Wakefield
    5.3         2,786,657  12/31/2003      2,717,534   National Health Services, Inc.
    5.4         1,681,563  12/31/2003      1,535,158   Stored Value Systems
    5.5         1,879,448  12/31/2003      1,953,461   Fallon Community Health Plan
    5.6           622,209  12/31/2003        666,964   Johnson Controls, Inc.
    5.7           444,073  12/31/2003        649,799   Horizon Research International
    5.8           610,693  12/31/2003        529,427   Airlines Reporting Corp.
     5         13,954,065  12/31/2003     14,025,652

     6          6,393,422  12/31/2004      6,086,389
     7         11,840,737  12/31/2003     11,456,006   Forever 21
     8          9,549,071  12/31/2003      8,678,762   New York City School Construction Authority

    9.1                                                AmSouth
    9.2                                                IKON Office Solutions
     9          6,014,062  12/31/2003      6,030,322

    10.1        2,425,243  12/31/2003      2,408,883   Staten Island University Hospital
    10.2        2,163,787  12/31/2003      2,082,362   IPC (US), Inc.
     10         4,589,030  12/31/2003      4,491,245
    11.1        1,696,268  12/31/2003      1,903,970   GSA
    11.2          744,188  12/31/2003        633,838   Southwestern Bell Yellow Pages
     11         2,440,456  12/31/2003      2,537,808

     12         1,173,414  12/31/2003      1,130,038   Home Depot
     13           808,157  12/31/2003        739,974   Super Stop & Shop
     14         3,094,120  12/31/2003      3,089,791   Edward's Multiplex-Regal

     15         4,058,060                              Pavilions
     16         4,029,779  12/31/2004      3,446,118
     17         2,978,460  12/31/2003      2,969,334
     18         3,029,004  12/31/2004      2,578,752
     19                                                PPD Development LP
     20         2,399,444  12/31/2003      2,348,570   Albertsons
     21         2,713,761  12/31/2003      2,698,089   Old Country Buffet
     22         2,802,474  12/31/2003      2,958,131   Regal Cinema
     23         1,861,344  12/31/2004      1,401,422
     24         3,958,173  12/31/2004      3,641,649
     25         1,386,286  12/31/2003      1,783,420   Hartford Fire Insurance
     26         3,337,537  12/31/2003      2,673,941   Royal Indemnity Co.
     27                                                Off Broadway Shoes

     28         1,195,392  12/31/2004      1,176,911
     29         1,283,374  12/31/2004      1,287,289

     30         1,591,812  12/31/2004      1,541,348   Marriott International, Inc.

     31         1,090,515  12/31/2004      1,086,313
     32         1,007,200  12/31/2004        994,481

     33                                                Linens N Things

    34.1                                               Kmart
    34.2                                               Kmart
    34.3                                               Kmart
    34.4                                               Kmart
     34

     35         1,052,329  12/31/2004      1,025,837
     36           936,759  12/31/2004        903,717

     37         1,792,116  12/31/2004      1,044,874
     38         1,483,584  12/31/2004      1,186,296

     39           976,983  12/31/2004        963,987
     40           857,297  12/31/2004        845,682

     41         1,594,561  12/31/2003      1,355,634   Adva-Lite, Inc.

     42         1,044,294  12/31/2004      1,038,980
     43           900,553  12/31/2004        897,540

     44           724,864  12/31/2003        594,722
     45         1,310,817  12/31/2004      1,229,775
     46         1,174,594  12/31/2003      1,153,273   Mitsuwa
     47         1,361,212  12/31/2004      1,653,358   Party City
     48         1,540,859  12/31/2003      1,473,094   Great America Leasing Corp.
     49         1,453,426  12/31/2004      1,331,292
     50                                                American Express
     51         1,312,767  12/31/2004      1,213,295

    52.1
    52.2
     52         1,385,398  12/31/2003      1,401,531

     53         1,360,484  12/31/2004      1,269,425   Publix
     54           118,795                              Amcor Pet Packaging
     55                                                Flextronics
     56         1,159,449  12/31/2004      1,217,243
     57         1,243,664  12/31/2004      1,083,283   Basha's
     58           778,589  12/31/2003        633,413   Gay & Lesbian Community Service Ctr
     59         1,000,374                              Bender
     60         2,741,788  12/31/2003      2,013,152   Tiger Button Company, Inc.
     61                                                Corinthian Colleges
     62           957,587   6/30/2004        994,920   Bunzl Distribution Northeast
     63                                                MODEC Intl

     64           630,396  12/31/2004        646,235
     65           356,810  12/31/2004        359,594

     66                                                CarMax
     67           926,850  12/31/2003        947,711   Cinemark USA

    68.1                                               CVS
    68.2                                               CVS
     68

     69           587,963  12/31/2003        473,593   Provena Hospital

    70.1
    70.2
     70           691,055  12/31/2004        581,922

     71         1,094,615  12/31/2003      1,081,732   Kmart
     72           613,543  12/31/2003        369,216
     73           461,294  12/31/2003        488,303
     74           876,115  12/31/2003        899,386   Health Plan of Mich.
     75           889,470  12/31/2003        771,484   Best Buy
     76                                                Office Depot
     77           844,776  12/31/2004        834,608
     78                                                HFE Corporate Office
     79           919,365  12/31/2003        934,363   Henkel Adhesives
     80           741,415  12/31/2004        695,593
     81                                                Centex
     82           526,248  12/31/2003        437,503
     83                                                Gordmans
     84                                                Mac Tools
     85           324,620  12/31/2003        302,264

     86                                                Virginia Mason
     87                                                Lakeshore Learning

     88           398,588
     89                                                Publix
     90           385,480
     91           487,588  12/31/2003        424,308   Ross Dress For Less
     92           342,256  12/31/2004        353,663
     93            42,056                              Wells Fargo
     94                                                Walgreens
     95           410,088  12/31/2003        344,932   Piggly Wiggly
     96                                                Walgreens
     97                                                Walgreens
     98           249,093  12/31/2003        243,144
     99           259,768  12/31/2003        230,140
    100           471,020  12/31/2003        446,397
    101           268,098                              Fuddruckers Restaurant
    102           260,593  12/31/2004        154,059
    103           347,144  12/31/2003        327,300
    104           299,796  12/31/2003        302,358   US Government
    105           298,152  12/31/2003        254,371   CVS
    106           265,198                              Hollywood Video
    107           203,646  12/31/2003        152,218
    108           156,949  12/31/2003        162,273
    109                                                CVS

----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================




                                                                                                        SECOND     SECOND
              LARGEST    LARGEST     LARGEST                                                            LARGEST   LARGEST
              TENANT     TENANT      TENANT                                                             TENANT     TENANT
              LEASED      % OF        LEASE                                                             LEASED      % OF
  SEQUENCE      SF      TOTAL SF   EXPIRATION                  SECOND LARGEST TENANT                      SF      TOTAL SF
  --------      --      --------   ----------                  ---------------------                      --      --------

     1         168,588     21%      3/31/2012  New York University                                         94,076   12%
     2          18,406     5%       1/31/2009  Gap                                                          9,656    3%
     3         170,518     21%      4/19/2008  Rutan & Tucker, LLP                                        100,088   12%
     4         231,698     22%      2/24/2086  Sears                                                      181,450   17%

    5.1        100,912     31%      3/31/2012  Aperture Credentialing, Inc.                                46,904   14%
    5.2        109,059     52%      5/31/2007  McLane, Graf, Raulerston & Middleton                        57,426   27%
    5.3         55,280     16%      9/30/2011  Central Bancshares, Inc.                                    19,201    6%
    5.4         34,055     25%      8/31/2008  Merrill Lynch                                               21,916   16%
    5.5        115,034     53%      3/31/2020  The Premier Insurance Co.                                   33,250   15%
    5.6         45,295     59%      9/30/2014  New Hampshire Insurance Co.                                 16,133   21%
    5.7          9,271     12%      6/30/2008  Mooser & Freibert Land Title Co., LLC                        7,463   10%
    5.8         24,642     40%     10/31/2005  TEKSystems, Inc.                                             6,354   10%
     5

     6
     7          15,146     5%       4/30/2013  Abercrombie & Fitch                                          9,624    3%
     8         480,651     48%      9/30/2011  New York City Department of Design and Construction        210,191   21%

    9.1        270,649     46%      7/31/2013  Bass, Berry & Sims                                         122,509   21%
    9.2         14,080     10%      9/30/2008  Colonial Bank                                               11,485    8%
     9

    10.1        82,388     33%     12/31/2006  ACS State & Local Solutions, Inc.                           49,023   19%
    10.2        87,237     73%      5/31/2010  Sony Electronics, Inc.                                      31,668   27%
     10
    11.1        51,952     18%      1/31/2012  Chesapeake Energy Corporation                               27,172    9%
    11.2        15,218     13%      9/30/2005  SoftBrands Hospitality                                      12,479   11%
     11

     12        132,394     54%      1/31/2027  Food 4 Less                                                 50,503   21%
     13         58,105     78%      6/30/2021  Blockbuster                                                  4,575    6%
     14        124,614    100%     12/31/2019

     15         48,000     32%      6/30/2019  CVS                                                         13,013    9%
     16
     17
     18
     19        211,269     61%      3/31/2015  Texas Workers' Compensation Commission                     120,621   35%
     20         50,942     42%      12/1/2018  Denny's                                                      5,833    5%
     21          9,057     5%       2/1/2022   Rainbow                                                      6,838    4%
     22         56,095     39%     11/30/2019  Bed Bath & Beyond                                           29,975   21%
     23
     24
     25        107,798     37%      1/31/2008  Hiscock & Barclay                                           46,416   16%
     26         56,306     29%      1/31/2008  The Hartford                                                25,719   13%
     27         20,000     19%     11/30/2014  Party City                                                  11,500   11%

     28
     29

     30         10,699     13%      2/28/2009  Berkowitz, Trager & Trager LLC                               9,799   12%

     31
     32

     33         30,000     21%      1/31/2015  Cost Plus                                                   18,300   13%

    34.1        72,520    100%     12/31/2017
    34.2        92,236    100%     12/31/2017
    34.3        86,479    100%      3/21/2013
    34.4        94,655    100%     12/31/2017
     34

     35
     36

     37
     38

     39
     40

     41         81,000     29%      8/31/2008  Eckerd Corporation                                          76,800   27%

     42
     43

     44
     45
     46         60,080    100%      5/30/2018
     47         15,560     15%      2/28/2011  Chuck E Cheese                                               9,562    9%
     48         58,739     42%     11/24/2013  IES Utilities                                               18,052   13%
     49
     50        132,336    100%     11/30/2014
     51

    52.1
    52.2
     52

     53         36,960     22%     12/23/2017  Big Lots                                                    27,408   16%
     54        141,120     44%      6/30/2010  Pflug Packaging                                            100,800   31%
     55        145,120    100%      6/30/2017
     56
     57         51,500     58%      11/4/2017  Orthopedic Clinic Assoc. PC                                  4,630    5%
     58          9,725     7%       4/30/2006  Ninos Latinos                                                5,365    4%
     59        154,249     59%      4/30/2007  Amerimax                                                    91,445   35%
     60         18,000     6%      12/31/2012  Kaleidoscope Imaging of New York, Inc.                      16,000    6%
     61         29,549     56%     11/30/2014  Pasquinelli                                                 20,435   39%
     62        100,000     50%      8/31/2016  Procter & Gamble Hair Care                                 100,000   50%
     63         48,627     52%      8/31/2014  FMC Technologies                                            45,285   48%

     64
     65

     66         60,772    100%     10/31/2020
     67         70,183    100%      2/28/2025

    68.1        13,050    100%      9/13/2020
    68.2        13,050    100%      6/7/2020
     68

     69         26,303     57%     12/31/2009  Renal Research Institute                                    14,044   30%

    70.1
    70.2
     70

     71         94,841     61%     12/31/2020  Giant Eagle                                                 45,562   29%
     72
     73
     74         26,702     19%      5/31/2009  Kenmar Corp.                                                23,555   17%
     75         30,444     35%      1/31/2016  Office Depot                                                30,122   35%
     76         15,500     26%      2/28/2019  Pier One                                                    10,679   18%
     77
     78          9,025     19%      5/10/2009  Kringles                                                     8,845   18%
     79         52,491     35%      9/30/2006  All Architectural                                           32,925   22%
     80
     81         22,623     52%     12/14/2007  Miller Heiman                                               11,500   27%
     82
     83         55,126     55%      1/31/2014  Best Buy                                                    45,278   45%
     84         72,500    100%      1/31/2015
     85

     86         21,581    100%      6/30/2015
     87          5,321    100%      1/31/2011

     88
     89         44,271    100%     11/30/2024
     90
     91         30,122     56%      1/31/2014  Bed, Bath & Beyond                                          20,579   39%
     92
     93          2,400     12%      1/31/2010  UPS                                                          1,383    7%
     94         14,820    100%      4/30/2030
     95         38,000     79%     11/30/2022  Cleaners Depot Drycleaning                                   3,200    7%
     96         14,905    100%      7/31/2023
     97         14,820    100%      4/30/2030
     98
     99
    100
    101          6,000     28%      8/22/2014  Hicks from the Sticks                                        3,000   14%
    102
    103
    104         24,248    100%     10/31/2012
    105          8,993     31%      1/31/2013  Concord Billiards                                            4,830   17%
    106          6,282     36%     12/31/2013  Payless Shoe Store                                           2,800   16%
    107
    108
    109         10,055    100%      1/31/2030

---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================




                 SECOND                                                               THIRD      THIRD        THIRD
                 LARGEST                                                             LARGEST    LARGEST      LARGEST
                 TENANT                                                               TENANT     TENANT      TENANT
                  LEASE                                                               LEASED      % OF        LEASE
  SEQUENCE     EXPIRATION                     THIRD LARGEST TENANT                      SF     TOTAL SF    EXPIRATION   % OF POOL
  --------     ----------                     --------------------                      --     --------    ----------   ---------

     1         12/31/2017    Moneyline Network                                          56,196     7%       9/30/2011      9.3%
     2          3/31/2010    Express                                                     8,956     3%       1/31/2013      8.8%
     3          8/31/2009    Comerica Bank                                              63,320     8%      11/30/2013      6.1%
     4          11/2/2036    Hecht's                                                   162,337    16%       2/24/2086      5.3%

    5.1         4/30/2008    Sprint United Management Co.                               37,086    11%       4/30/2006      1.1%
    5.2         5/31/2012    Merrill Lynch- Corp.Svcs.Finance                            8,817     4%       1/31/2010      1.0%
    5.3         4/30/2015    Deming, Malone, Livesay & Ostroff                          18,722     6%      12/31/2012      0.9%
    5.4         1/31/2012    DMI Furniture                                              12,830     9%       1/31/2006      0.5%
    5.5         8/31/2006    Amica Mutual Insurance Co.                                 14,822     7%       2/28/2007      0.5%
    5.6        12/31/2005    Aerotek, Inc.                                               4,093     5%       8/31/2007      0.3%
    5.7         1/31/2010    Countrywide Home Loans, Inc.                                6,720     9%       8/31/2005      0.2%
    5.8         1/31/2010    Tech Skills, LLC                                            5,212     8%      11/30/2006      0.2%
     5                                                                                                                     4.7%

     6                                                                                                                     3.9%
     7          9/30/2006    Victoria's Secret                                           9,175     3%       1/31/2011      3.9%
     8          1/21/2014    DeVry School                                              155,430    16%       4/30/2014      3.6%

    9.1         1/31/2010    Harwell Howard Hyne                                        35,925     6%       4/30/2012      2.6%
    9.2        12/31/2008    Media Financial Services, Inc.                              7,040     5%       9/30/2011      0.7%
     9                                                                                                                     3.2%

    10.1        2/28/2007    NY City Board of Elections                                 43,834    17%       8/31/2011      0.9%
    10.2       11/30/2010                                                                                                  0.8%
     10                                                                                                                    1.7%
    11.1        7/31/2006    Hinkle, Elkouri, LLC                                       26,976     9%       7/31/2006      0.7%
    11.2       10/31/2006    GSA - Office of Hearing & Appeals                           7,158     6%       1/31/2006
     11                                                                                                                    0.7%

     12        10/31/2011    Dollar General                                              8,384     3%       1/31/2008      0.5%
     13        12/31/2009    Only A Dollar                                               4,080     5%       5/31/2007      0.3%
     14                                                                                                                    1.3%

     15         6/30/2026    Beach Fire Grill                                            5,400     4%       7/31/2010      1.9%
     16                                                                                                                    1.9%
     17                                                                                                                    1.7%
     18                                                                                                                    1.5%
     19         9/30/2013    Texas Parks and Wildlife                                   13,710     4%      10/31/2007      1.5%
     20         1/31/2011    Oedo Restaurant                                             4,267     4%       1/31/2007      1.4%
     21         1/31/2015    Foot Action                                                 6,235     4%       1/31/2009      1.4%
     22         1/31/2010    TGI Friday's                                                6,414     4%       9/30/2009      1.3%
     23                                                                                                                    1.2%
     24                                                                                                                    1.1%
     25         8/31/2017    GSA- Social Security                                       20,484     7%       7/24/2015      1.1%
     26         3/31/2007    Hanover Corp. Office Center                                25,719    13%       2/1/2006       1.1%
     27        12/31/2014    Dollar Tree                                                10,000     9%       7/31/2015      1.0%

     28                                                                                                                    0.5%
     29                                                                                                                    0.5%

     30         7/31/2013    Leverte Associates, Inc.                                    8,960    11%       6/30/2014      0.9%

     31                                                                                                                    0.4%
     32                                                                                                                    0.4%

     33         1/31/2014    Petco                                                      15,000    11%       1/31/2015      0.8%

    34.1                                                                                                                   0.2%
    34.2                                                                                                                   0.2%
    34.3                                                                                                                   0.2%
    34.4                                                                                                                   0.2%
     34                                                                                                                    0.8%

     35                                                                                                                    0.4%
     36                                                                                                                    0.4%

     37                                                                                                                    0.8%
     38                                                                                                                    0.8%

     39                                                                                                                    0.4%
     40                                                                                                                    0.4%

     41         7/31/2010    First American Title                                       63,953    23%      12/31/2010      0.7%

     42                                                                                                                    0.4%
     43                                                                                                                    0.3%

     44                                                                                                                    0.6%
     45                                                                                                                    0.6%
     46                                                                                                                    0.6%
     47         4/14/2007    Capezio Dance Factory                                       8,898     8%       1/31/2009      0.6%
     48        12/31/2009    Wellmark, Inc.                                             14,483    10%      11/30/2005      0.6%
     49                                                                                                                    0.5%
     50                                                                                                                    0.5%
     51                                                                                                                    0.5%

    52.1                                                                                                                   0.3%
    52.2                                                                                                                   0.3%
     52                                                                                                                    0.5%

     53         3/31/2011    Home Goods                                                 25,000    15%       1/31/2009      0.5%
     54         5/17/2010    Packaging Plus                                             80,640    25%       6/30/2009      0.5%
     55                                                                                                                    0.5%
     56                                                                                                                    0.5%
     57         9/30/2007    Washington Mutual                                           3,600     4%       3/31/2006      0.5%
     58         8/31/2006    OC Multi-Housing Service                                    4,396     3%       1/31/2007      0.4%
     59         3/31/2009                                                                                                  0.4%
     60         9/30/2008    Vanguard Construction                                      15,600     5%      10/31/2010      0.4%
     61        11/30/2014    JSQ                                                         2,505     5%      11/30/2012      0.4%
     62         7/31/2009                                                                                                  0.4%
     63         8/31/2014                                                                                                  0.4%

     64                                                                                                                    0.2%
     65                                                                                                                    0.1%

     66                                                                                                                    0.4%
     67                                                                                                                    0.4%

    68.1                                                                                                                   0.1%
    68.2                                                                                                                   0.2%
     68                                                                                                                    0.4%

     69         2/28/2023    Orthopedic Associates of Kankakee                           6,317    14%      12/31/2014      0.3%

    70.1                                                                                                                   0.2%
    70.2                                                                                                                   0.2%
     70                                                                                                                    0.3%

     71         1/31/2016    Rent A Center                                               3,000     2%      12/31/2009      0.3%
     72                                                                                                                    0.3%
     73                                                                                                                    0.3%
     74         1/31/2010    Einstandig, Kline & Meehan                                  6,712     5%      12/31/2007      0.3%
     75        11/27/2013    Michael's Crafts                                           17,026    20%       2/28/2011      0.3%
     76         2/28/2015    Dollar Tree                                                10,000    17%       1/31/2009      0.3%
     77                                                                                                                    0.3%
     78         2/28/2010    Hard Luck Diner                                             4,135     9%       5/10/2009      0.3%
     79         4/30/2009    Alameda Electric                                           27,765    19%       4/30/2008      0.3%
     80                                                                                                                    0.3%
     81        12/31/2009    GC Wallace                                                  5,948    14%       3/31/2010      0.3%
     82                                                                                                                    0.3%
     83         1/31/2015                                                                                                  0.3%
     84                                                                                                                    0.3%
     85                                                                                                                    0.2%

     86                                                                                                                    0.2%
     87                                                                                                                    0.0%

     88                                                                                                                    0.2%
     89                                                                                                                    0.2%
     90                                                                                                                    0.2%
     91         1/31/2013                                                                                                  0.2%
     92                                                                                                                    0.2%
     93         4/1/2010     Quizno's                                                    1,350     7%       4/30/2014      0.2%
     94                                                                                                                    0.2%
     95         2/28/2014    Figaro's Pizza                                              1,820     4%       1/31/2007      0.2%
     96                                                                                                                    0.2%
     97                                                                                                                    0.2%
     98                                                                                                                    0.2%
     99                                                                                                                    0.2%
    100                                                                                                                    0.1%
    101         3/31/2010    John Deere                                                  2,500    12%      12/31/2009      0.1%
    102                                                                                                                    0.1%
    103                                                                                                                    0.1%
    104                                                                                                                    0.1%
    105         9/30/2008    Pat's Pizza                                                 3,280    11%       7/31/2007      0.1%
    106         6/30/2008    Radio Shack Corporation                                     2,500    14%       3/31/2009      0.1%
    107                                                                                                                    0.1%
    108                                                                                                                    0.1%
    109                                                                                                                    0.1%

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================


(i)      Administrative Fee Rate includes the Sub-Servicing Fee Rate.

(ii)     For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day yr. or a 365-day yr., the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day yr.
         consisting of twelve 30-day months. The actual amortization would be longer.

(iii)    Two Mortgage loans, loan numbers 20050818 and 20050817, are related to both codes BACM 05-3-I and BACM 05-3-J.

                                     ANNEX B

                              MULTIFAMILY SCHEDULE



   SEQUENCE      LOAN NUMBER   LOAN ORIGINATOR      PROPERTY NAME                                 CUT-OFF BALANCE
------------------------------------------------------------------------------------------------------------------

       6            58579      Bank of America      Mission Pointe Apartments                       $84,000,000
      17            58922      Bank of America      NYU Housing - 400 Broome Street                  37,500,000
      18           20050573    Barclays             The Mansions at Hockanum Crossing                33,000,000
      23            58906      Bank of America      Villas at West Oaks                              26,500,000
      37            58945      Bank of America      Cavalier Creekside Apartments                    16,900,000
      38            58720      Bank of America      Ashford Park Apartments                          16,720,000
      44            58838      Bank of America      Langham Apartments                               13,480,016
      45           20050788    Barclays             The Park Apartments                              12,760,000
      52            42720      BSCMI                Patricia Southway I & II Portfolio               11,083,074
      73            43236      BSCMI                1460 Macombs Road                                 6,986,257
      85            58840      Bank of America      Fontenoy Apartments                               5,011,361
      88            58960      Bank of America      South Hampton Townhomes                           4,500,000
      90            58872      Bank of America      Market Place Villas                               4,200,000
      92            58973      Bank of America      189-203  Britton Avenue                           3,850,000
      102          20050659    Barclays             West Haven Apartments                             3,150,000
      107           42924      BSCMI                104 West 190th Street                             2,400,000
      108          20050791    Barclays             Hampton Park & Moreland Parkway Apartments        1,950,000
------------------------------------------------------------------------------------------------------------------
                                                    TOTAL MULTIFAMILY LOANS                        $283,990,708




                                                                          STUDIO                      1 BEDROOM
                                                                    ----------------------------------------------
                                                                      # OF        AVG        # OF         AVG
   SEQUENCE                    UTILITIES TENANT PAYS                  UNITS      RENT        UNITS       RENT
------------------------------------------------------------------------------------------------------------------

       6                           Electric, Gas                                              302       $1,022
      17                    Electric, Gas, Sewer, Water                31                     12
      18                             Electric                                                 166        1,033
      23                      Electric, Sewer, Water                                          208         870
      37                    Electric, Gas, Sewer, Water                                       98          814
      38                           Electric, Gas                        5        $629         135         716
      44                                                               127        753         45          916
      45                           Electric, Gas                                              69         1,304
      52                              Various                                                 97          398
      73                             Electric                          12         664         56          687
      85                             Electric                          38         948         11         1,214
      88                             Electric
      90                           Electric, Gas                        9         717          5          826
      92                           Electric, Gas                                              22          915
      102                      Electric, Gas, Water                     1         600         27          718
      107                            Electric                                                  2          675
      108                            Electric                           3         430         37          538
------------------------------------------------------------------------------------------------------------------




                    2 BEDROOM             3 BEDROOM          4 BEDROOM AND LARGER
                -------------------------------------------------------------------------
   SEQUENCE       # OF        AVG        # OF       AVG       # OF           AVG           ELEVATORS
                  UNITS      RENT       UNITS       RENT      UNITS          RENT
-------------------------------------------------------------------------------------------------------

       6           315      $1,361                                                            No
      17           32                     24                    9                             Yes
      18           258       1,378                                                            No
      23           126       1,157        8        $1,667                                     No
      37           154       1,008        28       1,191                                      No
      38           159        847         6         940                                       Yes
      44            6        1,003        1         893         1           $2,556            Yes
      45           60        1,282        51       1,315                                      No
      52           332        454         63        498                                       No
      73           35         858         6         925                                       Yes
      85            2        2,556                                                            Yes
      88           60         930                                                             No
      90           14        1,019        3        1,388                                      Yes
      92           24        1,119                                                            No
      102          37         809         4         938                                       No
      107           7         754         14       1,203                                      No
      108          32         626                                                             No
-------------------------------------------------------------------------------------------------------


                                     ANNEX B

          CAPITAL IMPROVEMENT, REPLACEMENT RESERVE AND ESCROW ACCOUNTS*



    SEQUENCE         LOAN NUMBER      PROPERTY NAME
-----------------------------------------------------------------------------------------------------------

       1                58884         Woolworth Building
       2                43043         Ridgedale Center
       3                58851         Pacific Arts Plaza
       4                59003         Marley Station
       5               20050939       IPC Louisville Portfolio
       6                58579         Mission Pointe Apartments
       7                58647         Fiesta Mall
       8                58345         Queens Atrium
       9                43108         FRI Portfolio
       10              20050968       IPC New York Portfolio
       11              20050967       IPC Wichita Portfolio
       12               58844         Massillon Commons
       13               58845         Brown's Lane
       14               58853         Edward's Multiplex-Ontario
       15               58165         Mercantile West
       16              20050812       Courtyard - Chicago, IL
       17               58922         NYU Housing - 400 Broome Street
       18              20050573       The Mansions at Hockanum Crossing
       19              20050660       MetCenter 10
       20               58869         Warm Springs Plaza
       21              20040413       Centre at Forestville
       22               58926         Civic Center Plaza
       23               58906         Villas at West Oaks
       24              20050787       Hilton Garden Inn-Arlington, VA
       25               42832         One Park Place
       26               42409         One Hanover Park
       27               58878         The Galleria
       28              20050810       Residence Inn - Carmel, IN
       29              20050811       Springhill Suites - Carmel, IN
       30              20050786       8-10 Wright Street
       31              20050821       Springhill Suites - Louisville, KY
       32              20050820       Residence Inn - Louisville, KY
       33               42773         Stateline Station
       34               43314         Emster Portfolio
       35              20050808       Residence Inn - Austin, TX
       36              20050809       Springhill Suites - Austin, TX
       37               58945         Cavalier Creekside Apartments
       38               58720         Ashford Park Apartments
       39              20050813       Courtyard - Golden, CO
       40              20050814       Residence Inn - Golden, CO
       41              20050295       Bryan Dairy East
       42              20050818       Residence Inn - Longmont, CO
       43              20050817       Courtyard - Longmont, CO
       44               58838         Langham Apartments
       45              20050788       The Park Apartments
       46               58766         Mitsuwa Marketplace
       47               58931         Brentwood Plaza Shopping Center
       48              20050700       Great America Building
       49              20050824       Springhill Suites - Westminster, CO
       50               58624         American Express Building
       51              20050823       Residence Inn - Warrenville, IL
       52               42720         Patricia Southway I & II Portfolio
       53               58940         Sarasota Village
       54               58858         Lathrop Industrial
       55               43357         Flextronics Building
       56              20050819       Courtyard - Louisville, CO
       57               58976         Sierra Verde Plaza
       58               58827         Cedarbrook Office Bulding
       59               58964         Tidewater Industrial Building
       60              20050761       307 West 38th Street
       61              20050613       High Ridge Office Complex
       62               43184         40 Pepe's Farm Road
       63               58932         FMC Technologies Building
       64              20050816       Residence Inn - Lakewood,  CO
       65              20050815       Courtyard - Lakewood, CO
       66               43162         CarMax San Antonio
       67               42937         Cinemark Seven Bridges
       68               58912         Seligman CVS Pool #2
       69              20050690       Urbana MOB
       70               58771         Burnham Portfolio - Delilah Terrace MHC and Stoney Fields Estates MHC
       71              20050688       Sugarcreek Towne Centre
       72               58905         Carlsbad Self Storage
       73               43236         1460 Macombs Road
       74              20050702       Aureus Center
       75               42849         Southgate Plaza
       76               43230         Clear Lake Shores
       77              20050822       Springhill Suites - Mishawaka, IN
       78              20050714       Grand Village Shops
       79               58950         Hayward Bridge Business Park
       80              20050807       Courtyard - Austin, TX
       81               58961         10509 Professional Circle
       82               58769         Burnham Portfolio - Clintonvilla MHC
       83               42705         Quail Springs
       84               42848         Stanley Works
       85               58840         Fontenoy Apartments
       86              20050725       Virginia Mason Medical Center
       87             20050725A       Lakeshore Learning Store
       88               58960         South Hampton Townhomes
       89               58883         Publix - Mountain Brook
       90               58872         Market Place Villas
       91               42625         23rd Street Plaza
       92               58973         189-203  Britton Avenue
       93               58790         Olive Park Shopping Center
       94               58778         Walgreens - Greenville, MI
       95              20050748       Lineville Station
       96               58894         Walgreens - Elk Grove
       97               58781         Walgreens-  Alpena, MI
       98               58942         Your Extra Attic-Johns Creek
       99               58943         Your Extra Attic- Suwanee
      100               58684         McGee's Closet Self Storage
      101              20050745       Dixie Station
      102              20050659       West Haven Apartments
      103               58903         Bryant Circle Self Storage
      104              20050719       US Forestry Building
      105               43152         Chichester Square
      106               42383         McAllen Town Center
      107               42924         104 West 190th Street
      108              20050791       Hampton Park & Moreland Parkway Apartments
      109               42948         CVS Montevallo
-----------------------------------------------------------------------------------------------------------
                                      TOTALS




                                                                    INITIAL DEPOSIT                     INITIAL
                                                                       TO CAPITAL                      DEPOSIT TO
                                                                      IMPROVEMENT                     REPLACEMENT
    SEQUENCE                   PROPERTY TYPE                            RESERVES                        RESERVES
----------------------------------------------------------------------------------------------------------------------------

       1                           Office
       2                           Retail
       3                           Office
       4                           Retail
       5                           Office
       6                        Multifamily                             $354,374
       7                           Retail
       8                           Office
       9                           Office                                                               $12,124
       10                          Office
       11                          Office
       12                          Retail
       13                          Retail
       14                          Other
       15                          Retail
       16                          Hotel
       17                       Multifamily
       18                       Multifamily
       19                          Office
       20                          Retail
       21                          Retail                               503,750                          3,295
       22                          Retail
       23                       Multifamily
       24                          Hotel
       25                          Office                                2,750                           4,890
       26                          Office
       27                          Retail
       28                          Hotel
       29                          Hotel
       30                          Office                                16,875
       31                          Hotel
       32                          Hotel
       33                          Retail
       34                          Retail
       35                          Hotel
       36                          Hotel
       37                       Multifamily
       38                       Multifamily                              12,125
       39                          Hotel
       40                          Hotel
       41                        Industrial                              37,500                         196,455
       42                          Hotel
       43                          Hotel
       44                       Multifamily
       45                       Multifamily                             201,431                         197,998
       46                          Retail
       47                          Retail                               402,500                          16,088
       48                          Office
       49                          Hotel
       50                          Office
       51                          Hotel
       52                       Multifamily                             346,625                          11,890
       53                          Retail
       54                        Industrial
       55                        Industrial
       56                          Hotel
       57                          Retail
       58                          Office
       59                        Industrial
       60                          Office                                7,500
       61                          Office                                                                 656
       62                        Industrial                              55,000                          1,667
       63                          Office
       64                          Hotel
       65                          Hotel
       66                          Retail
       67                          Other
       68                          Retail
       69                          Office
       70             Manufactured Housing Communities                   5,938
       71                          Retail
       72                       Self Storage
       73                       Multifamily                              23,588                          2,338
       74                          Office                                92,510                          40,000
       75                          Retail
       76                          Retail
       77                          Hotel
       78                          Retail                                31,500
       79                        Industrial                                                             212,000
       80                          Hotel
       81                          Office
       82             Manufactured Housing Communities
       83                          Retail
       84                          Office
       85                       Multifamily
       86                          Office                                14,138
       87                          Retail                                3,028
       88                       Multifamily
       89                          Retail
       90                       Multifamily                              25,375
       91                          Retail
       92                       Multifamily                              5,000
       93                          Retail
       94                          Retail
       95                          Retail                                                                 400
       96                          Retail
       97                          Retail
       98                       Self Storage
       99                       Self Storage
      100                       Self Storage
      101                          Retail
      102                       Multifamily                             126,945                         273,055
      103                       Self Storage
      104                          Office                                                                 404
      105                          Retail                                12,500                           363
      106                          Retail
      107                       Multifamily                              30,188                           513
      108                       Multifamily                              29,050                          55,000
      109                          Retail
----------------------------------------------------------------------------------------------------------------------------
                                                                       $2,340,189                      $1,029,134




                           ANNUAL                                                                              ANNUAL
                         DEPOSIT TO                    TAX AND                 INITIAL DEPOSIT                 DEPOSIT
                         REPLACEMENT                  INSURANCE                   TO TI/LC                    TO TI/LC
    SEQUENCE              RESERVES                     ESCROW                      ESCROW                      ESCROW
---------------------------------------------------------------------------------------------------------------------------------

       1                  $198,430                    Tax Only                   $2,394,517                   $384,940
       2                                                 No
       3                                              Tax Only                    7,100,153                    386,636
       4                                                 No
       5                   292,215                       Yes                      2,880,000                   1,865,740
       6                   138,825                    Tax Only
       7                                              Tax Only
       8                   252,996                    Tax Only
       9                   145,482                       Yes                       16,667                      200,000
       10                  74,080                        Yes                                                   463,001
       11                  80,574                        Yes                       250,000                     503,586
       12                                                No
       13                                                No
       14                                                No
       15                  14,899                        Yes                      3,560,000
       16                  587,700                       Yes
       17                  52,380                     Tax Only
       18                                                No
       19                  51,975                        Yes                      6,022,725
       20                  18,227                     Tax Only
       21                  39,552                        Yes                       500,000                     150,000
       22                  28,988                        Yes                       100,000                     39,996
       23                  46,170                        Yes
       24                  325,000                       Yes
       25                  58,683                        Yes                       24,167                      290,000
       26                                             Tax Only
       27                  15,030                        Yes                       280,478
       28                  121,668                       Yes
       29                  116,004                       Yes
       30                  10,386                        Yes
       31                  106,241                       Yes
       32                  101,202                       Yes
       33                                                No
       34                                                No                         2,500                      30,000
       35                  106,740                       Yes
       36                  107,472                       Yes
       37                  42,000                        Yes
       38                  80,825                        Yes
       39                  104,592                       Yes
       40                  93,546                        Yes
       41                                                Yes                       921,400                     100,776
       42                  95,532                        Yes
       43                  90,924                        Yes
       44                  45,000                     Tax Only
       45                  58,140                        Yes
       46                  22,830                        No
       47                                                Yes
       48                                             Tax Only
       49                  137,460                       Yes
       50                                                No
       51                  139,332                       Yes
       52                  142,680                       Yes
       53                                                No
       54                  10,757                        Yes
       55                                                No
       56                  145,260                       Yes
       57                  29,280                        Yes
       58                                             Tax Only
       59                  15,801                        Yes                       450,000                     144,000
       60                                             Tax Only
       61                   7,873                        Yes                        5,000                      60,000
       62                  20,000                        Yes
       63                                                No                                                    90,000
       64                  79,968                        Yes
       65                  60,828                        Yes
       66                                                No
       67                                                No
       68                                                No
       69                   9,346                        Yes
       70                   9,750                     Tax Only
       71                  23,490                        Yes                                                   30,000
       72                                                No
       73                  28,050                        Yes
       74                                                Yes                       160,000
       75                                                No
       76                                                No
       77                  86,232                        Yes
       78                   8,256                        Yes                                                   41,268
       79                  15,006                        No                                                    80,004
       80                  91,932                        Yes
       81                   2,166                        Yes                                                   54,132
       82                   9,000                        Yes
       83                                                No
       84                                                No
       85                  14,068                     Tax Only
       86                   4,316                        Yes
       87                   1,882                        Yes                                                    5,321
       88                  15,000                        Yes
       89                                                No
       90                   7,750                        Yes
       91                                                No
       92                  16,092                     Tax Only
       93                   2,608                        Yes                                                   20,000
       94                                                No
       95                   4,802                        No
       96                                                No
       97                                                No
       98                   4,140                        Yes
       99                   4,542                        Yes
      100                   4,968                        Yes
      101                   3,252                        Yes                                                   18,408
      102                  17,250                        Yes
      103                   2,868                        Yes
      104                   4,850                        Yes
      105                   4,354                        Yes                         750                        9,000
      106                                                No
      107                   6,150                        Yes
      108                  20,160                        Yes
      109                                                No
---------------------------------------------------------------------------------------------------------------------------------
                         $4,935,827                                              $24,668,356                 $4,966,809


*Certain monthly reserves may be subject to caps.